UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _3/31__

Date of reporting period:  3/31/15__

Item 1. Reports to Stockholders.

Annual Report
and Shareholder Letter
March 31, 2015

Templeton BRIC Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton BRIC Fund	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and
Statement of Investments	11
Financial Statements	16
Notes to Financial Statements	20
Report of Independent Registered
Public Accounting Firm	27
Tax Information	28
Board Members and Officers	29
Shareholder Information	34

Annual Report

Templeton BRIC Fund

This annual report for Templeton BRIC Fund covers the fiscal year ended March 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of BRIC companies — those companies that are organized under the laws of, have a principal office in, or whose principal trading market is in Brazil, Russia, India or China (including the People’s Republic of China, Hong Kong and Taiwan); or derive 50% or more of their total revenue or profit from either goods or services produced or sales made in, or have 50% or more of their assets in, BRIC countries.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review amid a generally accommodative monetary policy environment. For the 12 months ended March 31, 2015, BRIC stocks, as measured by the MSCI BRIC Index, generated a +3.93% total return.1

China was the strongest BRIC performer, as the MSCI China Index generated a +24.34% total return for the 12-month period.1 China’s economy appeared to stabilize in 2014’s second half as fiscal and monetary stimulus measures began to gain traction. First-quarter 2015’s gross domestic product (GDP) grew 7.0% year-over-year, less robust than 7.4% in 2014’s first quarter, amid solid consumption but weaker fixed-asset investment and industrial production growth.2 The services sector accounted for more than half of GDP for the first time, as the government’s market-friendly policies supported new economic drivers that could help make economic expansion more sustainable. In addition to cutting its benchmark interest rate, the People’s Bank of China (PBOC) provided short-term liquidity, extended its medium-term lending facility and lowered the reserve requirement ratio for commercial banks. With inflationary pressures trending downward, policymakers may have the flexibility to implement additional measures to support the economy.

Indian stocks, as measured by the MSCI India Index, generated a +20.70% total return for the 12-month period.1 The new government’s pro-growth reforms, an improving economy, and the Reserve Bank of India’s interest rate cuts supported investor sentiment. India’s GDP grew 7.5% year-over-year in the December quarter, compared to the revised 8.2% growth rate in the September quarter resulting from a new methodology for calculating national accounts data.3 Key economic drivers included the manufacturing and services sectors. The Indian rupee weakened after strengthening early in the period as a result of robust foreign direct investment. The new government’s first full budget indicated efforts to keep the fiscal deficit low while prioritizing economic growth by encouraging domestic and foreign investments.

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).
3. Source: India Central Statistical Organization.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 14.

franklintempleton.com

Annual Report

| 3

TEMPLETON BRIC FUND

Russia performed poorly, as measured by the MSCI Russia Index’s -24.94% total return for the 12 months under review.1 International sanctions and the Ukraine crisis led investors to withdraw from Russia, which severely pressured the equity market and the ruble. The Central Bank of Russia’s (CBR’s) efforts to defend the currency through much higher interest rates had little effect. Further hurting investor sentiment were independent credit rating agencies Standard & Poor’s (S&P’s) and Moody’s Investors Service’s downgrades of Russia’s sovereign credit rating to below investment grade. They cited deteriorating asset quality in the country’s financial system and the negative effects on the economy from the Ukraine crisis, weak oil prices and ruble depreciation. Russia’s GDP growth rate slowed from 1.3% in 2013 to 0.6% in 2014, resulting largely from lower oil prices and reduced investments.4 The CBR raised its key interest rate five times during the 12-month period, including a 6.5% increase in December to 17.0%, in an effort to curb inflation and the ruble’s devaluation. However, the CBR began easing monetary policy in 2015’s first quarter and lowered the key interest rate twice, to 14.0%, as it sought to stimulate the economy. Russia and Ukraine signed a new ceasefire agreement in February, but uncertainties still remained.

Brazil underperformed its BRIC peers, as measured by the MSCI Brazil Index’s -28.36% total return for the 12 months under review, largely due to investor concerns about currency depreciation, a weak economy, lower commodity prices and a corruption scandal affecting the state oil company.1 Brazil exited recession in the second half of 2014, as government spending helped GDP grow 0.2% quarter-over-quarter in the third quarter and consumer spending supported a 0.3% growth rate in the fourth quarter.5 The Central Bank of Brazil raised its benchmark interest rate a total of 2% during the period, to 12.75%, to curb inflation and currency depreciation. President Dilma Rousseff was reelected in a second election round. In January, the government announced measures, including fuel and import tax increases and the end of automobile tax breaks, to support the government’s fiscal position.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

The Fund’s Class A shares had a -3.89% cumulative total return for the 12 months ended March 31, 2015. In comparison, the MSCI BRIC Index generated a +3.93% total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Tencent Holdings, Beijing Capital Land and China Mobile.

Tencent is one of the world’s largest and most widely used Internet service portals. Founded in 1998 to provide instant messenger services, the company grew into a provider of mass media, entertainment, and Internet and mobile phone value-added services in China and internationally. Tencent contributed significantly to Fund performance as it benefited from the general strength of Chinese Internet stocks resulting from higher demand for mobile services. Additionally, many investors recognized the strong growth potential of the company’s recent strategic investments. Substantial investment flows from mainland China through the Shanghai-Hong Kong Stock Connect program also supported share price performance.

4. Source: Federal State Statistics Service, Russia.
5. Source: Brazilian Institute of Geography and Statistics (IBGE).

4 | Annual Report

franklintempleton.com

TEMPLETON BRIC FUND

Beijing Capital Land is a real estate company developing high-end commercial and middle- to high-end residential properties in China’s capital and other regions. Most of the company’s share price appreciation occurred in 2015’s first quarter, as the PBOC’s substantial monetary easing measures and housing market stimulus programs bolstered investor sentiment. Further supporting share price performance were the company’s announcement of strong sales growth and solid gains in core profitability for 2014’s fourth quarter, China’s ongoing urbanization and middle-class consumers’ robust housing demand.

China Mobile is China’s largest mobile telecommunications company. Its stock performed well as many investors acknowledged the company’s rapid progress in launching its 4G service and anticipated its potential cost savings from merging its network infrastructure with those of its two main rivals, as well as continued strong demand for smartphones and their accompanying applications. Expectations that China Mobile would benefit from the government’s effort to foster a more market-oriented management style among state-owned enterprises also generated optimism in the company.

Top 10 Holdings
3/31/15

Company	% of Total
Sector/Industry, Country	Net Assets
Tencent Holdings Ltd.	6.7%
Internet Software & Services, China
ICBC (Industrial and Commercial Bank of China) Ltd., H 5.6%
Banks, China
Beijing Capital Land Ltd., H	5.0%
Real Estate Management & Development, China
China Construction Bank Corp., H	4.8%
Banks, China
Banco Bradesco SA, ADR, pfd.	4.4%
Banks, Brazil
Sinopec (China Petroleum and Chemical Corp.), H	4.3%
Oil, Gas & Consumable Fuels, China
Luk Fook Holdings (International) Ltd.	4.0%
Specialty Retail, Hong Kong
Itausa - Investimentos Itau SA, pfd.	3.8%
Banks, Brazil
China Mobile Ltd.	3.8%
Wireless Telecommunication Services, China
TravelSky Technology Ltd., H	3.4%
IT Services, China

In contrast, three of the largest detractors from the Fund’s absolute performance included Petrobras (Petroleo Brasileiro), Vale and Gazprom.

Investor sentiment in Brazil’s stock market was negatively affected by sluggish economic growth, interest rate increases, commodity price declines, currency devaluation and a corruption scandal affecting the state oil company, Petrobras. President Dilma Rousseff’s reelection also diminished investors’ earlier hopes for a more market-friendly political environment.

Petrobras, a new holding this period, is Brazil’s main oil and gas producer, refiner and distributor. The company’s close links with government and political figures were scrutinized amid accusations of bribery and corrupt practices. Long delays in the release of corporate results, as the company sought to quantify the impact of suspicious transactions, pressured investor sentiment. Sharply weaker oil and gas prices also led investors to worry about the group’s heavy debt burden.

Vale is a Brazil-based global mining company that owns vast reserves of iron ore and nickel, as well as transport and logistics assets. A decline in iron ore prices resulting from rising supplies and weak demand, as well as high-cost producers’ slower-than-anticipated closures of excess capacity, hurt investor sentiment.

Russia was one of the weakest performing emerging markets for the 12 months ended March 31, 2015, as commodity price declines and international sanctions in response to the crisis in Ukraine limited funding sources for Russia’s already slowing economy. Further hurting investor sentiment were S&P’s and Moody’s downgrades of Russia’s sovereign credit rating to below investment grade, citing deteriorating asset quality in the country’s financial system.

Gazprom is Russia’s main natural gas producer and distributor. The combination of weak oil prices and international sanctions in response to Russia’s activities in Ukraine, which in turn weakened the ruble and the overall economy, led the company’s share price to decline during the period.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative

franklintempleton.com	Annual Report	|	5

TEMPLETON BRIC FUND

effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the 12-month period, our continued search for what we considered to be undervalued companies with attractive growth prospects led us to undertake selective purchases across the BRIC countries. As a result, we increased the Fund’s holdings largely in the financials and energy sectors.6 Key purchases included new positions in major Chinese commercial banks China Construction Bank, ICBC (Industrial and Commercial Bank of China) and Bank of China; oil and gas company Cairn India; and Mail.ru Group, a leading Russian Internet communications and entertainment company.

Conversely, we conducted some sales because of share redemptions and as we sought to strategically reposition the Fund’s portfolio. As a result, we closed the Fund’s positions in the industrials sector and reduced holdings largely in the information technology (IT), telecommunication services, consumer discretionary and consumer staples sectors.7 Key sales included trimming investments in Infosys, one of India’s major IT consulting companies, and the aforementioned Tencent and China Mobile.

Thank you for your continued participation in Templeton BRIC Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6. The financials sector comprises banks, diversified financial services, and real estate management and development in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.
7. The IT sector comprises Internet software and services and IT services in the SOI. The telecommunication services sector comprises wireless telecommunication services in the SOI. The consumer discretionary sector comprises automobiles, Internet and catalog retail, media and specialty retail in the SOI. The consumer staples sector comprises beverages, food and staples retailing, and personal products in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

6 | Annual Report franklintempleton.com

TEMPLETON BRIC FUND

Performance Summary as of March 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/15	3/31/14		Change
A (TABRX)	$9.78	$10.32	-$	0.54
C (TPBRX)	$9.64	$10.16	-$	0.52
Advisor (TZBRX)	$9.74	$10.28	-$	0.54

Distributions (4/1/14–3/31/15)
Share Class	Dividend Income
A	$0.1403
C	$0.0568
Advisor	$0.1773

Performance1

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A				2.00%	2.10%
1-Year	-3.89%	-9.42%	$9,058
5-Year	-24.21%	-6.51%	$7,143
Since Inception (6/1/06)	+10.53%	+0.46%	$10,418
C				2.72%	2.82%
1-Year	-4.57%	-5.52%	$9,448
5-Year	-26.87%	-6.07%	$7,313
Since Inception (6/1/06)	+4.01%	+0.45%	$10,401
Advisor[6]				1.72%	1.82%
1-Year	-3.55%	-3.55%	$9,645
5-Year	-23.14%	-5.13%	$7,686
Since Inception (6/1/06)	+12.72%	+1.37%	$11,272

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com

Annual Report

| 7

TEMPLETON BRIC FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

8 | Annual Report

franklintempleton.com

TEMPLETON BRIC FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in BRIC companies, which are located in, or operate in, emerging market countries, involve heightened risks related to the same factors, in addition to those associated with these companies’ smaller size, lesser liquidity and the lack of established legal, political, business and social frameworks to support securities markets in the countries in which they operate. The Fund is a nondiversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares. All invest-
ments in emerging markets should be considered long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 7/31/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 8/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -27.49%
and -4.71%.
7. Source: Morningstar. The MSCI BRIC Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil,
Russia, India and China.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report | 9

TEMPLETON BRIC FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/14	Value 3/31/15	Period* 10/1/14–3/31/15
A
Actual	$1,000	$917.50	$9.51
Hypothetical (5% return before expenses)	$1,000	$1,015.01	$10.00
C
Actual	$1,000	$914.70	$12.98
Hypothetical (5% return before expenses)	$1,000	$1,011.37	$13.64
Advisor
Actual	$1,000	$918.90	$8.23
Hypothetical (5% return before expenses)	$1,000	$1,016.36	$8.65

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.99%; C: 2.72%; and Advisor: 1.72%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

10 | Annual Report

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton BRIC Fund
		Year Ended March 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.32	$11.28	$12.21	$15.44	$13.77
Income from investment operations[a]:
Net investment income[b]	0.13	0.28	0.12	0.14	0.02
Net realized and unrealized gains (losses)	(0.53)	(0.90)	(0.99)	(3.22)	1.68
Total from investment operations	(0.40)	(0.62)	(0.87)	(3.08)	1.70
Less distributions from net investment income	(0.14)	(0.34)	(0.06)	(0.15)	(0.03)
Net asset value, end of year	$9.78	$10.32	$11.28	$12.21	$15.44

Total return[c]	(3.89)%	(5.69)%	(7.15)%	(19.93)%	12.47%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.07%	2.10%	2.06%	2.02%	2.11%
Expenses net of waiver and payments by affiliates	2.00%	2.00%	2.06%	2.02%	2.11%
Net investment income	1.20%	2.61%	1.02%	1.05%	0.17%

Supplemental data
Net assets, end of year (000’s)	$136,298	$182,772	$270,172	$398,712	$595,870
Portfolio turnover rate	30.87%	19.88%	29.92%	18.48%	18.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 11

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton BRIC Fund (continued)
		Year Ended March 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.16	$11.10	$12.04	$15.20	$13.62
Income from investment operations[a]:
Net investment income (loss)[b]	0.06	0.20	0.03	0.05	(0.07)
Net realized and unrealized gains (losses)	(0.52)	(0.89)	(0.97)	(3.16)	1.65
Total from investment operations	(0.46)	(0.69)	(0.94)	(3.11)	1.58
Less distributions from net investment income	(0.06)	(0.25)	—	(0.05)	—
Net asset value, end of year	$9.64	$10.16	$11.10	$12.04	$15.20

Total return[c]	(4.57)%	(6.37)%	(7.81)%	(20.46)%	11.60%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.79%	2.82%	2.77%	2.72%	2.81%
Expenses net of waiver and payments by affiliates	2.72%	2.72%	2.77%	2.72%	2.81%
Net investment income (loss)	0.48%	1.89%	0.31%	0.35%	(0.53)%

Supplemental data
Net assets, end of year (000’s)	$41,594	$58,216	$89,887	$127,570	$195,492
Portfolio turnover rate	30.87%	19.88%	29.92%	18.48%	18.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

12 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
			FINANCIAL HIGHLIGHTS

Templeton BRIC Fund (continued)
		Year Ended March 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.28	$11.25	$12.18	$15.42	$13.77
Income from investment operations[a]:
Net investment income[b]	0.16	0.30	0.15	0.15	0.03
Net realized and unrealized gains (losses)	(0.52)	(0.90)	(0.98)	(3.19)	1.72
Total from investment operations	(0.36)	(0.60)	(0.83)	(3.04)	1.75
Less distributions from net investment income	(0.18)	(0.37)	(0.10)	(0.20)	(0.10)
Net asset value, end of year	$9.74	$10.28	$11.25	$12.18	$15.42

Total return	(3.55)%	(5.48)%	(6.86)%	(19.66)%	12.67%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.79%	1.82%	1.77%	1.72%	1.81%
Expenses net of waiver and payments by affiliates	1.72%	1.72%	1.77%	1.72%	1.81%
Net investment income	1.48%	2.89%	1.31%	1.35%	0.47%

Supplemental data
Net assets, end of year (000’s)	$6,838	$9,426	$13,549	$23,410	$28,617
Portfolio turnover rate	30.87%	19.88%	29.92%	18.48%	18.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 13

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, March 31, 2015

Templeton BRIC Fund
	Industry	Shares	Value
Common Stocks 81.9%
Brazil 3.5%
AES Tiete SA	Independent Power & Renewable
	Electricity Producers	340,600	$1,562,728
Ambev SA	Beverages	463,530	2,678,399
BM&F BOVESPA SA	Diversified Financial Services	106,700	372,932
Cia Hering	Specialty Retail	136,200	699,555
[a]Hypermarcas SA	Personal Products	181,565	1,120,210
			6,433,824
China 47.8%
[a,b]BAIC Motor Corp. Ltd., 144A	Automobiles	726,000	906,488
[a]Baidu Inc., ADR	Internet Software & Services	14,200	2,959,280
Bank of China Ltd., H	Banks	7,089,000	4,087,355
Beijing Capital Land Ltd., H	Real Estate Management & Development	14,832,400	9,164,247
China Construction Bank Corp., H	Banks	10,596,000	8,788,257
China Mobile Ltd.	Wireless Telecommunication Services	543,359	7,078,774
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	9,882,800	7,865,295
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	1,529,500	3,902,344
CPMC Holdings Ltd.	Containers & Packaging	2,570,200	1,339,362
Dongfeng Motor Group Co. Ltd., H	Automobiles	1,288,000	2,063,418
Industrial and Commercial Bank of China Ltd., H	Banks	14,138,000	10,412,953
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,324,272	1,950,653
[a]JD.com Inc., ADR	Internet & Catalog Retail	86,399	2,538,403
[a]Lianhua Supermarket Holdings Co. Ltd., H	Food & Staples Retailing	2,894,400	1,489,640
Mindray Medical International Ltd., ADR	Health Care Equipment & Supplies	49,400	1,351,090
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	3,210,000	3,548,425
Tencent Holdings Ltd.	Internet Software & Services	656,095	12,465,775
Travelsky Technology Ltd., H	IT Services	5,478,700	6,317,785
			88,229,544
Hong Kong 5.0%
Giordano International Ltd.	Specialty Retail	3,706,325	1,792,770
Luk Fook Holdings (International) Ltd.	Specialty Retail	2,644,184	7,367,078
			9,159,848
India 19.3%
Bajaj Holdings and Investment Ltd.	Diversified Financial Services	231,042	4,808,869
Biocon Ltd.	Biotechnology	264,126	1,990,329
Cairn India Ltd.	Oil, Gas & Consumable Fuels	808,407	2,775,892
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	54,930	3,077,108
Grasim Industries Ltd.	Construction Materials	45,935	2,671,760
ICICI Bank Ltd.	Banks	332,660	1,685,245
Infosys Ltd.	IT Services	116,911	4,164,364
Maharashtra Seamless Ltd.	Metals & Mining	725,197	2,295,705
Mindtree Ltd.	IT Services	153,236	3,207,636
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	325,900	1,603,118
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	341,784	4,533,097
Tata Consultancy Services Ltd.	IT Services	62,040	2,544,178
Tata Motors Ltd., A	Automobiles	70,279	374,143
			35,731,444

14 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton BRIC Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
Russia 6.3%
CTC Media Inc.	Media	113,190	$448,232
Gazprom OAO, ADR	Oil, Gas & Consumable Fuels	582,446	2,768,948
[c]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	83,250	3,856,140
[c]LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	36,300	1,681,416
[a,d]Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	74,435	1,479,024
Mining and Metallurgical Co. Norilsk Nickel
OJSC, ADR	Metals & Mining	78,800	1,399,882
			11,633,642
Total Common Stocks
(Cost $130,950,133)			151,188,302
Preferred Stocks 15.4%
Brazil 15.4%
Banco Bradesco SA, ADR, pfd.	Banks	870,399	8,077,303
Bradespar SA, pfd.	Metals & Mining	274,700	911,078
Itau Unibanco Holding SA, ADR, pfd.	Banks	532,693	5,891,584
Itausa - Investimentos Itau SA, pfd.	Banks	2,271,619	7,100,143
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	539,100	3,283,119
Vale SA, ADR, pfd., A	Metals & Mining	671,895	3,258,691
Total Preferred Stocks
(Cost $42,492,833)			28,521,918
Total Investments before Short
Term Investments
(Cost $173,442,966)			179,710,220
Short Term Investments
(Cost $5,897,606) 3.2%
Money Market Funds 3.2%
United States 3.2%
[a,e]Institutional Fiduciary Trust Money
Market Portfolio		5,897,606	5,897,606
Total Investments
(Cost $179,340,572) 100.5%			185,607,826
Other Assets, less Liabilities (0.5)%			(878,036)
Net Assets 100.0%			$184,729,790

See Abbreviations on page 26.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March
31, 2015, the value of this security was $906,488, representing 0.49% of net assets.
cAt March 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2015, the value of this security was
$1,479,024, representing 0.80% of net assets.
eSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 15

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2015

Templeton BRIC Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$173,442,966
Cost - Sweep Money Fund (Note 3f)	5,897,606
Total cost of investments	$179,340,572
Value - Unaffiliated issuers	$179,710,220
Value - Sweep Money Fund (Note 3f)	5,897,606
Total value of investments	185,607,826
Cash	28,862
Foreign currency, at value (cost $211,167)	211,167
Receivables:
Investment securities sold	1,015,149
Capital shares sold	49,720
Dividends	76,811
Foreign tax	154,655
Other assets	116
Total assets	187,144,306
Liabilities:
Payables:
Investment securities purchased	1,263,950
Capital shares redeemed	521,909
Management fees	204,349
Distribution fees	131,011
Transfer agent fees	146,407
Accrued expenses and other liabilities	146,890
Total liabilities	2,414,516
Net assets, at value	$184,729,790
Net assets consist of:
Paid-in capital	$473,230,918
Undistributed net investment income	313,876
Net unrealized appreciation (depreciation)	6,210,787
Accumulated net realized gain (loss)	(295,025,791)
Net assets, at value	$184,729,790

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
March 31, 2015

Templeton BRIC Fund

Class A:
Net assets, at value	$136,297,950
Shares outstanding	13,939,834
Net asset value per share[a]	$9.78
Maximum offering price per share (net asset value per share ÷ 94.25%)	$10.38
Class C:
Net assets, at value	$41,593,564
Shares outstanding	4,316,221
Net asset value and maximum offering price per share[a]	$9.64
Advisor Class:
Net assets, at value	$6,838,276
Shares outstanding	702,286
Net asset value and maximum offering price per share	$9.74

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	17

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2015

Templeton BRIC Fund

Investment income:
Dividends (net of foreign taxes of $569,607)	$7,352,359
Expenses:
Management fees (Note 3a)	2,984,640
Distribution fees: (Note 3c)
Class A	476,958
Class C	525,550
Transfer agent fees: (Note 3e)
Class A	599,969
Class C	187,529
Advisor Class	30,734
Custodian fees (Note 4)	70,493
Reports to shareholders	92,205
Registration and filing fees	58,870
Professional fees	51,597
Trustees’ fees and expenses	8,767
Other	19,768
Total expenses	5,107,080
Expenses waived/paid by affiliates (Note 3f and 3g)	(159,843)
Net expenses	4,947,237
Net investment income	2,405,122
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	8,551,269
Foreign currency transactions	(209,065)
Net realized gain (loss)	8,342,204
Net change in unrealized appreciation (depreciation) on:
Investments	(17,135,213)
Translation of other assets and liabilities denominated in foreign currencies	(21,398)
Net change in unrealized appreciation (depreciation)	(17,156,611)
Net realized and unrealized gain (loss)	(8,814,407)
Net increase (decrease) in net assets resulting from operations	$(6,409,285)

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton BRIC Fund

	Year Ended March 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$2,405,122	$7,371,870
Net realized gain (loss) from investments and foreign currency transactions	8,342,204	(28,695,783)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets
and liabilities denominated in foreign currencies	(17,156,611)	(406,215)
Net increase (decrease) in net assets resulting from operations	(6,409,285)	(21,730,128)
Distributions to shareholders from:
Net investment income:
Class A	(2,092,490)	(6,523,980)
Class C	(270,191)	(1,599,121)
Advisor Class	(138,571)	(378,633)
Total distributions to shareholders	(2,501,252)	(8,501,734)
Capital share transactions: (Note 2)
Class A	(39,817,856)	(65,400,617)
Class C	(14,770,395)	(24,570,655)
Advisor Class	(2,184,847)	(2,991,788)
Total capital share transactions	(56,773,098)	(92,963,060)
Net increase (decrease) in net assets	(65,683,635)	(123,194,922)
Net assets:
Beginning of year	250,413,425	373,608,347
End of year	$184,729,790	$250,413,425
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$313,876	$(630,706)

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 19

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton BRIC Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton BRIC Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded

20 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)

funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary.

franklintempleton.com

Annual Report

| 21

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At March 31, 2015, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

			Year Ended March 31,
		2015			2014
	Shares		Amount	Shares	Amount
Class A Shares:
Shares sold	1,663,035		$17,836,239	2,332,736	$24,935,368
Shares issued in reinvestment of distributions	205,575		2,039,325	580,183	6,300,786
Shares redeemed	(5,644,625)		(59,693,420)	(9,148,404)	(96,636,771)
Net increase (decrease)	(3,776,015)		$(39,817,856)	(6,235,485)	$(65,400,617)
Class C Shares:
Shares sold	310,908		$3,239,852	586,717	$6,084,750
Shares issued in reinvestment of distributions	25,130		246,273	134,756	1,444,586
Shares redeemed	(1,750,888)		(18,256,520)	(3,088,060)	(32,099,991)
Net increase (decrease)	(1,414,850)		$(14,770,395)	(2,366,587)	$(24,570,655)
Advisor Class Shares:
Shares sold	221,366		$2,420,582	429,853	$4,592,124
Shares issued in reinvestment of distributions	11,621		114,703	27,951	302,435
Shares redeemed	(447,287)		(4,720,132)	(745,619)	(7,886,347)
Net increase (decrease)	(214,300)		$(2,184,847)	(287,815)	$(2,991,788)

22 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rates for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as

franklintempleton.com

Annual Report

| 23

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements (continued)

applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$31,411
CDSC retained	$4,304

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended March 31, 2015, the Fund paid transfer agent fees of $818,232, of which $411,590 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Effective August 1, 2014, TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.72% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2015. Management agreed to extend the contractual limit on expenses currently applied to the Fund through July 31, 2016, which will be reflected in the annual prospectus update.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2015, capital loss carry forwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$85,086,528
2018	170,308,709
2019	12,538,988
Capital loss carryforwards not subject to expiration:
Short term	6,179,504
Long term	20,066,997
Total capital loss carryforwards	$294,180,726

24 | Annual Report		franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)

During the year ended March 31, 2015, the Fund utilized $7,970,152 of capital loss carryforwards.

The tax character of distributions paid during the years ended March 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from Ordinary Income:	$2,501,252	$8,501,734

At March 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$183,295,386

Unrealized appreciation	$33,554,896
Unrealized depreciation	(31,242,456)
Net unrealized appreciation (depreciation)	$2,312,440

Distributable earnings - undistributed ordinary income	$3,422,592

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2015, aggregated $68,995,400 and $124,824,961, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy, possibly forcing the economy into a recession. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain companies impacted by the sanctions, the restrictions do not impact the existing investments in those issuers. At March 31, 2015, the Fund had 6.3% of its net assets invested in Russia.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

franklintempleton.com

Annual Report

| 25

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)

8. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$3,608,672	$8,024,970	$—	$11,633,642
All Other Equity Investments[b]	168,076,578	—	—	168,076,578
Short Term Investments	5,897,606	—	—	5,897,606
Total Investments in Securities	$177,582,856	$8,024,970	$—	$185,607,826

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR		American Depositary Receipt
GDR		Global Depositary Receipt
26	|	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton BRIC Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton BRIC Fund (the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 15, 2015

franklintempleton.com

Annual Report

| 27

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton BRIC Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 10.33% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $5,185,744 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 9, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0515	$0.4277	$0.1648
Class C	$0.0515	$0.3193	$0.1230
Advisor Class	$0.0515	$0.4695	$0.1810

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015 , shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

28 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	138	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	43	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (2014-present), Ares
Capital Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2001	26	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	138	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		RTI International Metals, Inc.
		Trustee since 2007		(manufacture and distribution of
titanium) (1999-present), Canadian
National Railway (railroad) (2001-
present), White Mountains Insurance
Group, Ltd. (holding company) (2004-
present) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

franklintempleton.com				Annual Report | 29

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2006	42	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	138	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	138	Cbeyond, Inc. (business
300 S.E. 2nd Street				communications provider)
Fort Lauderdale, FL 33301-1923				(2010-2012), The Southern Company
				(energy company) (December 2014;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 2001	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations;
and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	43	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

30 | Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2006	155	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board,	Board, Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013, and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

franklintempleton.com				Annual Report | 31

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Products and Client Services, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

32 | Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since		Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013	and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares Capital
Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals,
Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the account-
ing estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange
Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com Annual Report | 33

TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON BRIC FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds in Templeton Global Investment Trust, including Templeton BRIC Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, they receive an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, other than as noted below with respect to investment performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual

34 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND

SHAREHOLDER INFORMATION

enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares during 2014 and previous years of operations. The Lipper performance universe for the Fund consisted of all retail and institutional emerging markets funds as designated by Lipper. The Lipper report showed the Fund’s total return in 2014 to be in the lowest performing quintile of the performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three- and five-year periods. The performance universe was broad and not limited to funds investing in the BRIC countries, but the Board noted that the Fund’s total return had also underperformed all but one of the six other U.S. BRIC funds included in such universe during 2014. The Board was not satisfied with the Fund’s performance and discussed with management the reasons for such underperformance as well as steps being taken to address it. In discussing such performance, the Fund’s portfolio managers expressed their conviction that stocks held in the Fund’s portfolio reflected Templeton’s bottom-up, long-term value approach to investing and that the value of such holdings would eventually be recognized in the market. They noted that an analysis was being performed of the portfolio holdings to determine if they continued to be appropriate for the portfolio. During such discussions, management expressed its confidence in the existing portfolio management team, steps currently being taken to further support the team and the commitment of resources to this ongoing effort. Based on such discussions and management’s actions to date, the Board indicated an intention to continue to closely monitor the Fund’s performance and continue discussions with management on an ongoing basis.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual investment management fee rate to be 20 basis points above the Lipper expense group median, and its actual total expense ratio to be the highest in its Lipper expense group. Management agreed to extend the contractual limit on expenses currently applied to the Fund through July 31, 2016, which the Board found to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the

franklintempleton.com

Annual Report

| 35

TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON BRIC FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. In view of the specialized nature and size of the Fund, whose expenses are being subsidized by management, the Board questioned whether economies of scale existed. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

36 | Annual Report

franklintempleton.com

Annual Report and Shareholder Letter
Templeton BRIC Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	405 A 05/15

Annual Report
and Shareholder Letter
March 31, 2015

Templeton Emerging Markets Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton Emerging Markets
Balanced Fund	3
Performance Summary	8
Your Fund’s Expenses	13
Financial Highlights and
Statement of Investments	15
Financial Statements	30
Notes to Financial Statements	34
Report of Independent Registered
Public Accounting Firm	46
Tax Information	47
Board Members and Officers	48
Shareholder Information	53

Annual Report

Templeton Emerging Markets Balanced Fund

This annual report for Templeton Emerging Markets Balanced Fund covers the fiscal year ended March 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings in a diversified portfolio of equity securities and fixed and floating rate debt obligations issued by governments, government-related entities and corporate entities that are located, incorporated or have significant business activities in or are impacted by economic developments in developing or emerging market countries. The Fund normally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income senior securities.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review amid a generally accommodative monetary policy environment. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports and geopolitical crises, emerging market economies overall continued to grow faster than developed market economies. China’s economy appeared to stabilize in 2014’s second half as fiscal and monetary stimulus measures began to gain some traction. However, it grew at a less robust pace in 2015’s first quarter, amid solid consumption but weaker fixed-asset investment and industrial production growth. The services sector accounted for more than half of gross domestic product for the first time, as the government’s market-friendly policies supported new economic drivers that could help make economic expansion more sustainable.

The Chinese economy continued to have profound implications for the global economy. During the period, we held the opinion that China would not face a “hard landing” scenario in the moderation of its economic growth. Those stabilizing trends appeared to hold form and China concluded 2014 with reasonable growth around 7.3%.1 It is important to note that China’s economy is much larger today than it was in the recent past. Even a 7.0% growth rate creates a much larger global aggregate demand effect compared with China’s higher growth rates

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

from 10 years ago when it was growing at 10%–12%. Thus, the slowdown in the rate of China’s growth during the period did not have a dire impact on aggregate demand globally.

India’s manufacturing and services sectors strengthened as they benefited from the new government’s pro-growth reforms. Other emerging market countries showing signs of economic improvement included Mexico, Qatar and Thailand, while several economies, including those of Turkey, Russia and South Africa, showed signs of moderation. Brazil exited recession as government spending drove third-quarter economic growth and consumer spending supported fourth-quarter expansion, but it continued to face headwinds such as high inflation, lower commodity prices and a severe drought.

Central bank actions varied across emerging markets during the 12-month period. Some central banks, including those of Brazil, South Africa and Russia, raised interest rates in response to rising inflation and weakening currencies. In contrast, several central banks, including those of India, Turkey and South Korea, lowered interest rates to promote economic growth.

In addition to cutting its benchmark interest rate, the People’s Bank of China provided short-term liquidity, extended its medium-term lending facility and lowered the reserve requirement ratio for commercial banks. With inflationary pressures trending downward, policymakers may have the flexibility to implement additional measures to support the economy.

Emerging market stocks and bonds experienced volatility during the period amid concerns about global economic growth, the

1. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 19.

franklintempleton.com

Annual Report

| 3

TEMPLETON EMERGING MARKETS BALANCED FUND

future course of U.S. monetary policy, political instability and geopolitical crises in certain regions, the devaluation of many currencies against the U.S. dollar and Greece’s debt negotiations. Also weighing on investor sentiment was a sharp decline in crude oil prices, which pressured several oil-producing countries’ financial positions and currencies.

In our view, the market misjudged the underlying forces behind the oil price decline, which we considered to have been driven by supply dynamics rather than a loss of demand. We believe that the global economy benefits from lower oil prices and that most observers have been too pessimistic. Risk aversion increased in November and December as the decline in oil prices accelerated. Heightened volatility led to a broad decrease in local-currency sovereign bond yields across the Americas, Europe and Asia, and a widening of credit spreads. During this time, higher duration securities outperformed lower duration securities and higher quality bonds outperformed lower quality bonds. This trend persisted through January before sharply reversing course in February; credit spreads tightened as risk appetites returned and local-currency sovereign bond yields shifted higher across the Americas, Europe and Asia.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower dura-
tion can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

During the period, China’s fiscal and monetary stimulus measures, the Bank of Japan’s and the European Central Bank’s quantitative easing programs and the U.S. Federal Reserve Board’s continued accommodative policy provided investors with some optimism. A temporary solution to Greece’s dispute with the country’s international creditors and a Russia-Ukraine ceasefire agreement bolstered emerging market stocks and bonds in February, but renewed uncertainties tempered performance near period-end.

For the 12 months ended March 31, 2015, emerging market stocks, as measured by the MSCI Emerging Markets (EM) Index, rose 11.31% in local currency terms, as many investors seemed to focus on the relatively attractive valuations of many emerging market stocks.2 However, weak local currencies resulted in a +0.79% total return in U.S. dollar terms.2 The J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, which measures performance of U.S. dollar-denominated emerging market bonds, produced a +4.08% total return for the same period.2 Among emerging market stocks, Asia performed well, particularly China, India and the Philippines, which helped offset large declines in European emerging markets and Latin America. Among emerging market sovereign bonds, Asia, Africa and the Middle East outperformed the JPM EMBI Global. Europe and Latin America also delivered positive returns.

Investment Strategy

When choosing equity investments for the Fund, we apply a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price.

When choosing fixed income investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. We may regularly enter into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts, to provide a hedge against risks associated with other fixed income securities held in the Fund or to implement a currency investment strategy.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?
A futures contract is an agreement between the Fund and a
counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Performance Overview

The Fund’s Class A shares had a -3.66% cumulative total return for the 12 months ended March 31, 2015. For comparison, an equally weighted combination of the MSCI EM Index and the JPM EMBI Global generated a +2.52% total return for the same period.2,3 Please note index performance information is provided

2. Source: Morningstar.
3. The Fund’s blended benchmark is currently weighted 50% for the MSCI EM Index and 50% for the JPM EMBI Global and is rebalanced monthly. For the 12 months ended 3/31/15, the MSCI EM Index posted a +0.79% total return and the JPM EMBI Global posted a +4.08% total return.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

4 | Annual Report franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND

for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Manager’s Discussion

We continued to allocate in favor of equities during the fiscal year as we sought to take advantage of valuation opportunities within emerging market equities. Within fixed income, we remain encouraged by the growth prospects and low indebtedness of many emerging market countries.

Equity

During the 12 months under review, key contributors to the Fund’s absolute performance included Brilliance China Automotive Holdings, Naspers and Remgro.

Brilliance China Automotive, one of China’s major automobile manufacturers, has a joint venture with German luxury car maker BMW for the production and sale of BMW vehicles in China. Resilient sales of luxury cars in China drove Brilliance’s strong earnings, with BMW increasing its market share, and the euro’s weakness contributed to profit margins. News of an extension to 2028 of the joint venture agreement between Brilliance and BMW also bolstered Brilliance’s share price. Brilliance’s capacity expansion plans, management’s strong execution and the BMW brand’s increasing popularity in China also aided investor sentiment.

Naspers is a South Africa-based media conglomerate with a portfolio of emerging market assets focused on Internet services and online advertising, which experienced rapid growth and increasingly effective monetization. A key asset in Naspers’s business portfolio is an investment in Chinese Internet services company Tencent Holdings, also a Fund holding, whose shares performed well as the company proved to be increasingly adept at monetizing its growing mobile Internet services business. Naspers’s investment in Tencent also benefited from the overall strength of Chinese Internet stocks, amid mobile services demand growth and substantial investment flows from mainland China through the Shanghai-Hong Kong Stock Connect program.

Remgro is a conglomerate with interests in a broad range of South African companies. Key business areas include finance, food, liquor, home care, health care, infrastructure, industrials, media and sport. The company’s performance benefited from a diversified and defensive investment portfolio, considered attractive by investors seeking quality investments in the South African market. The commodity sector’s weakness relative to other sectors of South Africa’s economy further enhanced investor interest in Remgro. Sometimes considered a proxy for the South African economy, the company has a strong balance sheet that further supported investor confidence.

In contrast, key detractors from the Fund’s absolute performance included Petrobras (Petroleo Brasileiro), Vale and Avon Products.

franklintempleton.com Annual Report | 5

TEMPLETON EMERGING MARKETS BALANCED FUND

Investor sentiment in Brazil’s stock market was negatively affected by sluggish economic growth, interest rate increases, commodity price declines, currency devaluation and a corruption scandal affecting the state oil company, Petrobras. President Dilma Rousseff’s reelection also diminished investors’ earlier hopes for a more market-friendly political environment.

Petrobras is Brazil’s main oil and gas producer, refiner and distributor. The company’s close links with government and political figures were scrutinized amid accusations of bribery and corrupt practices. Long delays in the release of corporate results, as the company sought to quantify the impact of suspicious transactions, pressured investor sentiment. Sharply weaker oil and gas prices also led investors to worry about the group’s heavy debt burden.

Vale is a Brazil-based global mining company that owns vast reserves of iron ore and nickel, as well as transport and logistics assets. A decline in iron ore prices resulting from rising supplies and weak demand, as well as high-cost producers’ slower-than-anticipated closures of excess capacity, hurt investor sentiment.

Avon Products, a new holding this period, is a U.S.-listed global cosmetics company with substantial operations in various emerging markets, most notably Brazil. Weak corporate results, stemming partly from a lackluster performance in the U.S., Brazil’s weak economic growth and the Brazilian real’s devaluation, contributed to a share price decline. Concerns about the company’s ability to service its substantial debts in a weak market environment led two major credit rating agencies to downgrade the company’s debt rating to below investment grade, further weighing on investor sentiment.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended

Top Five Equity Holdings
3/31/15

Company	% of Total
Sector/Industry, Country	Net Assets
Brilliance China Automotive Holdings Ltd.	5.3%
Automobiles, China
Naspers Ltd., N	3.4%
Media, South Africa
Remgro Ltd.	3.2%
Diversified Financial Services, South Africa
Land and Houses PCL, fgn., ord. & wts.	3.2%
Real Estate Management & Development, Thailand
Anheuser-Busch InBev NV	2.9%
Beverages, Belgium

March 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, performance of the Fund’s equity portion was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the 12-month period, our continued search for what we considered undervalued investments with attractive fundamentals led us to increase the Fund’s equity holdings in several countries, including Thailand, Brazil and Indonesia. We also initiated equity exposures to certain countries, notably South Korea and Greece, and made some purchases in several others, including the Philippines and Turkey. In sector terms, we increased holdings mainly in financials and energy.4 Key purchases included new positions in Itau Unibanco Holding, one of Brazil’s largest financial conglomerates; Siam Commercial Bank, one of Thailand’s leading banks; and PetroChina, one of China’s major oil and gas companies.

Conversely, we conducted some sales as we sought to invest in companies we considered more attractively valued within our investment universe. We reduced the Fund’s equity holdings largely in Hong Kong, Pakistan, Saudi Arabia6 and India and eliminated equity exposures to Cambodia and Russia. In sector terms, we reduced investments in information technology (IT), consumer discretionary, consumer staples and telecommunication services.5 Key sales included trimming the Fund’s positions in Infosys, an Indian IT consulting firm; Mobily (Etihad Etisalat),6 a Saudi Arabian mobile services provider; and United Bank, a Pakistani bank.

4. The financials sector comprises banks, diversified financial services, insurance, and real estate management and development in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.
5. The IT sector comprises communications equipment; Internet software and services; IT services; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; media; specialty retail; and
textiles, apparel and luxury goods in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the
SOI. The telecommunication services sector comprises wireless telecommunication services in the SOI.
6. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-
dealers and designed to replicate equity market exposure in frontier markets where direct investment is either impossible or difficult due to local investment restrictions.
See www.franklintempletondatasources.com for additional data provider information.

6 | Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND

Top Five Fixed Income Holdings*
3/31/15
% of Total
Issue/Issuer	Net Assets
Government of Hungary	3.1%
Government of Sri Lanka	2.4%
Government of Poland	1.8%
Serbia Treasury Note	1.8%
Government of Ecuador	1.5%

*Excludes short-term investments.

Fixed Income

The core of our fixed income strategy remained seeking to position ourselves to navigate what we think is a rising interest rate environment. Consequently, we continued to position defensively with regard to duration while actively seeking opportunities that could potentially offer positive real yields without taking undue interest rate risk. The Fund maintained low duration exposure with some select duration exposures in countries that had higher rates and/or healthier fiscal and monetary fundamentals. We selectively used interest rate swaps to manage duration exposures and currency forwards to manage currency exposures during the period.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or
other benchmarks).

During the period, overall interest rate strategies contributed to absolute performance. The Fund maintained a defensive approach regarding interest rates in emerging markets. Select duration exposures in Latin America, Europe and Asia ex-Japan contributed to absolute return.

Overall currency positions and sovereign credit exposures detracted from absolute performance during the period. Currency positions in Latin America, Africa, and Asia ex-Japan detracted from absolute return. Positions in peripheral European currencies against the euro had a largely neutral effect on absolute results. Sovereign credit exposures in Europe also detracted from absolute return.

Thank you for your continued participation in Templeton Emerging Markets Balanced Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D.

Dennis Lim
Tom Wu
Allan Lam
Laura Burakreis

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com

Annual Report

| 7

TEMPLETON EMERGING MARKETS BALANCED FUND

Performance Summary as of March 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/15	3/31/14		Change
A (TAEMX)	$9.36	$10.10	-$	0.74
C (N/A)	$9.30	$10.03	-$	0.73
R (N/A)	$9.35	$10.09	-$	0.74
Advisor (TZEMX)	$9.38	$10.11	-$	0.73

Distributions (4/1/14–3/31/15)
Dividend
Share Class	Income
A	$0.3740
C	$0.3033
R	$0.3547
Advisor	$0.4017

8 | Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND
PERFORMANCE SUMMARY

Performance as of 3/31/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A				1.54%	2.04%
1-Year	-3.66%	-9.23%	$9,077
3-Year	-9.67%	-5.21%	$8,516
Inception (10/3/11)	+4.71%	-0.38%	$9,869
C				2.24%	2.74%
1-Year	-4.27%	-5.20%	$9,480
3-Year	-11.65%	-4.04%	$8,835
Inception (10/3/11)	+2.04%	+0.58%	$10,204
R				1.74%	2.24%
1-Year	-3.85%	-3.85%	$9,615
3-Year	-10.28%	-3.55%	$8,972
Inception (10/3/11)	+3.82%	+1.08%	$10,382
Advisor				1.24%	1.74%
1-Year	-3.28%	-3.28%	$9,672
3-Year	-8.93%	-3.07%	$9,107
Inception (10/3/11)	+5.70%	+1.60%	$10,570

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com

Annual Report

| 9

TEMPLETON EMERGING MARKETS BALANCED FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

franklintempleton.com

franklintempleton.com

Annual Report

| 11

TEMPLETON EMERGING MARKETS BALANCED FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. Smaller company stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. The Fund’s investments in derivative securities, such as swaps, financial futures and options contracts, and use of foreign currency techniques involve special risks, as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 7/31/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: Morningstar. The MSCI EM index is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global emerging markets. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
See www.franklintempletondatasources.com for additional data provider information.

12 | Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com

Annual Report

| 13

TEMPLETON EMERGING MARKETS BALANCED FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/14	Value 3/31/15	Period* 10/1/14–3/31/15
A
Actual	$1,000	$949.10	$7.43
Hypothetical (5% return before expenses)	$1,000	$1,017.30	$7.70
C
Actual	$1,000	$946.20	$10.82
Hypothetical (5% return before expenses)	$1,000	$1,013.81	$11.20
R
Actual	$1,000	$949.10	$8.41
Hypothetical (5% return before expenses)	$1,000	$1,016.31	$8.70
Advisor
Actual	$1,000	$951.70	$5.99
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.19

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.53%;
C: 2.23%; R: 1.73%; and Advisor: 1.23%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

14 | Annual Report

franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Emerging Markets Balanced Fund
		Year Ended March 31,
	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.10	$11.38	$11.53	$10.00
Income from investment operations[b]:
Net investment income[c]	0.30	0.36	0.34	0.12
Net realized and unrealized gains (losses)	(0.67)	(1.32)	(0.08)	1.47
Total from investment operations	(0.37)	(0.96)	0.26	1.59
Less distributions from:
Net investment income	(0.37)	(0.31)	(0.41)	(0.06)
Net realized gains	—	(0.01)	(—)[d]	—
Total distributions	(0.37)	(0.32)	(0.41)	(0.06)
Net asset value, end of year	$9.36	$10.10	$11.38	$11.53

Total return[e]	(3.66)%	(8.27)%	2.21%	15.92%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.10%	2.04%	2.09%	2.43%
Expenses net of waiver and payments by affiliates	1.53%	1.54%	1.44%	1.40%
Net investment income	3.00%	3.52%	3.01%	2.16%

Supplemental data
Net assets, end of year (000’s)	$30,151	$29,971	$26,559	$14,730
Portfolio turnover rate	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 15

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
		Year Ended March 31,
	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.03	$11.32	$11.49	$10.00
Income from investment operations[b]:
Net investment income[c]	0.23	0.28	0.24	0.14
Net realized and unrealized gains (losses)	(0.66)	(1.31)	(0.07)	1.41
Total from investment operations	(0.43)	(1.03)	0.17	1.55
Less distributions from:
Net investment income	(0.30)	(0.25)	(0.34)	(0.06)
Net realized gains	—	(0.01)	(—)[d]	—
Total distributions	(0.30)	(0.26)	(0.34)	(0.06)
Net asset value, end of year	$9.30	$10.03	$11.32	$11.49

Total return[e]	(4.27)%	(8.96)%	1.38%	15.49%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.80%	2.73%	2.88%	3.26%
Expenses net of waiver and payments by affiliates	2.23%	2.23%	2.23%	2.23%
Net investment income	2.30%	2.83%	2.22%	1.33%

Supplemental data
Net assets, end of year (000’s)	$4,079	$4,250	$3,256	$534
Portfolio turnover rate	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
		Year Ended March 31,
	2015	2014	2013	2012 [a]
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.09	$11.37	$11.51	$10.00
Income from investment operations[b]:
Net investment income[c]	0.29	0.36	0.30	0.13
Net realized and unrealized gains (losses)	(0.68)	(1.34)	(0.07)	1.44
Total from investment operations	(0.39)	(0.98)	0.23	1.57
Less distributions from:
Net investment income	(0.35)	(0.29)	(0.37)	(0.06)
Net realized gains	—	(0.01)	(—)[d]	—
Total distributions	(0.35)	(0.30)	(0.37)	(0.06)
Net asset value, end of year	$9.35	$10.09	$11.37	$11.51

Total return[e]	(3.85)%	(8.45)%	1.92%	15.71%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.30%	2.23%	2.38%	2.76%
Expenses net of waiver and payments by affiliates	1.73%	1.73%	1.73%	1.73%
Net investment income	2.80%	3.33%	2.72%	1.83%

Supplemental data
Net assets, end of year (000’s)	$52	$53	$56	$20
Portfolio turnover rate	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 17

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
		Year Ended March 31,
	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.11	$11.40	$11.54	$10.00
Income from investment operations[b]:
Net investment income[c]	0.34	0.42	0.37	0.12
Net realized and unrealized gains (losses)	(0.67)	(1.36)	(0.08)	1.49
Total from investment operations	(0.33)	(0.94)	0.29	1.61
Less distributions from:
Net investment income	(0.40)	(0.34)	(0.43)	(0.07)
Net realized gains	—	(0.01)	(—)[d]	—
Total distributions	(0.40)	(0.35)	(0.43)	(0.07)
Net asset value, end of year	$9.38	$10.11	$11.40	$11.54

Total return[e]	(3.28)%	(8.07)%	2.43%	16.07%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.80%	1.73%	1.88%	2.26%
Expenses net of waiver and payments by affiliates	1.23%	1.23%	1.23%	1.23%
Net investment income	3.30%	3.83%	3.22%	2.33%

Supplemental data
Net assets, end of year (000’s)	$8,068	$8,911	$17,346	$12,087
Portfolio turnover rate	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, March 31, 2015

Templeton Emerging Markets Balanced Fund
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity
Interests 57.8%
Austria 0.1%
OMV AG	Oil, Gas & Consumable Fuels	1,455	$39,992
Belgium 2.9%
Anheuser-Busch InBev NV	Beverages	9,895	1,210,899
Brazil 0.0%†
Cia Hering	Specialty Retail	1,800	9,245
China 16.6%
[a]Aluminum Corp. of China Ltd., H	Metals & Mining	320,800	158,069
Brilliance China Automotive Holdings Ltd.	Automobiles	1,172,600	2,250,623
China Construction Bank Corp., H	Banks	529,700	439,330
China Life Insurance Co. Ltd., H	Insurance	121,000	529,097
China Mobile Ltd.	Wireless Telecommunication Services	34,500	449,459
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	636,000	506,165
[a]China Shipping Development Co. Ltd., H	Marine	463,100	339,889
CNOOC Ltd.	Oil, Gas & Consumable Fuels	280,000	395,117
Industrial and Commercial Bank of China Ltd., H	Banks	653,600	481,391
NetEase Inc., ADR	Internet Software & Services	2,188	230,396
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	617,000	682,049
Tencent Holdings Ltd.	Internet Software & Services	20,000	379,999
Yanzhou Coal Mining Co. Ltd., H	Oil, Gas & Consumable Fuels	206,000	176,435
			7,018,019
Greece 0.2%
[a]National Bank of Greece SA	Banks	68,372	80,876
Hong Kong 0.5%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	16,300	153,057
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	32,000	60,511
			213,568
India 2.9%
Infosys Ltd., ADR	IT Services	16,180	567,594
Tata Motors Ltd., ADR	Automobiles	14,701	662,427
			1,230,021
Indonesia 3.9%
Astra International Tbk PT	Automobiles	913,800	599,299
Bank Danamon Indonesia Tbk PT	Banks	2,128,100	834,150
Semen Indonesia (Persero) Tbk PT	Construction Materials	218,500	228,109
			1,661,558
Jordan 0.2%
Arab Potash Co. PLC	Chemicals	3,321	75,055
Kenya 0.1%
Kenya Commercial Bank Ltd.	Banks	56,950	36,981
Pakistan 2.5%
United Bank Ltd.	Banks	694,900	1,049,663
Peru 0.2%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	9,800	99,274

franklintempleton.com

Annual Report

| 19

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity
Interests (continued)
Philippines 1.6%
Ayala Corp.	Diversified Financial Services	19,580	$348,274
Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	1,047,100	244,585
[a]Melco Crown Philippines Resorts Corp.	Hotels, Restaurants & Leisure	484,200	99,234
			692,093
South Africa 8.1%
Kumba Iron Ore Ltd.	Metals & Mining	2,939	37,821
MTN Group Ltd.	Wireless Telecommunication Services	28,635	484,242
Naspers Ltd., N	Media	9,327	1,438,782
Remgro Ltd.	Diversified Financial Services	62,222	1,364,301
Truworths International Ltd.	Specialty Retail	10,913	79,455
			3,404,601
South Korea 2.3%
Hyundai Development Co.	Construction & Engineering	6,650	341,834
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	260	337,876
[a]SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	3,575	307,570
			987,280
Switzerland 0.4%
Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	2,205	177,680
Taiwan 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	229,000	1,066,122
Thailand 8.9%
Kasikornbank PCL, fgn.	Banks	49,600	350,476
Land and Houses PCL	Real Estate Management & Development	942,600	282,346
Land and Houses PCL, fgn.	Real Estate Management & Development	3,177,000	966,276
[a]Land and Houses PCL, wts., 5/05/17	Real Estate Management & Development	566,460	104,417
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	46,000	154,040
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	38,600	383,035
Quality Houses PCL, fgn.	Real Estate Management & Development	20,400	2,369
Siam Commercial Bank PCL, fgn.	Banks	182,500	998,003
Univanich Palm Oil PCL, fgn.	Food Products	1,657,000	524,335
			3,765,297
Turkey 0.9%
Akbank TAS	Banks	84,000	247,354
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	5,933	140,794
			388,148
United Kingdom 2.3%
Unilever PLC	Food Products	23,186	968,064
United States 0.7%
Avon Products Inc.	Personal Products	38,816	310,140
Total Common Stocks and Other
Equity Interests
(Cost $21,812,355)			24,484,576

20 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
		Shares/
	Industry	Warrants		Value
[b]Participatory Notes 0.3%
Saudi Arabia 0.3%
[c]Deutsche Bank AG/London, Etihad Etisalat Co.,
144A, 9/27/16	Wireless Telecommunication Services	5,213		$53,088
[c]HSBC Bank PLC, Etihad Etisalat Co., 144A,
11/20/17	Wireless Telecommunication Services	6,753		68,770
Total Participatory Notes
(Cost $168,950)				121,858
Preferred Stocks 3.4%
Brazil 3.1%
Banco Bradesco SA, ADR, pfd.	Banks	2,160		20,045
Itau Unibanco Holding SA, ADR, pfd.	Banks	70,150		775,859
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	43,700		266,133
Vale SA, ADR, pfd., A	Metals & Mining	56,539		274,214
				1,336,251
Chile 0.3%
Sociedad Quimica y Minera de Chile SA, ADR,
pfd., B	Chemicals	6,068		110,741
Total Preferred Stocks
(Cost $2,686,566)				1,446,992

		Principal
		Amount*

Corporate Bonds and Notes 2.6%
Mexico 0.0%†
[c,d]Corporacion GEO SAB de CV, senior note, 144A,
8.875%, 3/27/22	Household Durables	200,000		6,020
Nigeria 0.4%
[c]Access Bank PLC, sub. note, 144A, 9.25% to
6/23/19, FRN thereafter, 6/24/21	Banks	200,000		162,500
Poland 0.3%
[c,e]Play Topco SA, senior note, 144A, PIK, 7.75%,
2/28/20	Communications Equipment	120,000	EUR	134,043
Romania 0.3%
[c]Cable Communications Systems NV, senior secured
note, 144A, 7.50%, 11/01/20	Media	100,000	EUR	115,331
Russia 0.4%
[c,f]Alfa Bond Issuance PLC (Alfa Bank OJSC), loan
participation, secured note, 144A, 7.875%,
9/25/17	Banks	155,000		159,553
South Africa 0.4%
[c]Edcon Holdings Pty. Ltd., senior note, 144A,
13.375%, 6/30/19	Specialty Retail	200,000	EUR	52,714
[c]Edcon Pty. Ltd., senior secured note, 144A, 9.50%,
3/01/18	Specialty Retail	135,000	EUR	112,871
				165,585

franklintempleton.com

Annual Report

| 21

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
		Principal
	Industry	Amount*		Value
Corporate Bonds and Notes (continued)
Turkey 0.4%
[c]Turkiye Is Bankasi, sub. note, 144A, 6.00%,
10/24/22	Banks	200,000		$198,553
Ukraine 0.4%
[f,g]State Export-Import Bank of Ukraine (Biz Finance
PLC), loan participation, Reg S, 8.75%, 1/22/18	Banks	400,000		165,400
Total Corporate Bonds and Notes
(Cost $1,692,477)				1,106,985
Foreign Government and Agency
Securities 23.6%
Brazil 1.7%
Letra Tesouro Nacional, Strip,
10/01/15		90	[h]BRL	26,471
1/01/16		210	[h]BRL	59,817
7/01/16		30	[h]BRL	8,024
10/01/16		80	[h]BRL	20,720
[i]Nota Do Tesouro Nacional, Index Linked, 6.00%,
5/15/15		300	[h]BRL	245,476
8/15/18		80	[h]BRL	64,456
5/15/19		70	[h]BRL	56,260
8/15/20		20	[h]BRL	16,026
8/15/22		60	[h]BRL	47,886
5/15/23		128	[h]BRL	101,885
8/15/24		10	[h]BRL	7,938
5/15/45		100	[h]BRL	77,359
				732,318
Ecuador 1.5%
[c]Government of Ecuador, senior note, 144A, 7.95%,
6/20/24		700,000		623,886
Ghana 1.3%
Government of Ghana,
24.00%, 5/25/15		285,000	GHS	74,224
21.00%, 10/26/15		410,000	GHS	104,665
16.90%, 3/07/16		10,000	GHS	2,488
19.24%, 5/30/16		165,000	GHS	41,499
24.44%, 5/29/17		10,000	GHS	2,779
23.00%, 8/21/17		310,000	GHS	84,328
23.23%, 2/19/18		140,000	GHS	38,137
[c]144A, 7.875%, 8/07/23		200,000		190,788
				538,908
Hungary 3.1%
Government of Hungary,
5.50%, 12/22/16		78,970,000	HUF	301,124
4.00%, 4/25/18		11,320,000	HUF	42,741
6.50%, 6/24/19		48,690,000	HUF	202,463
7.50%, 11/12/20		17,140,000	HUF	76,289
5.375%, 2/21/23		70,000		78,248
A, 6.75%, 11/24/17		48,310,000	HUF	195,181
A, 5.50%, 12/20/18		31,810,000	HUF	126,894

22 | Annual Report		franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Hungary (continued)
Government of Hungary, (continued)
A, 7.00%, 6/24/22	9,040,000	HUF	$40,395
A, 6.00%, 11/24/23	28,260,000	HUF	122,447
B, 6.75%, 2/24/17	30,000,000	HUF	117,539
B, 5.50%, 6/24/25	4,370,000	HUF	18,584
			1,321,905
Indonesia 0.9%
Government of Indonesia,
8.375%, 3/15/34	890,000,000	IDR	72,323
FR31, 11.00%, 11/15/20	31,000,000	IDR	2,776
FR34, 12.80%, 6/15/21	1,751,000,000	IDR	170,275
FR35, 12.90%, 6/15/22	31,000,000	IDR	3,089
FR36, 11.50%, 9/15/19	63,000,000	IDR	5,600
FR43, 10.25%, 7/15/22	31,000,000	IDR	2,745
senior bond, FR53, 8.25%, 7/15/21	173,000,000	IDR	13,861
senior note, 8.50%, 10/15/16	125,000,000	IDR	9,768
senior note, FR70, 8.375%, 3/15/24	1,170,000,000	IDR	95,076
			375,513
Kenya 0.5%
[c]Government of Kenya, senior note, 144A, 6.875%,
6/24/24	200,000		210,116
Malaysia 0.1%
Government of Malaysia,
3.835%, 8/12/15	175,000	MYR	47,369
senior bond, 4.262%, 9/15/16	20,000	MYR	5,477
			52,846
Mexico 0.2%
Government of Mexico, 6.25%, 6/16/16	13,700	[j] MXN	92,487
Mongolia 0.4%
[c]Government of Mongolia, senior note, 144A,
5.125%, 12/05/22	200,000		169,101
Nigeria 1.4%
Government of Nigeria,
13.05%, 8/16/16	46,700,000	NGN	229,324
15.10%, 4/27/17	69,000,000	NGN	346,854
			576,178
Philippines 0.5%
Government of the Philippines, senior note,
1.625%, 4/25/16	10,280,000	PHP	228,072
Poland 1.8%
Government of Poland,
5.00%, 4/25/16	185,000	PLN	50,571
[k]FRN, 2.01%, 1/25/17	571,000	PLN	150,914
[k]FRN, 2.01%, 1/25/21	579,000	PLN	152,228

franklintempleton.com

Annual Report

| 23

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Poland (continued)
Government of Poland, (continued)
Strip, 7/25/15	1,100,000	PLN	$288,964
Strip, 1/25/16	460,000	PLN	119,863
			762,540
Republic of Montenegro 0.3%
[c]Government of Montenegro, 144A, 5.375%,
5/20/19	110,000	EUR	125,594
Senegal 0.5%
[c]Government of Senegal, 144A, 6.25%, 7/30/24	200,000		196,916
Serbia 2.3%
[c]Government of Serbia, senior note, 144A,
7.25%, 9/28/21	200,000		231,084
Serbia Treasury Note, 10.00%,
4/27/15	19,780,000	RSD	177,210
9/14/15	16,700,000	RSD	150,731
10/18/15	5,500,000	RSD	49,730
1/30/16	390,000	RSD	3,542
2/21/16	39,000,000	RSD	354,379
12/19/16	1,900,000	RSD	17,327
11/08/17	510,000	RSD	4,670
			988,673
South Korea 0.3%
Korea Treasury Bond, senior note,
2.75%, 6/10/16	76,000,000	KRW	69,385
3.00%, 12/10/16	69,400,000	KRW	63,919
			133,304
Sri Lanka 2.4%
Government of Sri Lanka,
10.60%, 7/01/19	20,000	LKR	160
10.60%, 9/15/19	30,000	LKR	240
[c]144A, 5.875%, 7/25/22	200,000		203,079
A, 11.00%, 8/01/15	2,600,000	LKR	19,791
A, 8.50%, 11/01/15	12,300,000	LKR	93,089
A, 5.80%, 1/15/17	8,300,000	LKR	60,502
A, 7.50%, 8/15/18	20,000	LKR	146
A, 9.00%, 5/01/21	20,610,000	LKR	156,263
B, 11.00%, 9/01/15	1,500,000	LKR	11,456
B, 8.00%, 6/01/16	25,100,000	LKR	189,901
B, 5.80%, 7/15/17	2,900,000	LKR	20,905
C, 8.50%, 4/01/18	5,300,000	LKR	39,971
D, 8.50%, 6/01/18	3,780,000	LKR	28,420
[c]senior note, 144A, 6.25%, 10/04/20	165,000		171,211
			995,134
Ukraine 1.2%
[c]Financing of Infrastructure Projects State Enterprise,
senior note, 144A, 9.00%, 12/07/17	490,000		189,262

24 | Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Ukraine (continued)
[c]Government of Ukraine,
144A, 9.25%, 7/24/17	210,000		$84,788
144A, 7.75%, 9/23/20	360,000		142,348
senior bond, 144A, 7.80%, 11/28/22	200,000		79,375
			495,773
Uruguay 2.7%
[l]Government of Uruguay,
Index Linked, 4.25%, 4/05/27	435,798	UYU	16,683
senior bond, Index Linked, 5.00%, 9/14/18	57,688	UYU	2,311
senior bond, Index Linked, 4.375%, 12/15/28	8,714,994	UYU	338,477
senior bond, Index Linked, 4.00%, 7/10/30	301,919	UYU	11,191
Uruguay Notas del Tesoro,
10.25%, 8/22/15	3,167,000	UYU	122,893
9.50%, 1/27/16	6,154,000	UYU	239,687
11.00%, 3/21/17	70,000	UYU	2,566
[l]13, Index Linked, 4.00%, 5/25/25	57,789	UYU	2,214
[l]18, Index Linked, 2.25%, 8/23/17	2,414,951	UYU	89,420
[l]19, Index Linked, 2.50%, 9/27/22	60,830	UYU	2,095
Uruguay Treasury Bill, Strip,
5/14/15	2,727,000	UYU	104,581
7/02/15	534,000	UYU	20,079
8/20/15	1,541,000	UYU	56,931
11/26/15	340,000	UYU	12,128
1/14/16	259,000	UYU	9,082
3/03/16	418,000	UYU	14,629
4/21/16	1,755,000	UYU	59,500
6/09/16	333,000	UYU	11,232
7/28/16	311,000	UYU	10,286
9/15/16	250,000	UYU	8,082
11/03/16	330,000	UYU	10,500
			1,144,567
Zambia 0.5%
[c]Government of Zambia International Bond, 144A,
8.50%, 4/14/24	200,000		214,075
Total Foreign Government and Agency
Securities (Cost $12,538,517)			9,977,906
Total Investments before Short Term
Investments (Cost $38,898,865)			37,138,317
Short Term Investments 7.5%
Foreign Government and Agency
Securities 1.2%
Indonesia 0.1%
[m]Indonesia Treasury Bills, 5/04/15 - 2/04/16	446,000,000	IDR	32,620

franklintempleton.com

Annual Report

| 25

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency
Securities (continued)
Malaysia 0.7%
[m]Bank of Negara Monetary Notes,
8/18/15 - 10/01/15	25,000	MYR	$6,664
Government of Malaysia, 3.197%, 10/15/15	380,000	MYR	102,631
[m]Malaysia Treasury Bills, 5/13/15 - 1/22/16	730,000	MYR	195,511
			304,806
Mexico 0.2%
Government of Mexico,
6.00%, 6/18/15	4,800	[j]MXN	31,667
8.00%, 12/17/15	2,900	[j]MXN	19,638
[m]Mexico Treasury Bills, 4/01/15 - 3/31/16	66,550	[n]MXN	38,548
			89,853
Philippines 0.0%†
[m]Philippine Treasury Bills, 8/05/15 - 3/02/16	870,000	PHP	19,291
Uruguay 0.2%
[m]Uruguay Treasury Bills, 5/04/15 - 10/23/15	1,845,000	UYU	70,863
Total Foreign Government and Agency
Securities (Cost $544,886)			517,433
Total Investments before Money Market
Funds (Cost $39,443,751)			37,655,750

	Shares
Money Market Funds (Cost $2,680,673) 6.3%
United States 6.3%
[a,o]Institutional Fiduciary Trust Money Market Portfolio	2,680,673		2,680,673
Total Investments (Cost $42,124,424)
95.2%			40,336,423
Other Assets, less Liabilities 4.8%			2,013,775
Net Assets 100.0%			$42,350,198

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 1(f) regarding Participatory Notes.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
March 31, 2015, the aggregate value of these securities was $3,895,066, representing 9.20% of net assets.
dSee Note 7 regarding defaulted securities.
eIncome may be received in additional securities and/or cash.
fSee Note 1(e) regarding loan participation notes.
gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
hPrincipal amount is stated in 1,000 Brazilian Real Units.
iRedemption price at maturity is adjusted for inflation. See Note 1(h).

26 | Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

jPrincipal amount is stated in 100 Mexican Peso Units.
kThe coupon rate shown represents the rate at period end.
lPrincipal amount of security is adjusted for inflation. See Note 1(h).
mThe security is traded on a discount basis with no stated coupon rate.
nPrincipal amount is stated in 10 Mexican Peso Units.
oSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At March 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Malaysian Ringgit	JPHQ	Buy	310,750	$94,196	4/02/15	$—	$(10,307)
Malaysian Ringgit	JPHQ	Sell	310,750	83,692	4/02/15	—	(197)
Ghanaian Cedi	BZWS	Buy	16,272	4,938	4/07/15	—	(711)
Malaysian Ringgit	JPHQ	Buy	220,800	61,487	4/08/15	—	(1,916)
Euro	DBAB	Sell	121,000	167,210	4/22/15	37,053	—
Euro	JPHQ	Sell	130,000	179,848	4/22/15	40,010	—
Indian Rupee	JPHQ	Buy	12,595,000	202,329	4/28/15	—	(1,102)
Chilean Peso	DBAB	Buy	56,385,000	88,628	5/18/15	1,268	—
Euro	BZWS	Sell	136,000	186,690	5/18/15	40,347	—
Chilean Peso	DBAB	Buy	55,692,500	88,191	5/19/15	592	—
Euro	JPHQ	Sell	109,400	149,542	5/20/15	31,819	—
South Korean Won	JPHQ	Buy	145,000,000	139,142	5/28/15	—	(8,630)
South Korean Won	JPHQ	Buy	145,000,000	139,530	5/29/15	—	(9,022)
Euro	DBAB	Sell	123,000	167,739	6/08/15	35,346	—
Ghanaian Cedi	BZWS	Buy	60,000	15,947	6/10/15	—	(1,007)
Chilean Peso	DBAB	Buy	56,385,000	88,053	6/17/15	1,602	—
Chilean Peso	DBAB	Buy	55,692,500	86,332	6/18/15	2,215	—
South Korean Won	JPHQ	Buy	588,927,300	570,279	6/25/15	—	(40,659)
Philippine Peso	DBAB	Buy	5,554,840	123,786	6/29/15	—	(70)
Philippine Peso	DBAB	Buy	1,885,120	42,857	6/30/15	—	(874)
Philippine Peso	JPHQ	Buy	1,863,000	42,589	7/01/15	—	(1,100)
Malaysian Ringgit	JPHQ	Buy	140,250	42,819	7/02/15	—	(5,300)
Malaysian Ringgit	DBAB	Buy	25,770	7,878	7/03/15	—	(985)
Malaysian Ringgit	DBAB	Buy	238,900	73,096	7/07/15	—	(9,215)
Euro	DBAB	Sell	31,000	41,583	8/03/15	8,185	—
Mexican Peso	CITI	Buy	7,208,000	530,957	8/10/15	—	(62,468)
Euro	DBAB	Sell	117,750	157,973	8/13/15	31,093	—
Malaysian Ringgit	HSBK	Buy	550,000	149,396	8/26/15	—	(2,970)
Malaysian Ringgit	HSBK	Buy	250,000	72,840	8/28/15	—	(6,294)
Euro	DBAB	Sell	120,000	158,714	8/31/15	29,369	—
Mexican Peso	CITI	Buy	7,253,572	535,671	9/11/15	—	(65,358)
Philippine Peso	DBAB	Buy	5,554,840	123,785	9/30/15	—	(519)
Malaysian Ringgit	JPHQ	Buy	310,750	82,340	10/01/15	135	—
Euro	DBAB	Sell	623,000	790,618	10/15/15	118,511	—
Euro	DBAB	Sell	100,000	127,530	10/29/15	19,613	—
Euro	BZWS	Sell	100,000	125,153	11/16/15	17,192	—
Brazilian Real	HSBK	Buy	300,000	105,108	11/20/15	—	(17,452)
Euro	CITI	Sell	363,000	449,793	12/07/15	57,706	—
Euro	DBAB	Sell	137,000	170,044	12/09/15	22,060	—

franklintempleton.com

Annual Report

| 27

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	JPHQ	Sell	53,000	$56,462	12/21/15	$—	$(803)
Euro	DBAB	Sell	41,018	49,198	1/07/16	4,858	—
Malaysian Ringgit	JPHQ	Buy	155,000	41,932	1/11/16	—	(1,102)
Euro	CITI	Sell	28,594	33,537	1/20/16	2,615	—
Euro	DBAB	Sell	120,000	136,914	1/29/16	7,113	—
Euro	DBAB	Sell	100,000	113,630	2/03/16	5,447	—
Euro	DBAB	Sell	339,000	388,335	2/23/16	21,378	—
Uruguayan Peso	CITI	Buy	580,000	21,045	3/09/16	—	(756)
Euro	DBAB	Sell	66,600	71,212	3/18/16	—	(931)
Euro	JPHQ	Sell	66,000	71,138	3/24/16	—	(368)
Euro	JPHQ	Sell	27,000	29,872	3/29/16	616	—
Unrealized appreciation (depreciation)						536,143	(250,116)
Net unrealized appreciation (depreciation)						$286,027
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At March 31, 2015, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).
Interest Rate Swap Contracts
	Counterparty/	Expiration	Notional	Unrealized	Unrealized
Description	Exchange	Date	Amount	Appreciation	Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	10/17/17	$810,000	$—	$(1,733)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.775%	CME	10/04/23	20,000	—	(1,611)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.795%	CME	10/04/23	20,000	—	(1,645)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.765%	CME	10/07/23	20,000	—	(1,593)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	1/22/25	680,000	4,697	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	1/23/25	850,000	1,549	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	1/27/25	510,000	897	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	1/29/25	130,000	679	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	1/30/25	110,000	531	—

28 | Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

Interest Rate Swap Contracts (continued)
	Counterparty/	Expiration	Notional	Unrealized	Unrealized
Description	Exchange	Date	Amount	Appreciation	Depreciation
Centrally Cleared Swaps (continued)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	2/03/25	$160,000	$2,682	$—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.668%	CME	10/04/43	10,000	—	(2,930)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.687%	CME	10/04/43	10,000	—	(2,971)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.675%	CME	10/07/43	10,000	—	(2,945)
Total Interest Rate Swaps unrealized appreciation (depreciation)				11,035	(15,428)
Net unrealized appreciation (depreciation)					$(4,393)

See Abbreviations on page 45.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	29

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2015

Templeton Emerging Markets Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$39,443,751
Cost - Sweep Money Fund (Note 3f)	2,680,673
Total cost of investments	$42,124,424
Value - Unaffiliated issuers	$37,655,750
Value - Sweep Money Fund (Note 3f)	2,680,673
Total value of investments	40,336,423
Restricted Cash (Note 1d)	360,000
Foreign currency, at value (cost $32,460)	32,514
Receivables:
Investment securities sold	1,372,856
Capital shares sold	27,321
Dividends and interest	332,497
Due from brokers	157,621
Unrealized appreciation on forward exchange contracts	536,143
Other assets	26
Total assets	43,155,401
Liabilities:
Payables:
Investment securities purchased	23,140
Capital shares redeemed	33,295
Management fees	15,435
Distribution fees	21,823
Transfer agent fees	14,237
Professional fees	48,074
Variation margin	5,648
Due to brokers	360,000
Unrealized depreciation on forward exchange contracts	250,116
Deferred tax	13,186
Accrued expenses and other liabilities	20,249
Total liabilities	805,203
Net assets, at value	$42,350,198
Net assets consist of:
Paid-in capital	$49,106,577
Distributions in excess of net investment income	(253,304)
Net unrealized appreciation (depreciation)	(1,531,994)
Accumulated net realized gain (loss)	(4,971,081)
Net assets, at value	$42,350,198

30 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
March 31, 2015

Templeton Emerging Markets Balanced Fund

Class A:
Net assets, at value	$30,151,251
Shares outstanding	3,220,583
Net asset value per share[a]	$9.36
Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.93
Class C:
Net assets, at value	$4,079,143
Shares outstanding	438,508
Net asset value and maximum offering price per share[a]	$9.30
Class R:
Net assets, at value	$52,264
Shares outstanding	5,590
Net asset value and maximum offering price per share	$9.35
Advisor Class:
Net assets, at value	$8,067,540
Shares outstanding	860,214
Net asset value and maximum offering price per share	$9.38

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	31

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2015

Templeton Emerging Markets Balanced Fund

Investment income:
Dividends (net of foreign taxes of $83,017)	$806,010
Interest (net of foreign taxes of $4,900)	1,239,201
Total investment income	2,045,211
Expenses:
Management fees (Note 3a)	519,646
Distribution fees: (Note 3c)
Class A	97,065
Class C	45,251
Class R	286
Transfer agent fees: (Note 3e)
Class A	71,510
Class C	10,007
Class R	127
Advisor Class	18,196
Custodian fees (Note 4)	23,723
Reports to shareholders	29,822
Registration and filing fees	57,583
Professional fees	59,980
Other	21,351
Total expenses	954,547
Expenses waived/paid by affiliates (Note 3f and 3g)	(256,627)
Net expenses	697,920
Net investment income	1,347,291
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $161)	(1,036,133)
Foreign currency transactions	202,828
Swap contracts	(2,073)
Net realized gain (loss)	(835,378)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,644,948)
Translation of other assets and liabilities denominated in foreign currencies	351,093
Change in deferred taxes on unrealized appreciation	3,684
Net change in unrealized appreciation (depreciation)	(2,290,171)
Net realized and unrealized gain (loss)	(3,125,549)
Net increase (decrease) in net assets resulting from operations	$(1,778,258)

32 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Balanced Fund

	Year Ended March 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$1,347,291	$1,670,277
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	(835,378)	(4,276,997)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and
liabilities denominated in foreign currencies and deferred taxes	(2,290,171)	(1,722,556)
Net increase (decrease) in net assets resulting from operations	(1,778,258)	(4,329,276)
Distributions to shareholders from:
Net investment income:
Class A	(1,231,002)	(903,464)
Class C	(137,716)	(105,774)
Class R	(2,053)	(1,345)
Advisor Class	(322,259)	(424,206)
Net realized gains:
Class A	—	(25,326)
Class C	—	(3,792)
Class R	—	(37)
Advisor Class	—	(11,025)
Total distributions to shareholders	(1,693,030)	(1,474,969)
Capital share transactions: (Note 2)
Class A	2,719,973	6,952,483
Class C	170,090	1,480,733
Class R	3,321	4,556
Advisor Class	(256,598)	(6,665,319)
Total capital share transactions	2,636,786	1,772,453
Net increase (decrease) in net assets	(834,502)	(4,031,792)
Net assets:
Beginning of year	43,184,700	47,216,492
End of year	$42,350,198	$43,184,700
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(253,304)	$122,725

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 33

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Emerging Markets Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

34 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

franklintempleton.com

Annual Report

| 35

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterpar-ties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counter-party include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one coun-terparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

d. Restricted Cash

At March 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counter-party broker and is reflected in the Statement of Assets and Liabilities.

e. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

36 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

f. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

franklintempleton.com

Annual Report

| 37

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At March 31, 2015, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

			Year Ended March 31,
		2015			2014
	Shares		Amount	Shares		Amount
Class A Shares:
Shares sold	1,143,138	$11,610,919		1,777,930	$18,767,881
Shares issued in reinvestment of distributions	117,730		1,121,630	68,833		702,120
Shares redeemed	(1,008,348)		(10,012,576)	(1,211,935)		(12,517,518)
Net increase (decrease)	252,520		$2,719,973	634,828		$6,952,483
Class C Shares:
Shares sold	139,771		$1,410,008	279,437		$2,945,398
Shares issued in reinvestment of distributions	14,353		135,315	10,730		108,994
Shares redeemed	(139,121)		(1,375,233)	(154,241)		(1,573,659)
Net increase (decrease)	15,003		$170,090	135,926		$1,480,733
Class R Shares:
Shares sold	2,721		$27,696	2,877		$30,231
Shares issued in reinvestment of distributions	216		2,053	130		1,330
Shares redeemed	(2,599)		(26,428)	(2,641)		(27,005)
Net increase (decrease)	338		$3,321	366		$4,556
Advisor Class Shares:
Shares sold	148,900		$1,481,515	378,539		$3,943,611
Shares issued in reinvestment of distributions	9,621		91,800	10,678		108,965
Shares redeemed	(179,583)		(1,829,913)	(1,030,073)		(10,717,895)
Net increase (decrease)	(21,062)		$(256,598)	(640,856)		$(6,665,319)

38 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.150%	Up to and including $1 billion
1.100%	Over $1 billion, up to and including $5 billion
1.050%	Over $5 billion, up to and including $10 billion
1.000%	Over $10 billion, up to and including $15 billion
0.950%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

Under a subadvisory agreement, Advisers, an affiliate of TAML, provides subadvisory services to the Fund. The subadvisory fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

franklintempleton.com

Annual Report

| 39

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$37,675
CDSC retained	$1,884

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended March 31, 2015, the Fund paid transfer agent fees of $99,840 of which $42,170 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.23% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2015. Management agreed to extend the contractual limit on expenses currently applied to the Fund through July 31, 2016, which will be reflected in the annual prospectus update.

h. Other Affiliated Transactions

At March 31, 2015, Advisers owned 18.28% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2015, there were no credits earned.

40 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At March 31, 2015, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$3,024,186
Long term	1,942,707
Total capital loss carryforwards	$4,966,893

The tax character of distributions paid during the years ended March 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,693,030	$1,435,077
Long term capital gain	—	39,892
	$1,693,030	$1,474,969

At March 31, 2015, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$42,237,354

Unrealized appreciation	$4,397,443
Unrealized depreciation	(6,298,374)
Net unrealized appreciation (depreciation)	$(1,900,931)

Distributable earnings - undistributed ordinary income	$173,750

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2015, aggregated $21,485,225 and $19,705,284, respectively.

7. Credit Risk and Defaulted Securities

At March 31, 2015, the Fund had 18.75% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At March 31, 2015, the value of this security was $6,020 representing 0.01% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

franklintempleton.com

Annual Report

| 41

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At March 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Interest rate contracts	Variation margin / Net assets consist	$11,035	[a]	Due from brokers / Variation margin /	$15,428	[a]
	of: net unrealized appreciation			Net assets consist of: net unrealized
depreciation
Foreign exchange
contracts	Unrealized appreciation on forward	536,143		Unrealized depreciation on	250,116
	exchange contracts			forward exchange contracts
[a]Includes cumulative unrealized appreciation (depreciation) on centrally cleared swaps as reported in the Statement of Investments. Initial margin is included as a receivable due from brokers and current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended March 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Year	for the Year
Interest rate contracts	Net realized gain (loss) from swap contracts / Net change in	$(2,073)	$(2,486)
	unrealized appreciation (depreciation) on investments

Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions /	247,094	365,357
	Net change in unrealized appreciation (depreciation) on
	translation of other assets and liabilities denominated in
	foreign currencies

For the year ended March 31, 2015, the average month end fair value of derivatives represented 0.92% of average month end net assets. The average month end number of open derivative contracts for the period was 77.

At March 31, 2015, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$536,143	$250,116

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

42 | Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

At March 31, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received	than zero)
Counterparty
BZWS	$57,539	$(1,718)	$—	$—	$55,821
CITI	60,321	(60,321)	—	—	—
DBAB	345,703	(12,594)	—	(333,109)	—
JPHQ	72,580	(72,580)	—	—	—
Total	$536,143	$(147,213)	$—	$(333,109)	$55,821

At March 31, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:
		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BZWS	$1,718	$(1,718)	$—	$—	$—
CITI	128,582	(60,321)	—	—	68,261
DBAB	12,594	(12,594)	—	—	—
HSBK	26,716	—	—	—	26,716
JPHQ	80,506	(72,580)	—	—	7,926
Total	$250,116	$(147,213)	$—	$—	$102,903

See Note 1(c) regarding derivative financial instruments.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2015, the Fund did not use the Global Credit Facility.

franklintempleton.com

Annual Report

| 43

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities
Equity Investments[a,b]	$25,931,568	$—	$—	$25,931,568
Participatory Notes	—	121,858	—	121,858
Corporate Bonds and Notes[b]	—	1,100,965	6,020	1,106,985
Foreign Government and Agency Securities[b]	—	9,977,906	—	9,977,906
Short Term Investments	2,680,673	517,433	—	3,198,106
Total Investments in Securities	$28,612,241	$11,718,162	$6,020	$40,336,423

Other Financial Instruments
Forward Exchange Contracts	$—	$536,143	$—	$536,143
Swap Contracts	—	11,035	—	11,035
Total Other Financial Instruments	$—	$547,178	$—	$547,178

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$250,116	$—	$250,116
Swap Contracts	—	15,428	—	15,428
Total Other Financial Instruments	$—	$265,544	$—	$265,544

[a]lncludes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

44 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio

BZWS	Barclays Bank PLC	BRL	Brazilian Real	ADR	American Depositary Receipt
CITI	Citigroup N.A.	EUR	Euro	FRN	Floating Rate Note
CME	Chicago Mercantile Exchange	GHS	Ghanaian Cedi	PIK	Payment-In-Kind
DBAB	Deutsche Bank AG	HUF	Hungarian Forint
HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah
JPHQ	JPMorgan Chase Bank, N.A.	KRW	South Korean Won
LCH	London Clearing House	LKR	Sri Lankan Rupee
		MXN	Mexican Peso
		MYR	Malaysian Ringgit
		NGN	Nigerian Naira
		PHP	Philippine Peso
		PLN	Polish Zloty
		RSD	Serbian Dinar
		UYU	Uruguayan Peso

franklintempleton.com

Annual Report

| 45

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Emerging Markets Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Balanced Fund (the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 15, 2015

46 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Emerging Markets Balanced Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $447,062 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on March 12, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0183	$0.3483	$0.0701
Class C	$0.0183	$0.2838	$0.0573
Class R	$0.0183	$0.3289	$0.0662
Advisor Class	$0.0183	$0.3764	$0.0759

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com

Annual Report

| 47

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	138	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	43	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (2014-present), Ares
Capital Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2001	26	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	138	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		RTI International Metals, Inc.
		Trustee since 2007		(manufacture and distribution of
titanium) (1999-present), Canadian
National Railway (railroad) (2001-
present), White Mountains Insurance
Group, Ltd. (holding company) (2004-
present) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

48 | Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2006	42	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	138	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	138	Cbeyond, Inc. (business
300 S.E. 2nd Street				communications provider)
Fort Lauderdale, FL 33301-1923				(2010-2012), The Southern Company
				(energy company) (December 2014;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 2001	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations;
and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	43	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

franklintempleton.com				Annual Report | 49

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2006	155	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board,	Board, Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013, and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

50 | Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Products and Client Services, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

franklintempleton.com Annual Report | 51

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since		Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013	and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has deter-
mined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present),
Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and
Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to
Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and
Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such princi-
ples in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

52 | Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON EMERGING MARKETS BALANCED FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds in Templeton Global Investment Trust, including Templeton Emerging Markets Balanced Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, they receive an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders with respect to investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the changes taking place in the nature of transfer agency services

franklintempleton.com

Annual Report

| 53

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON EMERGING MARKETS BALANCED FUND
SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares during 2014 and previous years of operations. The Lipper performance universe for the Fund consisted of all retail and institutional emerging markets funds. This Fund whose investment objective is a combination of income and capital appreciation has been in existence for only three full years. The Fund’s 2014 and three-year income returns as shown in the Lipper report were in the highest quintile for such universe. However, the Fund’s 2014 and three-year total returns were in the second-lowest and lowest performing quintiles of such universe, respectively. In view of the Fund’s short period of operations, the Board did not believe the Fund’s performance as shown in the Lipper report to be particularly meaningful.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual investment management fee rate to be at the median of its Lipper expense group, and its actual total expense ratio was below the median of such group. The Board found such comparative expenses as shown in the Lipper report to be acceptable and noted that this Fund had only been in existence for three years and the Fund’s expenses had been subsidized by management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated

54 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON EMERGING MARKETS BALANCED FUND
SHAREHOLDER INFORMATION

to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. In view of the specialized nature and size of the Fund, whose expenses are being subsidized by management, the Board questioned whether economies of scale existed. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com

Annual Report

| 55

This page intentionally left blank.

Annual Report and Shareholder Letter
Templeton Emerging Markets Balanced Fund

Investment Manager
Templeton Asset Management Ltd.

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	080 A 05/15

Annual Report
and Shareholder Letter
March 31, 2015

Templeton Emerging Markets Small Cap Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton Emerging Markets
Small Cap Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and
Statement of Investments	14
Financial Statements	23
Notes to Financial Statements	27
Report of Independent Registered
Public Accounting Firm	35
Tax Information	36
Board Members and Officers	37
Shareholder Information	42

Annual Report

Templeton Emerging Markets Small Cap Fund

We are pleased to bring you Templeton Emerging Markets Small Cap Fund’s annual report for the fiscal year ended March 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small cap companies located in emerging market countries, as defined in the Fund’s prospectus.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review amid a generally accommodative monetary policy environment. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports and geopolitical crises, emerging market economies overall continued to grow faster than developed market economies. China’s economy appeared to stabilize in 2014’s second half as fiscal and monetary stimulus measures began to gain some traction. However, it grew at a less robust pace in 2015’s first quarter, amid solid consumption but weaker fixed-asset investment and industrial production growth. The services sector accounted for more than half of gross domestic product for the first time, as the government’s market-friendly policies supported new economic drivers that could help make economic expansion more sustainable. India’s manufacturing and services sectors strengthened as they benefited from the new government’s pro-growth reforms. Other emerging market countries showing signs of economic improvement included Mexico, Qatar and Thailand, while several economies, including those of Turkey, Russia and South Africa, showed signs of moderation. Brazil exited recession as government spending drove third-quarter economic growth and consumer spending supported fourth-quarter expansion, but it continued to face headwinds such as high inflation, lower commodity prices and a severe drought.

Central bank actions varied across emerging markets during the 12-month period. Some central banks, including those of Brazil, South Africa and Russia, raised interest rates in response to rising inflation and weakening currencies. In contrast, several central banks, including those of India, Turkey and South Korea, lowered interest rates to promote economic growth. In addition to cutting its benchmark interest rate, the People’s Bank of China provided short-term liquidity, extended its medium-term lending facility and lowered the reserve requirement ratio for commercial banks. With inflationary pressures trending downward, policymakers may have the flexibility to implement additional measures to support the economy.

Emerging market stocks experienced volatility during the period amid concerns about global economic growth, the future course of U.S. monetary policy, political instability and geopolitical crises in certain regions, the devaluation of many currencies against the U.S. dollar and Greece’s debt negotiations. Also weighing on investor sentiment was a sharp decline in crude oil prices, which pressured several oil-producing countries’ financial positions and currencies. However, China’s fiscal and monetary stimulus measures, the European Central Bank’s monetary easing and the U.S. Federal Reserve Board’s continued accommodative policy provided investors with some optimism. A temporary solution to Greece’s dispute with the country’s international creditors and a Russia-Ukraine ceasefire agreement bolstered emerging market stocks in February, but renewed uncertainties tempered stock performance near period-end.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 18.

franklintempleton.com

Annual Report

| 3

TEMPLETON EMERGING MARKETS SMALL CAP FUND

For the 12 months ended March 31, 2015, emerging market small cap stocks, as measured by the MSCI Emerging Markets (EM) Small Cap Index, rose 8.36% in local currency terms, as many investors seemed to focus on the relatively attractive valuations of many emerging market small cap stocks.1 However, weak local currencies resulted in a +1.37% total return in U.S. dollar terms.2 Asia performed well, particularly India, the Philippines and Thailand, which helped offset large declines in European emerging markets and Latin America.

Top 10 Countries
Based on Equity Securities
3/31/15
% of Total
Net Assets
India	12.0%
Turkey	9.1%
China	9.1%
South Korea	8.8%
Poland	4.5%
Taiwan	4.2%
Hong Kong	3.4%
Russia	3.4%
Brazil	3.2%
Malaysia	3.1%

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +5.40% cumulative total return. For comparison, the MSCI EM Small Cap Index generated a +1.37% total return for the same period.2 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included AmorePacific Group, JK Cement and ING Vysya Bank.

AmorePacific Group (Group) is the holding company of AmorePacific Corp., a South Korean cosmetics, personal care, green tea and health products manufacturer. A major contributor to the Group’s earnings, AmorePacific Corp. has a leading position in South Korea’s cosmetics market, driven by its strong brand recognition and diversified product lineup ranging from premium to mass cosmetics brands. AmorePacific Corp.’s strong sales and earnings aided the Group’s share price performance. Further aiding sentiment was the Group’s restructuring efforts at various subsidiaries.

JK Cement is one of northern India’s leading grey cement manufacturers and one of India’s largest white cement manufacturers. Higher cement sales and lower raw material and other costs contributed to JK’s fourth-quarter earnings. Additionally, supporting its share price were investor expectations the company could benefit from sector consolidation and from greater cement demand as a result of the new government’s pledge to increase infrastructure investment.

Dutch multinational banking and financial services firm ING owned more than 40% of Indian commercial bank ING Vysya Bank. In November, Kotak Mahindra Bank and ING Vysya Bank announced a merger plan. The latter’s share price increased during the reporting period, exceeding our sale target, and we closed the Fund’s position.

In contrast, key detractors from the Fund’s absolute performance included UAC of Nigeria, JSL and Cia Hering.

1. Source: MSCI.

2. Source: Morningstar.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

4 | Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Top 10 Holdings
3/31/15

Company	% of Total
Sector/Industry, Country	Net Assets
Pinar Sut Mamulleri Sanayii AS	4.1%
Food Products, Turkey
Jiangling Motors Corp. Ltd., B	2.6%
Automobiles, China
JK Cement Ltd.	2.2%
Construction Materials, India
Bajaj Holdings and Investment Ltd.	2.2%
Diversified Financial Services, India
Federal Bank Ltd.	2.2%
Banks, India
Redington India Ltd.	2.1%
Electronic Equipment, Instruments & Components, India
EIPICO (Egyptian International Pharmaceutical
Industries Co.)	2.1%
Pharmaceuticals, Egypt
Youngone Corp.	2.0%
Textiles, Apparel & Luxury Goods, South Korea
AmorePacific Group	1.7%
Personal Products, South Korea
Grupo Herdez SAB de CV	1.6%
Food Products, Mexico

UAC of Nigeria is the country’s leading food-centered conglomerate, with a range of fast food restaurants and branded food products serving the broad population. The company’s diverse business portfolio includes paints, logistics and real estate. Political and economic challenges due to security issues, weak oil prices and currency volatility resulted in a difficult business environment for UAC of Nigeria. Additionally, weak consumer demand and competition hurt operations.

Investor sentiment in Brazil’s stock market was negatively affected by sluggish economic growth, interest rate increases, commodity price declines, currency devaluation and a corruption scandal affecting the state oil company. President Dilma Rousseff’s reelection also diminished investors’ earlier hopes for a more market-friendly political environment.

JSL is Brazil’s largest logistics services provider and has key operations in supply chain services, fleet management, passenger transportation, general cargo transportation and vehicle sales. Disappointing first-half 2014 corporate results, partly due to a difficult economic environment, and concerns about the company’s high financial leverage amid rising interest rates hindered share price performance. The company’s subsequent restructuring and cost-cutting program, however, positively affected earnings in 2014’s second half.

Cia Hering is one of Brazil’s leading casual apparel designers, manufacturers and retailers, with a portfolio of brands targeting middle- to high-income consumers. Fourth-quarter 2014 corporate results missed expectations amid lagging sales, as the country’s weak economic growth and rising interest rates dampened consumer sentiment. Overall market weakness and the Brazilian real’s devaluation also hampered stock performance in U.S. dollar terms.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the 12-month period, portfolio inflows and our continued search for what we considered to be underpriced investments with attractive valuations led us to make key purchases in Turkey, Russia and China via China H, Red Chip and P Chip shares.3 Additionally, we initiated exposure in several countries, notably Taiwan, and made some purchases in Indonesia, Poland, Hong Kong and Malaysia. In sector terms, we increased the Fund’s investments largely in information technology (IT) and health care and made some purchases in industrials, consumer discretionary and consumer staples.4 Key purchases included additional shares in Pinar Sut Mamulleri Sanayii, one of Turkey’s leading dairy producers, and new positions in Mail.ru Group, a major Russian Internet communications and entertainment company, and Digital China Holdings, one of China’s largest IT products distributors.

3. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong
Stock Exchange-listed companies substantially owned by Chinese mainland entities, with significant exposure to China. “P Chip” denotes shares of Hong Kong Stock
Exchange-listed companies controlled by Chinese mainland individuals and incorporated outside of China, with a majority of their business in China.
4. The IT sector comprises electronic equipment, instruments and components; Internet software and services; and IT services in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI. The industrials sector comprises air freight and logistics, airlines, building products, industrial conglomerates, marine, professional services, road and rail, trading companies and distributors, and transportation infrastructure in the SOI. The consumer discretionary sector comprises auto components; automobiles; diversified consumer services; hotels, restaurants and leisure;
household durables; leisure products; specialty retail; and textiles, apparel and luxury goods in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products, personal products and tobacco in the SOI.

franklintempleton.com

Annual Report

| 5

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Conversely, we conducted some sales as certain holdings reached our sale targets and as we sought to invest in companies we considered to be more attractively valued within our investment universe. We trimmed the Fund’s investments in several countries, particularly Nigeria, and eliminated exposures to Kenya, Latvia and Ukraine. In sector terms, we made some sales in materials and reduced weightings in energy, telecommunication services and financials.5 Key sales included closing the Fund’s positions in Safaricom, a Kenyan mobile services provider, and the previously mentioned ING Vysya Bank, as well as reducing shares in the aforementioned AmorePacific Group.

Thank you for your continued participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises wireless telecommunication services in the SOI.
The financials sector comprises banks, capital markets, consumer finance, insurance and real estate investment trusts in the SOI.

6 | Annual Report franklintempleton.com

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Performance Summary as of March 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/15	3/31/14	Change
A (TEMMX)	$12.25	$11.64	+$0.61
C (TCEMX)	$11.82	$11.30	+$0.52
R (N/A)	$12.16	$11.56	+$0.60
Advisor (TEMZX)	$12.37	$11.76	+$0.61

Distributions (4/1/14–3/31/15)
Dividend
Share Class	Income
A	$0.0190
Advisor	$0.0565

franklintempleton.com

Annual Report

| 7

TEMPLETON EMERGING MARKETS SMALL CAP FUND
PERFORMANCE SUMMARY

Performance as of 3/31/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A				2.11%	2.12%
1-Year	+5.40%	-0.66%	$9,934
5-Year	+16.19%	+1.84%	$10,955
Since Inception (10/2/06)	+49.23%	+4.10%	$14,065
C				2.81%	2.82%
1-Year	+4.60%	+3.60%	$10,360
5-Year	+12.13%	+2.32%	$11,213
Since Inception (10/2/06)	+40.80%	+4.11%	$14,080
R				2.31%	2.32%
1-Year	+5.19%	+5.19%	$10,519
5-Year	+14.95%	+2.83%	$11,495
Since Inception (10/2/06)	+46.65%	+4.61%	$14,665
Advisor				1.81%	1.82%
1-Year	+5.66%	+5.66%	$10,566
5-Year	+17.91%	+3.35%	$11,791
Since Inception (10/2/06)	+53.05%	+5.14%	$15,305

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS SMALL CAP FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

franklintempleton.com Annual Report | 9

TEMPLETON EMERGING MARKETS SMALL CAP FUND

PERFORMANCE SUMMARY

10 | Annual Report franklintempleton.com

TEMPLETON EMERGING MARKETS SMALL CAP FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. Smaller company stocks have historically had more price volatility than large-company stocks, particularly over the short term. All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: Morningstar. The MSCI EM Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small-cap equities in emerging markets.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

| 11

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 | Annual Report

franklintempleton.com

		TEMPLETON EMERGING MARKETS SMALL CAP FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/14	Value 3/31/15	Period* 10/1/14–3/31/15
A
Actual	$1,000	$954.80	$9.89
Hypothetical (5% return before expenses)	$1,000	$1,014.81	$10.20
C
Actual	$1,000	$950.90	$13.28
Hypothetical (5% return before expenses)	$1,000	$1,011.32	$13.69
R
Actual	$1,000	$953.70	$10.86
Hypothetical (5% return before expenses)	$1,000	$1,013.81	$11.20
Advisor
Actual	$1,000	$955.80	$8.44
Hypothetical (5% return before expenses)	$1,000	$1,016.31	$8.70

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.03%;
C: 2.73%; R: 2.23%; and Advisor: 1.73%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

franklintempleton.com

Annual Report

| 13

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Emerging Markets Small Cap Fund
		Year Ended March 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.64	$11.75	$10.47	$11.90	$10.74
Income from investment operations[a]:
Net investment income (loss)[b]	—[c]	0.06	0.03	0.03	(0.06)
Net realized and unrealized gains (losses)	0.63	(0.09)	1.35	(1.46)	1.22
Total from investment operations	0.63	(0.03)	1.38	(1.43)	1.16
Less distributions from:
Net investment income	(0.02)	(0.08)	(0.04)	—	—
Net realized gains	—	—	(0.06)	—	—
Total distributions	(0.02)	(0.08)	(0.10)	—	—
Net asset value, end of year	$12.25	$11.64	$11.75	$10.47	$11.90

Total return[d]	5.40%	(0.26)%	13.37%	(12.02)%	10.80%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.04%	2.11%	2.16%	2.19%	2.14%
Expenses net of waiver and payments by affiliates	2.02%	2.10%	2.10%	2.10%	2.10%
Net investment income (loss)	(0.05)%	0.39%	0.25%	0.29%	(0.57)%

Supplemental data
Net assets, end of year (000’s)	$277,148	$235,046	$229,475	$199,865	$288,237
Portfolio turnover rate	19.21%	22.47%	15.16%	6.52%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
			FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap (continued)
		Year Ended March 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.30	$11.42	$10.21	$11.69	$10.62
Income from investment operations[a]:
Net investment income (loss)[b]	(0.08)	(0.02)	(0.04)	(0.04)	(0.14)
Net realized and unrealized gains (losses)	0.60	(0.09)	1.31	(1.44)	1.21
Total from investment operations	0.52	(0.11)	1.27	(1.48)	1.07
Less distributions from:
Net investment income	—	(0.01)	—	—	—
Net realized gains	—	—	(0.06)	—	—
Total distributions	—	(0.01)	(0.06)	—	—
Net asset value, end of year	$11.82	$11.30	$11.42	$10.21	$11.69

Total return[c]	4.60%	(0.91)%	12.53%	(12.66)%	10.08%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.74%	2.81%	2.86%	2.89%	2.84%
Expenses net of waiver and payments by affiliates	2.72%	2.80%	2.80%	2.80%	2.80%
Net investment income (loss)	(0.75)%	(0.31)%	(0.45)%	(0.41)%	(1.27)%

Supplemental data
Net assets, end of year (000’s)	$73,687	$62,917	$64,459	$59,104	$83,439
Portfolio turnover rate	19.21%	22.47%	15.16%	6.52%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 15

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap (continued)
		Year Ended March 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.56	$11.67	$10.40	$11.85	$10.71
Income from investment operations[a]:
Net investment income (loss)[b]	—[c]	0.06	0.01	(—)[c]	(0.12)
Net realized and unrealized gains (losses)	0.60	(0.12)	1.34	(1.45)	1.26
Total from investment operations	0.60	(0.06)	1.35	(1.45)	1.14
Less distributions from:
Net investment income	—	(0.05)	(0.02)	—	—
Net realized gains	—	—	(0.06)	—	—
Total distributions	—	(0.05)	(0.08)	—	—
Net asset value, end of year	$12.16	$11.56	$11.67	$10.40	$11.85

Total return	5.19%	(0.37)%	13.17%	(12.24)%	10.64%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.24%	2.31%	2.36%	2.39%	2.34%
Expenses net of waiver and payments by affiliates	2.22%	2.30%	2.30%	2.30%	2.30%
Net investment income (loss)	(0.25)%	0.19%	0.05%	0.09%	(0.77)%

Supplemental data
Net assets, end of year (000’s)	$579	$659	$737	$684	$778
Portfolio turnover rate	19.21%	22.47%	15.16%	6.52%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
			FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap (continued)
		Year Ended March 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.76	$11.87	$10.58	$11.99	$10.78
Income from investment operations[a]:
Net investment income (loss)[b]	0.02	0.05	0.05	0.06	(0.05)
Net realized and unrealized gains (losses)	0.65	(0.04)	1.37	(1.47)	1.26
Total from investment operations	0.67	0.01	1.42	(1.41)	1.21
Less distributions from:
Net investment income	(0.06)	(0.12)	(0.07)	—	—
Net realized gains	—	—	(0.06)	—	—
Total distributions	(0.06)	(0.12)	(0.13)	—	—
Net asset value, end of year	$12.37	$11.76	$11.87	$10.58	$11.99

Total return	5.66%	0.13%	13.66%	(11.76)%	11.22%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.74%	1.81%	1.86%	1.89%	1.84%
Expenses net of waiver and payments by affiliates	1.72%	1.80%	1.80%	1.80%	1.80%
Net investment income (loss)	0.25%	0.69%	0.55%	0.59%	(0.27)%

Supplemental data
Net assets, end of year (000’s)	$363,848	$241,453	$102,842	$66,488	$78,944
Portfolio turnover rate	19.21%	22.47%	15.16%	6.52%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 17

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, March 31, 2015

Templeton Emerging Markets Small Cap Fund
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity
Interests 85.2%
Argentina 0.7%
MercadoLibre Inc.	Internet Software & Services	42,000	$5,145,840
Austria 1.5%
DO & CO Restaurants & Catering AG	Hotels, Restaurants & Leisure	146,774	10,875,705
Botswana 0.3%
Letshego Holdings Ltd.	Consumer Finance	9,617,099	2,330,468
Brazil 3.2%
Arezzo Industria e Comercio SA	Textiles, Apparel & Luxury Goods	236,100	1,815,301
Cia Hering	Specialty Retail	466,500	2,396,054
Duratex SA	Paper & Forest Products	1,275,500	3,475,368
Gaec Educacao SA	Diversified Consumer Services	633,400	3,019,213
Grendene SA	Textiles, Apparel & Luxury Goods	1,012,512	5,184,645
JSL SA	Road & Rail	1,248,503	4,262,036
Ser Educacional SA	Diversified Consumer Services	671,300	2,644,834
			22,797,451
China 9.1%
Anhui Tianda Oil Pipe Co. Ltd., H	Energy Equipment & Services	20,271,841	3,948,389
China Vanadium Titano-Magnetite Mining Co.
Ltd.	Metals & Mining	11,609,000	1,018,248
COSCO Pacific Ltd.	Transportation Infrastructure	5,257,736	6,890,366
Digital China Holdings Ltd.	Electronic Equipment, Instruments & Components	9,163,000	10,010,849
Jiangling Motors Corp. Ltd., B	Automobiles	3,948,718	18,769,100
Ju Teng International Holdings Ltd.	Electronic Equipment, Instruments & Components	16,040,000	9,351,744
Mindray Medical International Ltd., ADR	Health Care Equipment & Supplies	124,800	3,413,280
[a]Sohu.com Inc.	Internet Software & Services	36,722	1,958,384
Travelsky Technology Ltd., H	IT Services	5,473,500	6,311,789
Win Hanverky Holdings Ltd.	Textiles, Apparel & Luxury Goods	27,792,000	3,405,597
			65,077,746
Czech Republic 1.2%
Fortuna Entertainment Group NV	Hotels, Restaurants & Leisure	899,465	3,596,456
Pegas Nonwovens SA	Textiles, Apparel & Luxury Goods	197,073	5,381,358
			8,977,814
Egypt 2.5%
Eastern Tobacco	Tobacco	116,291	3,200,649
Egyptian International Pharmaceutical Industries
Co.	Pharmaceuticals	1,373,432	14,760,247
			17,960,896
Estonia 0.5%
Olympic Entertainment Group A.S.	Hotels, Restaurants & Leisure	1,557,217	3,231,888
Silvano Fashion Group AS, A	Specialty Retail	494,206	728,079
			3,959,967
Hong Kong 3.4%
Bonjour Holdings Ltd.	Specialty Retail	10,798,150	877,485
Giordano International Ltd.	Specialty Retail	3,938,000	1,904,832
I.T Ltd.	Specialty Retail	20,830,395	6,985,873
Luk Fook Holdings (International) Ltd.	Specialty Retail	2,086,000	5,811,897

18 | Annual Report			franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity
Interests (continued)
Hong Kong (continued)
[b]Sa Sa International Holdings Ltd.	Specialty Retail	5,006,000	$2,453,716
Sitoy Group Holdings Ltd.	Textiles, Apparel & Luxury Goods	3,783,500	2,415,732
Victory City International Holdings Ltd.	Textiles, Apparel & Luxury Goods	25,164,857	3,603,025
			24,052,560
India 12.0%
Apollo Tyres Ltd.	Auto Components	1,197,512	3,235,178
Bajaj Holdings and Investment Ltd.	Diversified Financial Services	763,270	15,886,573
Balkrishna Industries Ltd.	Auto Components	717,833	7,481,089
Biocon Ltd.	Biotechnology	1,020,399	7,689,247
Federal Bank Ltd.	Banks	7,457,672	15,812,660
Great Eastern Shipping Co. Ltd.	Oil, Gas & Consumable Fuels	717,900	4,216,683
JK Cement Ltd.	Construction Materials	1,502,198	16,066,818
[a]Nirvikara Paper Mills Ltd.	Auto Components	79,759	123,330
Redington India Ltd.	Electronic Equipment, Instruments & Components	7,244,881	15,268,410
			85,779,988
Indonesia 2.4%
Bank Permata Tbk PT	Banks	7,881,600	967,493
Express Transindo Utama Tbk PT	Road & Rail	45,462,400	2,990,261
Hexindo Adiperkasa Tbk PT	Trading Companies & Distributors	13,609,000	3,590,903
Mandom Indonesia Tbk PT	Personal Products	2,341,500	3,492,103
[a]Panin Financial Tbk PT	Insurance	246,820,200	6,380,514
			17,421,274
Kazakhstan 1.1%
[c]Kcell JSC, GDR, 144A	Wireless Telecommunication Services	92,768	867,381
[d]Kcell JSC, GDR, Reg S	Wireless Telecommunication Services	40,701	380,554
[a]Nostrum Oil & Gas LP	Oil, Gas & Consumable Fuels	785,830	6,492,075
			7,740,010
Kuwait 1.0%
Kuwait Foods Americana	Hotels, Restaurants & Leisure	768,500	6,900,170
Malaysia 3.1%
7-Eleven Malaysia Holdings Bhd.	Food & Staples Retailing	9,666,800	4,176,231
Hartalega Holdings Bhd.	Health Care Equipment & Supplies	4,424,000	10,356,571
[a]Hartalega Holdings Bhd., wts., 5/29/15	Health Care Equipment & Supplies	442,400	522,009
Oldtown Bhd.	Food Products	15,124,025	7,023,889
			22,078,700
Mexico 1.6%
[a]Grupo Herdez SAB de CV	Food Products	4,374,024	11,265,034
Nigeria 0.9%
Access Bank Nigeria PLC	Banks	42,999,778	1,317,753
UAC of Nigeria PLC	Industrial Conglomerates	30,288,005	4,930,074
			6,247,827
Peru 0.9%
[d]Intercorp Financial Services Inc., Reg S	Banks	215,740	6,254,303
Philippines 0.4%
[a]Pepsi-Cola Products Philippines Inc.	Beverages	32,940,200	3,006,959

franklintempleton.com		Annual Report | 19

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity
Interests (continued)
Poland 4.5%
[a]Alumetal SA	Metals & Mining	39,899	$567,377
Amica Wronki SA	Household Durables	112,408	4,411,384
[a]AmRest Holdings NV	Hotels, Restaurants & Leisure	96,273	3,163,508
CCC SA	Textiles, Apparel & Luxury Goods	133,936	6,462,964
Fabryki Mebli Forte SA	Household Durables	251,046	3,895,159
[a]SMT SA	IT Services	353,556	1,427,152
Wawel SA	Food Products	21,797	7,102,635
[a]Work Service SA	Professional Services	1,056,525	5,566,453
			32,596,632
Romania 0.4%
SC Bursa de Valori Bucuresti SA	Diversified Financial Services	150,090	1,338,019
[c]Societatea Nationala de Gaze Naturale ROMGAZ
SA, 144A	Oil, Gas & Consumable Fuels	159,600	1,363,288
			2,701,307
Russia 3.4%
[d]Cherkizovo Group OJSC, GDR, Reg S	Food Products	224,987	2,031,633
[a]DIXY Group OJSC	Food & Staples Retailing	561,958	4,678,091
[d]Globaltrans Investment PLC, GDR, Reg S	Road & Rail	117,550	531,326
[a,d]Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	464,316	9,225,959
[d]O’Key Group SA, GDR, Reg S	Food & Staples Retailing	519,393	1,893,187
[a,d]X5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	370,649	5,689,462
			24,049,658
Singapore 1.1%
[b]OSIM International Ltd.	Specialty Retail	4,869,000	6,954,954
Parkson Retail Asia Ltd.	Multiline Retail	1,588,000	694,385
			7,649,339
South Korea 8.8%
AmorePacific Group	Personal Products	8,967	12,129,916
Bukwang Pharmaceutical Co. Ltd.	Pharmaceuticals	85,962	2,046,585
Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	115,023	11,202,832
[a]I-Sens Inc.	Health Care Equipment & Supplies	113,635	5,021,432
Interojo Co. Ltd.	Health Care Equipment & Supplies	320,883	6,149,290
LF Corp.	Textiles, Apparel & Luxury Goods	118,955	3,400,645
Medy-tox Inc.	Biotechnology	11,482	3,403,585
Vieworks Co. Ltd.	Health Care Equipment & Supplies	221,640	5,766,514
Youngone Corp.	Textiles, Apparel & Luxury Goods	289,884	14,247,548
			63,368,347
Sri Lanka 0.2%
Hemas Holdings PLC	Industrial Conglomerates	2,379,832	1,331,312
Switzerland 0.2%
[a,c]Wizz Air Holdings PLC, 144A	Airlines	60,600	1,248,460
Taiwan 4.2%
Flytech Technology Co. Ltd.	Electronic Equipment, Instruments & Components	2,165,500	8,799,747
Green Seal Holding Ltd.	Chemicals	866,000	3,948,581

20 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity
Interests (continued)
Taiwan (continued)
Merida Industry Co. Ltd.	Leisure Products	837,000	$6,588,231
St. Shine Optical Co. Ltd.	Health Care Equipment & Supplies	329,000	5,316,130
TTY Biopharm Co. Ltd.	Pharmaceuticals	2,493,200	5,113,561
			29,766,250
Thailand 2.4%
Beauty Community PCL, fgn.	Specialty Retail	8,561,800	11,244,761
DSG International Thailand PCL, fgn.	Household Products	27,442,800	6,196,761
			17,441,522
Turkey 9.1%
Bizim Toptan Satis Magazalari AS	Food & Staples Retailing	284,304	1,674,372
[a]Celebi Hava Servisi AS	Transportation Infrastructure	359,261	4,065,697
Coca-Cola Icetek AS	Beverages	372,780	6,306,510
IS Yatirim Menkul Degerler AS	Capital Markets	4,693,922	2,041,700
Pinar Entegre Et ve Un Sanayi AS	Food Products	1,562,941	5,655,201
[e]Pinar Sut Mamulleri Sanayii AS	Food Products	3,133,237	29,066,173
[a,e]Reysas Gayrimenkul Yatirim Ortakligi AS	Real Estate Investment Trusts	23,975,998	6,460,294
Trakya Cam Sanayii AS	Building Products	984,408	1,117,827
Ulker Biskuvi Sanayi AS	Food Products	331,080	2,485,107
[c]Ulker Biskuvi Sanayi AS, 144A	Food Products	157,817	1,184,584
Yazicilar Holding AS	Industrial Conglomerates	657,452	5,466,324
			65,523,789
Turkmenistan 1.1%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	863,054	7,635,687
United Arab Emirates 1.0%
Aramex Co.	Air Freight & Logistics	7,312,967	6,889,070
United States 1.4%
[a]Luxoft Holding Inc.	IT Services	198,473	10,268,993
Vietnam 1.6%
DHG Pharmaceutical JSC	Pharmaceuticals	1,118,432	4,643,918
Imexpharm Pharmaceutical JSC	Pharmaceuticals	545,094	1,170,858
Vietnam Container Shipping JSC	Marine	1,510,564	3,539,016
Vietnam Dairy Products JSC	Food Products	424,680	2,088,429
			11,442,221
Total Common Stocks and Other Equity
Interests (Cost $530,755,732)			609,785,299
[f]Participatory Notes 1.6%
Saudi Arabia 1.6%
[c]Deutsche Bank AG/London, Saudi Dairy &
Foodstuff Co., 144A, 4/12/18	Food Products	40,309	1,297,569
[c]HSBC Bank PLC, Al Mouwasat Medical Services,
144A, 4/13/15	Health Care Providers & Services	279,525	9,910,913
Total Participatory Notes
(Cost $5,940,352)			11,208,482

franklintempleton.com

Annual Report

| 21

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value
Preferred Stocks
(Cost $7,185,059) 0.6%
Chile 0.6%
Embotelladora Andina SA, pfd., A	Beverages	1,979,200	$4,278,495
Total Investments before Short Term
Investments (Cost $543,881,143)			625,272,276
Short Term Investments 13.3%
Money Market Funds (Cost $90,331,858)
12.7%
United States 12.7%
[a,g]Institutional Fiduciary Trust Money Market
Portfolio		90,331,858	90,331,858
[h]Investments from Cash Collateral Received
for Loaned Securities
(Cost $4,367,000) 0.6%
Money Market Funds 0.6%
United States 0.6%
[a,g]Institutional Fiduciary Trust Money Market
Portfolio		4,367,000	4,367,000
Total Investments
(Cost $638,580,001) 100.7%			719,971,134
Other Assets, less Liabilities (0.7)%			(4,707,851)
Net Assets 100.0%			$715,263,283

See Abbreviations on page 34.

aNon-income producing.
bA portion or all of the security is on loan at March 31, 2015. See Note 1(d).
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
March 31, 2015, the aggregate value of these securities was $15,872,195, representing 2.22% of net assets.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2015, the aggregate value of these securities was $26,006,424, representing 3.64% of net assets.
eSee Note 8 regarding holdings of 5% voting securities.
fSee Note 1(c) regarding Participatory Notes.
gSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
hSee Note 1(d) regarding securities on loan.

22 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2015

Templeton Emerging Markets Small Cap Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$513,692,925
Cost - Non-controlled affiliated issuers (Note 8)	30,188,218
Cost - Sweep Money Fund (Note 3f)	94,698,858
Total cost of investments	$638,580,001
Value - Unaffiliated issuers	$589,745,809
Value - Non-controlled affiliated issuers (Note 8)	35,526,467
Value - Sweep Money Fund (Note 3f)	94,698,858
Total value of investments (includes securities loaned in the amount of $3,943,607)	719,971,134
Cash	44,928
Foreign currency, at value (cost $277,263)	277,406
Receivables:
Investment securities sold	400,025
Capital shares sold	1,762,605
Dividends	696,068
Other assets	413
Total assets	723,152,579
Liabilities:
Payables:
Investment securities purchased	394,682
Capital shares redeemed	1,167,135
Management fees	866,720
Distribution fees	252,941
Transfer agent fees	215,524
Payable upon return of securities loaned	4,367,000
Deferred tax	419,701
Accrued expenses and other liabilities	205,593
Total liabilities	7,889,296
Net assets, at value	$715,263,283
Net assets consist of:
Paid-in capital	$663,005,230
Distributions in excess of net investment income	(4,247,114)
Net unrealized appreciation (depreciation)	80,958,900
Accumulated net realized gain (loss)	(24,453,733)
Net assets, at value	$715,263,283

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 23

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
March 31, 2015

Templeton Emerging Markets Small Cap Fund

Class A:
Net assets, at value	$277,148,406
Shares outstanding	22,629,958
Net asset value per share[a]	$12.25
Maximum offering price per share (net asset value per share ÷ 94.25%)	$13.00
Class C:
Net assets, at value	$73,687,419
Shares outstanding	6,232,290
Net asset value and maximum offering price per share[a]	$11.82
Class R:
Net assets, at value	$579,217
Shares outstanding	47,623
Net asset value and maximum offering price per share	$12.16
Advisor Class:
Net assets, at value	$363,848,241
Shares outstanding	29,409,411
Net asset value and maximum offering price per share	$12.37

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
24 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2015

Templeton Emerging Markets Small Cap Fund

Investment income:
Dividends: (net of foreign taxes of $967,061)
Unaffiliated issuers	$12,151,065
Non-controlled affiliated issuers (Note 8)	850,792
Interest	2,758
Income from securities loaned	213,540
Total investment income	13,218,155
Expenses:
Management fees (Note 3a)	9,706,777
Distribution fees: (Note 3c)
Class A	800,517
Class C	721,319
Class R	3,473
Transfer agent fees: (Note 3e)
Class A	453,436
Class C	122,576
Class R	1,180
Advisor Class	561,230
Custodian fees (Note 4)	450,720
Reports to shareholders	100,834
Registration and filing fees	130,482
Professional fees	47,193
Trustees’ fees and expenses	22,811
Other	32,861
Total expenses	13,155,409
Expenses waived/paid by affiliates (Note 3f)	(78,234)
Net expenses	13,077,175
Net investment income	140,980
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $576,744)	15,036,704
Foreign currency transactions	(151,940)
Net realized gain (loss)	14,884,764
Net change in unrealized appreciation (depreciation) on:
Investments	13,174,778
Translation of other assets and liabilities denominated in foreign currencies	(21,539)
Change in deferred taxes on unrealized appreciation	(178,890)
Net change in unrealized appreciation (depreciation)	12,974,349
Net realized and unrealized gain (loss)	27,859,113
Net increase (decrease) in net assets resulting from operations	$28,000,093

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 25

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Small Cap Fund

	Year Ended March 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$140,980	$1,748,120
Net realized gain (loss) from investments and foreign currency transactions	14,884,764	(34,143,795)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and
liabilities denominated in foreign currencies and deferred taxes	12,974,349	33,310,146
Net increase (decrease) in net assets resulting from operations	28,000,093	914,471
Distributions to shareholders from:
Net investment income:
Class A	(419,135)	(1,616,024)
Class C	—	(36,394)
Class R	—	(2,544)
Advisor Class	(1,580,636)	(1,690,170)
Total distributions to shareholders	(1,999,771)	(3,345,132)
Capital share transactions: (Note 2)
Class A	30,114,143	8,202,282
Class C	8,031,554	(790,765)
Class R	(119,546)	(70,423)
Advisor Class	111,161,689	137,651,276
Total capital share transactions	149,187,840	144,992,370
Net increase (decrease) in net assets	175,188,162	142,561,709
Net assets:
Beginning of year	540,075,121	397,513,412
End of year	$715,263,283	$540,075,121
Distributions in excess of net investment income included in net assets:
End of year	$(4,247,114)	$(1,708,120)

26 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Emerging Markets Small Cap Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Small Cap Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded

franklintempleton.com

Annual Report

| 27

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The total cash collateral received at year end was $4,367,000. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

28 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations

(tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

franklintempleton.com

Annual Report

| 29

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

2. Shares of Beneficial Interest

At March 31, 2015, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
	2015			2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	8,707,935	$107,927,116	7,810,952	$90,306,642
Shares issued in reinvestment of distributions	30,574	379,121	120,366	1,449,226
Shares redeemed	(6,306,208)	(78,192,094)	(7,255,385)	(83,553,586)
Net increase (decrease)	2,432,301	$30,114,143	675,933	$8,202,282
Class C Shares:
Shares sold	1,968,030	$23,629,390	2,223,859	$24,880,385
Shares issued in reinvestment of distributions	—	—	2,812	32,922
Shares redeemed	(1,305,344)	(15,597,836)	(2,301,982)	(25,704,072)
Net increase (decrease)	662,686	$8,031,554	(75,311)	$(790,765)
Class R Shares:
Shares sold	18,630	$230,287	11,803	$134,592
Shares issued in reinvestment of distributions	—	—	213	2,544
Shares redeemed	(28,015)	(349,833)	(18,155)	(207,559)
Net increase (decrease)	(9,385)	$(119,546)	(6,139)	$(70,423)
Advisor Class Shares:
Shares sold	16,241,452	$203,021,946	16,445,330	$190,891,917
Shares issued in reinvestment of distributions	55,109	689,414	59,736	725,795
Shares redeemed	(7,427,051)	(92,549,671)	(4,626,252)	(53,966,436)
Net increase (decrease)	8,869,510	$111,161,689	11,878,814	$137,651,276

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $1 billion
1.400%	Over $1 billion, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

30 | Annual Report		franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$182,932
CDSC retained	$21,034

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended March 31, 2015, the Fund paid transfer agent fees of $1,138,422, of which $513,832, was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

franklintempleton.com

Annual Report

| 31

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2015, the Fund had long-term capital loss carryforwards of $23,551,608.

During the year ended March 31, 2015, the Fund utilized $16,407,389 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At March 31, 2015, the Fund deferred late-year ordinary losses of $2,390,570.

The tax character of distributions paid during the years ended March 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$1,999,771	$3,345,132

At March 31, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$641,338,671

Unrealized appreciation	$148,288,257
Unrealized depreciation	(69,655,794)
Net unrealized appreciation (depreciation)	$78,632,463

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, foreign capital gains tax, corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2015, aggregated $244,178,710 and $110,554,538, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

32 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended March 31, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held
	at Beginning	Gross	Gross	at End	Value at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Pinar Sut Mamulleri Sanayii
AS	1,949,228	1,184,009	—	3,133,237	$29,066,173	$850,792	$—
Reysas Gayrimenkul Yatirim
Ortakligi AS	21,678,300	2,297,698	—	23,975,998	6,460,294	—	—
Total Affiliated Securities (Value is 4.97% of Net Assets)					$35,526,467	$850,792	$—

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

franklintempleton.com

Annual Report

| 33

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

10. Fair Value Measurements (continued)

A summary of inputs used as of March 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a]
India	$85,656,658	$123,330	$—	$85,779,988
All Other Equity Investments[b]	528,283,806	—	—	528,283,806
Participatory Notes	—	11,208,482	—	11,208,482
Short Term Investments	94,698,858	—	—	94,698,858
Total Investments in Securities	$708,639,322	$11,331,812	$—	$719,971,134

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

34 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Emerging Markets Small Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Small Cap Fund (the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 15, 2015

franklintempleton.com

Annual Report

| 35

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Emerging Markets Small Cap

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $5,379,263 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 9, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0147	$0.0462	$0.0162
Class C	$0.0147	$0.0000	$0.0000
Class R	$0.0147	$0.0000	$0.0000
Advisor Class	$0.0147	$0.0855	$0.0298

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

36 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	138	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	43	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (2014-present), Ares
Capital Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2001	26	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	138	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		RTI International Metals, Inc.
		Trustee since 2007		(manufacture and distribution of
titanium) (1999-present), Canadian
National Railway (railroad) (2001-
present), White Mountains Insurance
Group, Ltd. (holding company) (2004-
present) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

franklintempleton.com				Annual Report | 37

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2006	42	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	138	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	138	Cbeyond, Inc. (business
300 S.E. 2nd Street				communications provider)
Fort Lauderdale, FL 33301-1923				(2010-2012), The Southern Company
				(energy company) (December 2014;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 2001	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations;
and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	43	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

38 | Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2006	155	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board,	Board, Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013, and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

franklintempleton.com				Annual Report | 39

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Products and Client Services, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

40 | Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since		Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013	and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares
Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied
Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and
Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to
Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and
Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such princi-
ples in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial report-
ing and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable
U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com	Annual Report	|	41

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds in Templeton Global Investment Trust, including Templeton Emerging Markets Small Cap Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, they receive an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all

Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders with respect to investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the changes taking place in the

42 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON EMERGING MARKETS SMALL CAP FUND

SHAREHOLDER INFORMATION

nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares during 2014 and previous years of operations. The Lipper performance universe for the Fund consisted of all retail and institutional emerging markets funds as designated by Lipper. The Lipper report showed the Fund’s total return in 2014 to be in the highest or best performing quintile of such universe and on an annualized basis to be in the highest performing quintile of such universe for the previous three- and five-year periods, respectively. The Board observed that the performance universe was broad and not limited to funds investing in small cap stocks, but noted that the Fund’s total return was above the median of the performance universe and also compared favorably with most of the other U.S. small cap funds included within such performance universe for 2014 and the annualized previous three- and five-year periods. The Board found the Fund’s performance as set forth in the Lipper report to be satisfactory.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual management fee to be the highest within its Lipper expense group. The Board found the expenses of this Fund to be acceptable, noting its specialized nature.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The

franklintempleton.com

Annual Report

| 43

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON EMERGING MARKETS SMALL CAP FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

44 | Annual Report

franklintempleton.com

Annual Report and Shareholder Letter
Templeton Emerging Markets Small Cap Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	426 A 05/15

Annual Report
and Shareholder Letter
March 31, 2015

Templeton Frontier Markets Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton Frontier Markets Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and Statement
of Investments	14
Financial Statements	23
Notes to Financial Statements	27
Report of Independent Registered
Public Accounting Firm	35
Tax Information	36
Board Members and Officers	37
Shareholder Information	42

franklintempleton.com

1

Annual Report

Templeton Frontier Markets Fund

This annual report for Templeton Frontier Markets Fund covers the fiscal year ended March 31, 2015. At the market close on June 28, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts. We believe this closure has helped us manage the inflow of assets and allowed us to effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located in “frontier market countries” as defined in the prospectus. Such companies are organized under the laws of, have a principal office in, or have their principal trading market in frontier market countries; or derive at least 50% of their total revenue or profit from either goods or services produced or sales made in frontier market countries; or have at least 50% of their assets in, or are linked to currencies of, frontier market countries.

Economic and Market Overview

The global economy grew moderately during the 12 months under review amid a generally accommodative monetary policy environment.

Saudi Arabia’s gross domestic product (GDP) grew 2.0% year-over-year in 2014’s fourth quarter, down from 2.4% in the third quarter, mainly because of a slowdown in the oil sector due to weak oil prices and moderation in the non-oil sector.1 For 2014, GDP grew 3.6% because of faster growth in 2014’s first half.1 Saudi Arabia’s equity index gained in the period’s first half after the Capital Market Authority announced its plans to open the kingdom’s stock market to qualified foreign investors in 2015. However, stocks experienced heightened volatility in the period’s latter half because of plunging oil prices and the kingdom’s military attack on Yemen.

Nigeria’s GDP grew an estimated 6.2% in 2014, higher than 5.5% in 2013, driven by growth in non-oil industries, particularly crop production, trade, telecommunications and manufacturing.2 The Central Bank of Nigeria (CBN) raised the benchmark interest rate from 12.0% to 13.0% in November to control inflation and support the Nigerian naira. Additionally, the CBN raised the cash reserve ratio on private sector deposits from 15% to 20%, as it sought to tighten monetary policy while minimizing the impact on credit access and economic growth. In March, independent credit rating agency Standard & Poor’s (S&P) downgraded Nigeria’s sovereign debt rating from BB- to B+ with a stable outlook, citing risks resulting from oil price weakness and political tensions.3 The stable outlook reflected S&P’s view that the country’s non-oil sector would continue to support economic growth. A general election near period-end resulted in the election of a new president, Muhammadu Buhari, who pledged to fight corruption and terrorism.

Romania’s 2014 GDP grew 2.9%, down from 3.4% in 2013, mainly resulting from lower contributions from agriculture, construction and professional services.4 The National Bank of Romania (NBR) cut the benchmark interest rate six times during the period, to 2.0%, to bolster economic growth and promote inflation, which was below the NBR’s target. In May 2014, S&P upgraded Romania’s long-term foreign and local currency sovereign credit ratings to investment grade (BBB-) and revised the outlook to stable from negative, citing the

1. Source: Central Department of Statistics and Information, Saudi Arabia.
2. Source: National Bureau of Statistics, Nigeria.
3. This does not indicate a rating of the Fund.
4. Source: National Institute of Statistics, Romania.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 19.

franklintempleton.com

Annual Report

| 3

TEMPLETON FRONTIER MARKETS FUND

country’s rapid progress in improving its external balances.3 In affirming the rating and outlook in October, S&P noted the country’s lower external debt and budget deficit.

Vietnam’s first-quarter 2015 GDP rose an estimated 6.0% year-over-year, in line with 2014’s estimated 6.0% growth rate, driven largely by industry and construction, as well as the services sector.5 The State Bank of Vietnam devalued the Vietnamese dong twice during the period to support exports and economic growth. In July 2014, independent credit rating agency Moody’s Investors Service upgraded Vietnam’s issuer and senior unsecured bond ratings to B1 from B2 with a stable outlook, citing the country’s economic stability, strengthening balance of payments and external payments positions, and the banking sector’s easing contingent risks.3 A maritime dispute, which led to anti-China protests that halted production at foreign-owned factories and caused many Chinese workers to flee, appeared to ease toward period-end.

Frontier market stocks overall underperformed developed and emerging market stocks, as weak oil prices hurt the revenues of oil-exporting countries. Further contributing to stock market volatility were concerns about the timing of potential U.S. interest rate increases, geopolitical tensions in several regions and moderating global economic growth. For the 12 months

Top 10 Countries
Based on Equity Securities
3/31/15
% of Total
Net Assets
Saudi Arabia	11.9%
Romania	7.0%
Nigeria	6.8%
Kuwait	6.5%
Egypt	5.9%
Vietnam	5.4%
Kazakhstan	4.6%
Ukraine	4.2%
Pakistan	4.1%
Turkmenistan	3.9%

ended March 31, 2015, frontier market stocks, as measured by the MSCI Frontier Markets Index, had a -3.23% total return, as nearly all regions had losses, largely due to local currencies’ weakness against the U.S. dollar.6

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

The Fund’s Class A shares had a -19.91% cumulative total return for the 12 months ended March 31, 2015. For comparison, the MSCI Frontier Markets Index had a -3.23% total return for the same period.6 Also for comparison, the Standard & Poor’s® (S&P®) Frontier Broad Market Index (BMI), which tracks performance of relatively small and illiquid frontier market stocks, had a -2.49% total return for the same period.7 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

5. Source: General Statistics Office of Vietnam.
6. Source: Morningstar.
7. Copyright © 2015, S&P Dow Jones Indices LLC. All rights reserved.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

4 | Annual Report

franklintempleton.com

Top 10 Holdings
3/31/15

Company	% of Total
Sector/Industry, Country	Net Assets
OMV Petrom SA	4.3%
Oil, Gas & Consumable Fuels, Romania
Dragon Oil PLC	3.9%
Oil, Gas & Consumable Fuels, Turkmenistan
Samba Financial Group[8]	3.9%
Banks, Saudi Arabia
Zenith Bank PLC	3.7%
Banks, Nigeria
Saudi Basic Industries Corp.[8]	3.4%
Chemicals, Saudi Arabia
Ooredoo QSC	3.3%
Diversified Telecommunication Services, Qatar
Mobile Telecommunications Co.	3.2%
Wireless Telecommunication Services, Kuwait
MTN Group Ltd.	2.8%
Wireless Telecommunication Services, South Africa
Bank Muscat SAOG	2.7%
Banks, Oman
KazMunaiGas Exploration Production, GDR, Reg S	2.6%
Oil, Gas & Consumable Fuels, Kazakhstan

Manager’s Discussion

During the 12 months under review, three of the largest detractors from the Fund’s absolute performance included Samba Financial Group,8 Mobily (Etihad Etisalat)8 and Pacific Rubiales Energy.

Saudi Arabia’s equity market experienced significant volatility during the year. Stock prices rose in the first half of the 12-month reporting period based on news that qualified foreign investors would be able to invest directly in the kingdom’s stock market. However, the oil price plunge in the latter part of 2014 led overall stock prices to correct substantially. As oil prices rebounded and stabilized, stock prices recovered, allowing the market to recoup some of its losses.

The share prices of Samba Financial Group, one of Saudi Arabia’s largest financial services groups, and Mobily, one of the kingdom’s principal telecommunication services companies, generally followed the kingdom’s overall stock market movements. Further hurting Mobily were major changes in its executive management team, as the company responded to a number of issues that affected its 2014 corporate results,

TEMPLETON FRONTIER MARKETS FUND

including changing the revenue recognition accounting method for its “Fiber to Home” business and revising its flagship voice usage loyalty program. On the positive side, Mobily acquired a significant share of the Saudi mobile market from the incumbent provider, Saudi Telecom. We increased the Fund’s position in Samba Financial Group as its valuations became more attractive to us following its share price decline.

Pacific Rubiales, which operates primarily in Colombia, is one of Latin America’s largest oil and gas exploration and production companies. A sharp decline in oil and gas prices, combined with concerns about slowing demand in emerging markets, led many investors to generally avoid the energy sector. Further hurting Pacific Rubiales were operating challenges, higher financial leverage that raised debt default concerns, dividend suspension and capital expenditure reduction. News that the company’s contract to operate in the Rubiales field, its largest producing asset, will not be extended after it expires in June 2016 raised investor concerns. As a result, we divested the Fund’s holding in the company during the reporting period.

In contrast, key contributors to the Fund’s absolute performance included Equity Group Holdings, Fauji Fertilizer and EIPICO (Egyptian International Pharmaceutical Industries Co.).

Equity Group Holdings’ largest subsidiary, Equity Bank Kenya, is one of Kenya’s largest banks. Traditionally focused on microfinance and providing banking services to the lower end of the market, the bank has diversified its loan book to include more small and medium enterprises, as well as corporations in recent years. The bank reported solid 2014 corporate results, driven by strong income growth and tax benefits. Substantial loan growth, increased dividends, high return on equity and strong asset quality further supported investor sentiment.9 Moreover, investors were encouraged by the bank’s launch of a mobile phone banking and telecommunication service, which could potentially help the bank expand its customer base across Kenya.

Fauji Fertilizer is Pakistan’s biggest fertilizer manufacturer and marketer. Although global economic growth concerns have hindered the prices of many commodities, including agricultural commodities, the government’s measures to support the domestic agriculture industry could support fertilizer

8. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in frontier markets where direct investment is either impossible or difficult due to local investment restrictions.

9. Return on equity is an amount, expressed as a percentage, earned on a company’s common stock investment for a given period. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

franklintempleton.com

Annual Report

| 5

TEMPLETON FRONTIER MARKETS FUND

demand. In our view, the company’s high return on equity, profit margins and dividend yield enhanced the attractiveness of the company, especially in an environment of relatively low interest rates. Investors welcomed the company’s plan to diversify its investment portfolio by entering into a consortium agreement to set up a fertilizer project in Tanzania, as the new plant could be well positioned to potentially benefit from East Africa’s low-priced gas and growing domestic fertilizer demand.

EIPICO, Egypt’s leading domestic pharmaceuticals company, benefited from stronger-than-expected fourth-quarter 2014 corporate results, driven by higher revenue growth and lower taxes. Further supporting investor sentiment were the company’s plans to introduce new, higher priced and higher margin products and to expand capacity, as well as a dividend increase for 2014. Moreover, the government’s constitutional mandate to increase health care spending to 3% of GDP by fiscal year 2017 from an annual average of 1.5% in fiscal years 2009 through 2014 could boost drug expenditure.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the 12-month period, our continued search for investment opportunities we considered to be attractive led us to increase the Fund’s holdings largely in Kuwait, Pakistan, Saudi Arabia8 and Cambodia. In sector terms, we increased investments mainly in consumer staples, consumer discretionary and financials.10 Key purchases included additional investment in the aforementioned Samba Financial Group,8 as well as new positions in National Bank of Kuwait, one of Kuwait’s leading commercial banks, and United Bank, one of Pakistan’s largest banks.

Conversely, we conducted some sales due to share redemptions and as we sought to invest in companies we considered to be more attractively valued within our investment universe. We reduced the Fund’s holdings largely in Qatar, the United Arab Emirates (UAE) and Peru. Additionally, we eliminated exposures to certain countries, notably Zambia and Mongolia. In sector terms, we reduced the Fund’s investments largely in materials and industrials.11 Key sales included closing the Fund’s positions in Industries Qatar, an integrated industrial company; First Gulf Bank, a commercial bank in Abu Dhabi, UAE; and Buenaventura (Compania de Minas Buenaventura), a Peruvian precious metals company.

Thank you for your continued participation in Templeton Frontier Markets Fund. We look forward to serving your future investment needs.

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10. The consumer staples sector comprises beverages, food products and tobacco in the SOI. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; and textiles, apparel and luxury goods in the SOI. The financials sector comprises banks and consumer finance in the SOI.
11. The materials sector comprises chemicals and metals and mining in the SOI. The industrials sector comprises air freight and logistics, airlines, building products, and industrial conglomerates in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

6 | Annual Report

franklintempleton.com

TEMPLETON FRONTIER MARKETS FUND

Performance Summary as of March 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/15	3/31/14		Change
A (TFMAX)	$13.47	$18.10	-$	4.63
C (FFRMX)	$13.27	$17.82	-$	4.55
R (N/A)	$13.40	$18.03	-$	4.63
R6 (FFMRX)	$13.51	$18.18	-$	4.67
Advisor (FFRZX)	$13.51	$18.18	-$	4.67

Distributions (4/1/14–3/31/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.5461	$0.0489		$0.5068	$1.1018
C	$0.4053	$0.0489		$0.5068	$0.9610
R	$0.5132	$0.0489		$0.5068	$1.0689
R6	$0.6265	$0.0489		$0.5068	$1.1822
Advisor	$0.5984	$0.0489		$0.5068	$1.1541

franklintempleton.com

Annual Report

| 7

TEMPLETON FRONTIER MARKETS FUND
PERFORMANCE SUMMARY

Performance as of 3/31/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Total Annual
Share Class	Total Return[2]	Total Return[3]	Investment[4]	Operating Expenses[5]
A				1.99%
1-Year	-19.91%	-24.50%	$7,550
5-Year	+2.59%	-0.67%	$9,668
Since Inception (10/14/08)	+58.34%	+6.39%	$14,924
C				2.74%
1-Year	-20.53%	-21.27%	$7,873
5-Year	-1.04%	-0.21%	$9,896
Since Inception (10/14/08)	+51.04%	+6.59%	$15,104
R				2.24%
1-Year	-20.17%	-20.17%	$7,983
5-Year	+1.43%	+0.28%	$10,143
Since Inception (10/14/08)	+55.98%	+7.12%	$15,598
R6				1.61%
1-Year	-19.63%	-19.63%	$8,037
Since Inception (5/1/13)	-12.07%	-6.50%	$8,793
Advisor				1.74%
1-Year	-19.78%	-19.78%	$8,022
5-Year	+3.98%	+0.78%	$10,398
Since Inception (10/14/08)	+61.10%	+7.66%	$16,110

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

franklintempleton.com

TEMPLETON FRONTIER MARKETS FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

franklintempleton.com

Annual Report

| 9

TEMPLETON FRONTIER MARKETS FUND

PERFORMANCE SUMMARY

10 | Annual Report franklintempleton.com

TEMPLETON FRONTIER MARKETS FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging market countries, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets.
The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. All invest-
ments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: Morningstar. The MSCI Frontier Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in frontier markets.
7. Copyright © 2015, S&P Dow Jones Indices LLC. All rights reserved. The S&P Frontier BMI is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of relatively small and illiquid frontier market securities. Due to data availability, performance for the S&P Frontier BMI is shown starting 11/3/08 using the Fund’s value on that date.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report | 11

TEMPLETON FRONTIER MARKETS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 | Annual Report

franklintempleton.com

TEMPLETON FRONTIER MARKETS FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/14	Value 3/31/15	Period* 10/1/14–3/31/15
A
Actual	$1,000	$762.50	$8.88
Hypothetical (5% return before expenses)	$1,000	$1,014.86	$10.15
C
Actual	$1,000	$759.40	$12.15
Hypothetical (5% return before expenses)	$1,000	$1,011.12	$13.89
R
Actual	$1,000	$761.10	$10.01
Hypothetical (5% return before expenses)	$1,000	$1,013.56	$11.45
R6
Actual	$1,000	$763.80	$7.12
Hypothetical (5% return before expenses)	$1,000	$1,016.85	$8.15
Advisor
Actual	$1,000	$763.20	$7.82
Hypothetical (5% return before expenses)	$1,000	$1,016.06	$8.95

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.02%; C: 2.77;
R: 2.28%; R6: 1.62%; and Advisor: 1.78%), multiplied by the average account value over the period, multiplied 182/365 to reflect the one-half year period.

franklintempleton.com

Annual Report

| 13

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Frontier Markets Fund
		Year Ended March 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.10	$16.94	$14.79	$15.85	$15.20
Income from investment operations[a]:
Net investment income[b]	0.37	0.42	0.27	0.30	0.14
Net realized and unrealized gains (losses)	(3.89)	1.21	2.07	(0.96)	0.59
Total from investment operations	(3.52)	1.63	2.34	(0.66)	0.73
Less distributions from:
Net investment income	(0.55)	(0.32)	(0.19)	(0.21)	(0.05)
Net realized gains	(0.56)	(0.15)	—	(0.19)	(0.03)
Total distributions	(1.11)	(0.47)	(0.19)	(0.40)	(0.08)
Net asset value, end of year	$13.47	$18.10	$16.94	$14.79	$15.85

Total return[c]	(19.91)%	9.60%	16.06%	(3.90)%	4.79%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.98%	1.99%	2.10%	2.20%	2.21%
Expenses net of waiver and payments by affiliates	1.98%[d]	1.99%[d]	2.10%	2.15%	2.16%
Net investment income	2.09%	2.28%	1.55%	2.17%	0.82%

Supplemental data
Net assets, end of year (000’s)	$148,693	$248,218	$197,288	$113,854	$122,631
Portfolio turnover rate	19.14%	12.65%	5.86%	23.70%	14.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
			FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
		Year Ended March 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.82	$16.71	$14.60	$15.65	$15.06
Income from investment operations[a]:
Net investment income[b]	0.23	0.26	0.16	0.20	0.04
Net realized and unrealized gains (losses)	(3.81)	1.21	2.04	(0.95)	0.58
Total from investment operations	(3.58)	1.47	2.20	(0.75)	0.62
Less distributions from:
Net investment income	(0.41)	(0.21)	(0.09)	(0.11)	—
Net realized gains	(0.56)	(0.15)	—	(0.19)	(0.03)
Total distributions	(0.97)	(0.36)	(0.09)	(0.30)	(0.03)
Net asset value, end of year	$13.27	$17.82	$16.71	$14.60	$15.65

Total return[c]	(20.53)%	8.78%	15.25%	(4.59)%	4.11%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.74%	2.74%	2.80%	2.90%	2.90%
Expenses net of waiver and payments by affiliates	2.74%[d]	2.74%[d]	2.80%	2.85%	2.85%
Net investment income	1.33%	1.53%	0.85%	1.47%	0.13%

Supplemental data
Net assets, end of year (000’s)	$37,770	$60,182	$44,086	$25,691	$23,496
Portfolio turnover rate	19.14%	12.65%	5.86%	23.70%	14.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 15

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
		Year Ended March 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.03	$16.88	$14.74	$15.86	$15.19
Income from investment operations[a]:
Net investment income[b]	0.28	0.35	0.23	0.22	0.14
Net realized and unrealized gains (losses)	(3.84)	1.23	2.07	(0.93)	0.57
Total from investment operations	(3.56)	1.58	2.30	(0.71)	0.71
Less distributions from:
Net investment income	(0.51)	(0.28)	(0.16)	(0.22)	(0.01)
Net realized gains	(0.56)	(0.15)	—	(0.19)	(0.03)
Total distributions	(1.07)	(0.43)	(0.16)	(0.41)	(0.04)
Net asset value, end of year	$13.40	$18.03	$16.88	$14.74	$15.86

Total return	(20.17)%	9.30%	15.91%	(4.17)%	4.67%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.24%	2.24%	2.30%	2.40%	2.40%
Expenses net of waiver and payments by affiliates	2.24%[c]	2.24%[c]	2.30%	2.35%	2.35%
Net investment income	1.83%	2.03%	1.35%	1.97%	0.63%

Supplemental data
Net assets, end of year (000’s)	$302	$388	$307	$198	$54
Portfolio turnover rate	19.14%	12.65%	5.86%	23.70%	14.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
	FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
	Year Ended March 31,
	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.18	$17.11
Income from investment operations[b]:
Net investment income[c]	0.40	0.36
Net realized and unrealized gains (losses)	(3.88)	1.24
Total from investment operations	(3.48)	1.60
Less distributions from:
Net investment income	(0.63)	(0.38)
Net realized gains	(0.56)	(0.15)
Total distributions	(1.19)	(0.53)
Net asset value, end of year	$13.51	$18.18

Total return[d]	(19.63)%	9.41%

Ratios to average net assets[e]
Expenses[f]	1.60%	1.61%
Net investment income	2.47%	2.66%

Supplemental data
Net assets, end of year (000’s)	$139,104	$161,459
Portfolio turnover rate	19.14%	12.65%

aFor the period May 1, 2013 (effective date) to March 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 17

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
		Year Ended March 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.18	$17.01	$14.84	$15.91	$15.23
Income from investment operations[a]:
Net investment income[b]	0.41	0.45	0.28	0.37	0.16
Net realized and unrealized gains (losses)	(3.92)	1.23	2.12	(0.99)	0.63
Total from investment operations	(3.51)	1.68	2.40	(0.62)	0.79
Less distributions from:
Net investment income	(0.60)	(0.36)	(0.23)	(0.26)	(0.08)
Net realized gains	(0.56)	(0.15)	—	(0.19)	(0.03)
Total distributions	(1.16)	(0.51)	(0.23)	(0.45)	(0.11)
Net asset value, end of year	$13.51	$18.18	$17.01	$14.84	$15.91

Total return	(19.78)%	9.90%	16.44%	(3.61)%	5.08%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.74%	1.74%	1.80%	1.90%	1.90%
Expenses net of waiver and payments by affiliates	1.74%[c]	1.74%[c]	1.80%	1.85%	1.85%
Net investment income	2.33%	2.53%	1.85%	2.47%	1.13%

Supplemental data
Net assets, end of year (000’s)	$523,037	$1,037,057	$846,037	$225,171	$102,992
Portfolio turnover rate	19.14%	12.65%	5.86%	23.70%	14.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, March 31, 2015

Templeton Frontier Markets Fund
	Industry	Shares	Value
Common Stocks 85.4%
Argentina 0.5%
Ternium SA, ADR	Metals & Mining	258,000	$4,662,060
Botswana 1.7%
Letshego Holdings Ltd.	Consumer Finance	61,550,162	14,915,174
Cambodia 1.1%
NagaCorp Ltd.	Hotels, Restaurants & Leisure	14,205,611	9,418,307
Colombia 0.8%
[a]Gran Tierra Energy Inc.	Oil, Gas & Consumable Fuels	2,431,054	6,636,777
Egypt 5.9%
Alexandria Mineral Oils Co.	Chemicals	837,651	5,523,191
Eastern Tobacco	Tobacco	352,546	9,703,037
Egyptian International Pharmaceutical Industries Co.	Pharmaceuticals	1,175,555	12,633,667
[a,b]Global Telecom Holding, GDR, Reg S	Wireless Telecommunication Services	3,882,976	8,542,547
[a]Maridive & Oil Services SAE	Energy Equipment & Services	3,379,213	1,689,607
Telecom Egypt	Diversified Telecommunication Services	8,292,854	12,096,836
			50,188,885
Georgia 1.5%
Bank of Georgia Holdings PLC	Banks	485,123	12,483,923
Jordan 0.3%
Arab Potash Co. PLC	Chemicals	45,891	1,037,147
[a]Jordan Phosphate Mines	Metals & Mining	148,927	1,324,450
			2,361,597
Kazakhstan 4.6%
[b]KazMunaiGas Exploration Production, GDR, Reg S	Oil, Gas & Consumable Fuels	1,794,083	22,156,925
[c]Kcell JSC, GDR, 144A	Wireless Telecommunication Services	847,845	7,927,351
[b]Kcell JSC, GDR, Reg S	Wireless Telecommunication Services	505,417	4,725,649
[a]Nostrum Oil & Gas LP	Oil, Gas & Consumable Fuels	540,331	4,463,903
			39,273,828
Kenya 3.7%
British American Tobacco Kenya Ltd. Corp.	Tobacco	21,105	182,727
East African Breweries Ltd.	Beverages	3,902,600	13,093,139
Equity Group Holdings Ltd./Kenya	Banks	22,229,900	12,510,333
Kenya Commercial Bank Ltd.	Banks	8,614,160	5,593,610
			31,379,809
Kuwait 6.5%
Kuwait Foods Americana	Hotels, Restaurants & Leisure	717,744	6,444,444
Mobile Telecommunications Co.	Wireless Telecommunication Services	16,993,843	26,843,389
National Bank of Kuwait SAK	Banks	8,158,346	21,704,223
			54,992,056
Lebanon 0.9%
[b]BLOM Bank SAL, GDR, Reg S	Banks	754,950	7,624,995
Luxembourg 1.2%
[a]Adecoagro SA	Food Products	1,017,645	10,400,332
Mauritius 2.2%
MCB Group Ltd.	Banks	2,659,949	14,372,187
New Mauritius Hotels Ltd.	Hotels, Restaurants & Leisure	2,161,310	3,956,869
			18,329,056

franklintempleton.com		Annual Report | 19

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Frontier Markets Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
Nigeria 6.8%
Guinness Nigeria PLC	Beverages	4,783,184	$3,075,848
Nigerian Breweries PLC	Beverages	6,764,182	4,882,241
[c]SEPLAT Petroleum Development Co. PLC, 144A	Oil, Gas & Consumable Fuels	5,378,514	10,211,087
UAC of Nigeria PLC	Industrial Conglomerates	30,899,493	5,029,608
United Bank for Africa PLC	Banks	174,323,917	3,555,666
Zenith Bank PLC	Banks	294,120,412	31,000,483
			57,754,933
Oman 2.7%
Bank Muscat SAOG	Banks	17,088,584	23,257,323
Pakistan 4.1%
Fauji Fertilizer Co. Ltd.	Chemicals	12,088,903	15,807,334
Indus Motor Co. Ltd.	Automobiles	543,354	5,412,745
United Bank Ltd.	Banks	8,934,300	13,495,479
			34,715,558
Panama 2.3%
Cable & Wireless Communications PLC	Diversified Telecommunication Services	9,852,636	8,906,886
Copa Holdings SA	Airlines	104,620	10,563,481
			19,470,367
Peru 1.7%
[b]Intercorp Financial Services Inc., Reg S	Banks	496,800	14,402,232
Qatar 3.2%
Ooredoo QSC	Diversified Telecommunication Services	1,009,703	27,646,382
Romania 7.0%
[a]Banca Transilvania	Banks	35,356,742	18,094,986
[d,e]OMV Petrom SA	Oil, Gas & Consumable Fuels	415,560,797	36,793,126
[c]Societatea Nationala de Gaze Naturale ROMGAZ
SA, 144A	Oil, Gas & Consumable Fuels	499,800	4,269,244
			59,157,356
Senegal 1.7%
Sonatel	Diversified Telecommunication Services	355,236	14,279,380
Sierra Leone 0.0%
[a,d]African Minerals Ltd.	Metals & Mining	6,049,682	—
South Africa 2.8%
MTN Group Ltd.	Wireless Telecommunication Services	1,405,609	23,770,033
South Korea 2.6%
Youngone Corp.	Textiles, Apparel & Luxury Goods	444,610	21,852,196
Turkmenistan 3.9%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	3,743,452	33,119,398
Ukraine 4.2%
Ferrexpo PLC	Metals & Mining	9,523,330	8,898,752
[a]Kernel Holding SA	Food Products	785,116	7,641,228
[b]MHP SA, GDR, Reg S	Food Products	2,065,158	19,433,137
			35,973,117

20 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Frontier Markets Fund (continued)
	Industry	Shares		Value
Common Stocks (continued)
United Arab Emirates 2.8%
Agthia Group PJSC	Food Products	3,630,942		$7,038,664
Aramex Co.	Air Freight & Logistics	17,422,032		16,412,162
				23,450,826
Vietnam 5.4%
Binh Minh Plastics JSC	Building Products	438,412		1,596,629
DHG Pharmaceutical JSC	Pharmaceuticals	1,179,560		4,897,733
Hoa Phat Group JSC	Metals & Mining	3,391,456		6,938,678
Imexpharm Pharmaceutical JSC	Pharmaceuticals	1,059,783		2,276,407
PetroVietnam Drilling and Well Services JSC	Energy Equipment & Services	4,170,772		8,668,550
Petrovietnam Fertilizer and Chemical JSC	Chemicals	4,660,860		6,313,946
PetroVietnam Technical Services Corp.	Energy Equipment & Services	13,100,824		13,735,960
Vietnam Dairy Products JSC	Food Products	321,240		1,579,747
				46,007,650
Zimbabwe 3.3%
Delta Corp. Ltd.	Beverages	17,278,369		18,142,287
Econet Wireless Zimbabwe Ltd.	Wireless Telecommunication Services	19,287,620		9,643,810
				27,786,097
Total Common Stocks
(Cost $794,444,004)				725,309,647

[f]Participatory Notes 11.9%
Saudi Arabia 11.9%
[c]Deutsche Bank AG/London,
Al Tayyar Travel Group, 144A, 3/20/17	Hotels, Restaurants & Leisure	247,023		6,651,193
Etihad Etisalat Co., 144A, 9/27/16	Wireless Telecommunication Services	553,470		5,636,361
Saudi Basic Industries Corp., 144A, 9/27/16	Chemicals	1,116,458		23,885,195
Saudi Dairy & Foodstuff Co., 144A, 4/12/18	Food Products	125,946		4,054,272
[c]HSBC Bank PLC,
Al Mouwasat Medical Services, 144A, 4/13/15	Health Care Providers & Services	320,851		11,376,178
Etihad Etisalat Co., 144A, 11/20/17	Wireless Telecommunication Services	1,055,012		10,743,904
Samba Financial Group, 144A, 6/29/17	Banks	3,364,163		23,048,969
Saudi Basic Industries Corp., 144A, 10/31/16	Chemicals	247,289		5,290,433
Merrill Lynch International & Co. CV, Samba
Financial Group, 3/02/17	Banks	1,448,315		9,922,875

Total Participatory Notes
(Cost $107,231,350)				100,609,380

		Principal
		Amount
Convertible Bonds
(Cost $627,763) 0.1%
Oman 0.1%
Bank Muscat SAOG, cvt., 3.50%, 3/19/18	Banks	2,417,055	OMR	627,782
Total Investments before Short Term
Investments (Cost $902,303,117)				826,546,809

franklintempleton.com

Annual Report

| 21

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Frontier Markets Fund (continued)
	Shares	Value
Short Term Investments
(Cost $14,806,941) 1.7%
Money Market Funds 1.7%
United States 1.7%
[a,g]Institutional Fiduciary Trust Money Market Portfolio	14,806,941	$14,806,941
Total Investments
(Cost $917,110,058) 99.1%		841,353,750
Other Assets, less Liabilities 0.9%		7,551,784
Net Assets 100.0%		$848,905,534

See Abbreviations on page 34.

aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2015, the aggregate value of these securities was $76,885,485, representing 9.06% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At March 31, 2015, the aggregate value of these securities was $113,094,187, representing 13.32% of net assets.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days.
eAt March 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
fSee Note 1(c) regarding Participatory Notes.
gSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

22 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2015

Templeton Frontier Markets Fund

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$902,303,117
Cost – Sweep Money Fund (Note 3f)	14,806,941
Total cost of investments	$917,110,058
Value – Unaffiliated issuers	$826,546,809
Value – Sweep Money Fund (Note 3f)	14,806,941
Total value of investments	841,353,750
Cash	1,108,977
Foreign currency, at value (cost $1,838,261)	1,838,260
Receivables:
Investment securities sold	1,834,698
Capital shares sold	884,057
Dividends	7,898,232
Other assets	544
Total assets	854,918,518
Liabilities:
Payables:
Capital shares redeemed	2,184,185
Management fees	1,081,862
Distribution fees	122,479
Transfer agent fees	292,987
Custodian fees	309,999
Deferred tax	1,930,237
Accrued expenses and other liabilities	91,235
Total liabilities	6,012,984
Net assets, at value	$848,905,534
Net assets consist of:
Paid-in capital	$1,003,729,173
Distributions in excess of net investment income	(1,191,924)
Net unrealized appreciation (depreciation)	(77,796,976)
Accumulated net realized gain (loss)	(75,834,739)
Net assets, at value	$848,905,534

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 23

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
March 31, 2015

Templeton Frontier Markets Fund

Class A:
Net assets, at value	$148,693,184
Shares outstanding	11,042,072
Net asset value per share[a]	$13.47
Maximum offering price per share (net asset value per share ÷ 94.25%)	$14.29
Class C:
Net assets, at value	$37,769,745
Shares outstanding	2,846,565
Net asset value and maximum offering price per share[a]	$13.27
Class R:
Net assets, at value	$301,655
Shares outstanding	22,505
Net asset value and maximum offering price per share	$13.40
Class R6:
Net assets, at value	$139,103,518
Shares outstanding	10,294,607
Net asset value and maximum offering price per share	$13.51
Advisor Class:
Net assets, at value	$523,037,432
Shares outstanding	38,709,875
Net asset value and maximum offering price per share	$13.51

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
24 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2015

Templeton Frontier Markets Fund

Investment income:
Dividends (net of foreign taxes of $4,567,266)	$54,054,888
Expenses:
Management fees (Note 3a)	19,113,767
Distribution fees: (Note 3c)
Class A	516,302
Class C	526,161
Class R	1,916
Transfer agent fees: (Note 3e)
Class A	305,308
Class C	75,496
Class R	547
Class R6	820
Advisor Class	1,292,838
Custodian fees (Note 4)	1,685,161
Reports to shareholders	89,496
Registration and filing fees	188,640
Professional fees	83,893
Trustees’ fees and expenses	51,954
Other	37,786
Total expenses	23,970,085
Expenses waived/paid by affiliates (Note 3f)	(33,208)
Net expenses	23,936,877
Net investment income	30,118,011
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(20,742,484)
Foreign currency transactions	(1,767,873)
Net realized gain (loss)	(22,510,357)
Net change in unrealized appreciation (depreciation) on:
Investments	(267,254,315)
Translation of other assets and liabilities denominated in foreign currencies	(158,019)
Change in deferred taxes on unrealized appreciation	(1,292,762)
Net change in unrealized appreciation (depreciation)	(268,705,096)
Net realized and unrealized gain (loss)	(291,215,453)
Net increase (decrease) in net assets resulting from operations	$(261,097,442)

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 25

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Frontier Markets Fund

	Year Ended March 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$30,118,011	$33,819,209
Net realized gain (loss) from investments and foreign currency transactions	(22,510,357)	15,879,605
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	(268,705,096)	81,860,251
Net increase (decrease) in net assets resulting from operations	(261,097,442)	131,559,065
Distributions to shareholders from:
Net investment income:
Class A	(6,121,411)	(4,122,497)
Class C	(1,215,009)	(701,621)
Class R	(11,711)	(6,080)
Class R6	(5,769,861)	(3,236,138)
Advisor Class	(30,273,314)	(20,410,605)
Net realized gains:
Class A	(6,228,554)	(1,897,816)
Class C	(1,665,759)	(484,000)
Class R	(12,681)	(3,146)
Class R6	(5,117,816)	(1,255,968)
Advisor Class	(28,112,660)	(8,240,863)
Total distributions to shareholders	(84,528,776)	(40,358,734)
Capital share transactions: (Note 2)
Class A	(49,048,287)	36,316,012
Class C	(8,822,652)	12,564,229
Class R	20,950	56,125
Class R6	21,869,310	152,409,912
Advisor Class	(276,791,231)	127,038,253
Total capital share transactions	(312,771,910)	328,384,531
Net increase (decrease) in net assets	(658,398,128)	419,584,862
Net assets:
Beginning of year	1,507,303,662	1,087,718,800
End of year	$848,905,534	$1,507,303,662
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of year	$(1,191,924)	$10,159,553

26 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Frontier Markets Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Frontier Markets Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors with limited exceptions effective at the close of market June 28, 2013.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating

franklintempleton.com

Annual Report

| 27

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

28 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

At March 31, 2015, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

			Year Ended March 31,
		2015			2014
	Shares		Amount	Shares		Amount
Class A Shares:
Shares sold	2,895,283		$47,392,679	5,904,750	$102,531,133
Shares issued in reinvestment of distributions	706,189		10,218,550	303,551		5,333,457
Shares redeemed	(6,272,258)		(106,659,516)	(4,141,259)		(71,548,578)
Net increase (decrease)	(2,670,786)	$(49,048,287)		2,067,042		$36,316,012
Class C Shares:
Shares sold	304,998		$5,144,611	1,267,677		$21,531,641
Shares issued in reinvestment of distributions	183,444		2,621,411	61,869		1,072,780
Shares redeemed	(1,018,580)		(16,588,674)	(591,028)		(10,040,192)
Net increase (decrease)	(530,138)		$(8,822,652)	738,518		$12,564,229

franklintempleton.com				Annual Report | 29

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

2. Shares of Beneficial Interest (continued)
			Year Ended March 31,
		2015		2014	[a]
	Shares		Amount	Shares	Amount
Class R Shares:
Shares sold	1,609		$28,997	4,491	$76,653
Shares issued in reinvestment of distributions	1,692		24,392	527	9,226
Shares redeemed	(2,319)		(32,439)	(1,682)	(29,754)
Net increase (decrease)	982		$20,950	3,336	$56,125
Class R6 Shares:
Shares sold[b]	1,297,191		$21,641,051	9,623,007	$165,495,732
Shares issued in reinvestment of distributions	727,527		10,549,145	254,799	4,492,106
Shares redeemed	(610,254)		(10,320,886)	(997,663)	(17,577,926)
Net increase (decrease)	1,414,464		$21,869,310	8,880,143	$152,409,912
Advisor Class Shares:
Shares sold	13,009,497	$210,143,145		28,002,305	$487,218,882
Shares issued in reinvestment of distributions	2,898,327		42,054,732	1,091,378	19,240,962
Shares redeemed[b]	(34,255,878)		(528,989,108)	(21,782,987)	(379,421,591)
Net increase (decrease)	(18,348,054)	$(276,791,231)		7,310,696	$127,038,253

[a]For the period May 1, 2013 (effective date) to March 31, 2014, for Class R6.
[b]Effective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $1 billion
1.400%	Over $1 billion, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

30 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$15,027
CDSC retained	$5,957

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended March 31, 2015, the Fund paid transfer agent fees of $1,675,009, of which $610,147 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

franklintempleton.com

Annual Report

| 31

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

3. Transactions with Affiliates (continued)

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.80%, and Class R6 does not exceed 1.66% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2014. Effective May 1, 2014, the contractual fee waiver was eliminated. There were no expenses waived during the year ended March 31, 2015.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2015. There were no Class R6 transfer agent fees waived during the year ended March 31, 2015.

h. Other Affiliated Transactions

At March 31, 2015, one or more of the funds in Franklin Fund Allocator Series owned 13.34% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At March 31, 2015, the Fund deferred post-October capital losses of $75,784,211.

The tax character of distributions paid during the years ended March 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$47,013,670	$39,452,786
Long term capital gain	37,515,106	905,948
	$84,528,776	$40,358,734

At March 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$936,820,430
Unrealized appreciation	$107,140,667
Unrealized depreciation	(202,607,347)
Net unrealized appreciation (depreciation)	$(95,466,680)
Distributable earnings - undistributed ordinary income	$18,467,916

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

32 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2015, aggregated $243,937,252 and $582,258,954, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

franklintempleton.com

Annual Report

| 33

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

9. Fair Value Measurements (continued)

A summary of inputs used as of March 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$725,309,647	$—	$	—[c]	$725,309,647
Participatory Notes	—	100,609,380		—	100,609,380
Convertible Bonds	—	627,782		—	627,782
Short Term Investments	14,806,941	—		—	14,806,941
Total Investments in Securities	$740,116,588	$101,237,162		$—	$841,353,750

aIncludes common stocks.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes security determined to have no value at March 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Currency	Selected Portfolio
OMR Omani Rial	ADR	American Depositary Receipt
	GDR	Global Depositary Receipt

34 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Frontier Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Frontier Markets Fund (the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 15, 2015

franklintempleton.com

Annual Report

| 35

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Frontier Markets Fund

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $3,618,549 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2015.

Under Section 852(b)(3)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $37,515,106 as a long term capital gain dividend for the fiscal year ended March 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $13,938,397 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 9, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0586	$0.6033	$0.1165
Class C	$0.0586	$0.4864	$0.0940
Class R	$0.0586	$0.5825	$0.1126
Class R6	$0.0586	$0.6725	$0.1300
Advisor Class	$0.0586	$0.6506	$0.1256

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

36 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	138	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	43	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (2014-present), Ares
Capital Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2001	26	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	138	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		RTI International Metals, Inc.
		Trustee since 2007		(manufacture and distribution of
titanium) (1999-present), Canadian
National Railway (railroad) (2001-
present), White Mountains Insurance
Group, Ltd. (holding company) (2004-
present) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

franklintempleton.com				Annual Report | 37

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2006	42	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	138	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	138	Cbeyond, Inc. (business
300 S.E. 2nd Street				communications provider)
Fort Lauderdale, FL 33301-1923				(2010-2012), The Southern Company
				(energy company) (December 2014;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 2001	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations;
and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	43	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

38 | Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2006	155	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board,	Board, Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013, and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

franklintempleton.com Annual Report | 39

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Products and Client Services, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

40 | Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since		Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013	and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares
Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied
Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and
Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to
Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and
Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such princi-
ples in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial report-
ing and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable
U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com Annual Report | 41

TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON FRONTIER MARKETS FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds in Templeton Global Investment Trust, including Templeton Frontier Markets Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, they receive an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agree-

ments for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, other than as noted below with respect to investment performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the

42 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FRONTIER MARKETS FUND

SHAREHOLDER INFORMATION

changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares during 2014 and previous years of operations. The Lipper report for the Fund consisted of all retail and institutional emerging markets funds as designated by Lipper. The Lipper report showed the Fund’s total return for 2014 to be in the lowest performing quintile of such universe, and on an annualized basis to be in the highest performing quintile of such universe for the previous three-year period, and the second-highest performing quintile for the previous five-year period. The performance universe was broad and not limited to funds investing in “Frontier Markets” and the Board also considered the Fund’s comparative performance within a supplementary universe consisting of all “Frontier Markets” funds that had been included in the Lipper report at management’s request. The Board noted that the Fund’s total return was in the lowest performing quin-tile of such supplemental universe during 2014, and the second-lowest performing quintile of such supplemental universe during each of the previous annualized three- and five-year periods. Management explained steps being taken to evaluate the portfolio’s holdings. In light of these discussions and management’s attention to the Fund’s underperformance, the Board found that immediate changes in portfolio management were not required.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual management fee rate and actual total expense ratio to be the highest within its Lipper expense group. The Board found the expenses of this Fund to be acceptable in view of its specialized nature, and noted that it had been closed to new investors since June 28, 2013.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing

franklintempleton.com

Annual Report

| 43

TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON FRONTIER MARKETS FUND SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

44 | Annual Report

franklintempleton.com

Annual Report and Shareholder Letter
Templeton Frontier Markets Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	096 A 05/15

Annual Report
and Shareholder Letter
March 31, 2015

Templeton Global Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton Global Balanced Fund	3
Performance Summary	9
Your Fund’s Expenses	16
Financial Highlights and
Statement of Investments	18
Financial Statements	44
Notes to Financial Statements	48
Report of Independent Registered
Public Accounting Firm	61
Tax Information	62
Board Members and Officers	63
Shareholder Information	68

Annual Report

Templeton Global Balanced Fund

This annual report for Templeton Global Balanced Fund covers the fiscal year ended March 31, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund will invest in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income senior securities and at least 25% of its assets in equity securities. The Fund’s equity component will generally consist of stocks of companies from a variety of industries located anywhere in the world, including developing markets, that offer or could offer the opportunity to realize capital appreciation and/or attractive dividend yields. The Fund’s fixed income component will primarily consist of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate debt securities that offer the opportunity to realize income.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +0.38% cumulative total return. In comparison, global equity and fixed income markets, as measured by the Fund’s benchmark, an equally weighted combination of the MSCI All Country World Index (ACWI) and the Barclays Multiverse Index, posted a +1.06% cumulative total return for the same period.1,2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review even though economic activity in some countries slowed. As measured by the MSCI ACWI, stocks in global developed markets advanced overall during the 12-month period amid a generally accommodative monetary policy environment, improving U.S. economic data and signs of some improvement in Europe and Japan. Oil prices declined sharply during the 12-month period because of strong world supply, and gold prices ended lower due to benign global inflation and a strong U.S. dollar.

U.S. economic growth trends were generally encouraging during the period, although economic expansion slowed in 2015’s first quarter. The economy grew for most of 2014, as greater spending by consumers, businesses, and state and local governments during some quarters partially offset the negative impacts of a wider trade deficit and lower federal defense spending. In the first quarter of 2015, factors including low energy prices, harsh weather, labor disruptions and U.S. dollar strength led export levels to fall and businesses to reduce spending. The U.S. Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. Although the Fed stated that it could be patient with regard to raising interest rates, toward

1. Source: Morningstar.
2. The Fund’s benchmark is currently weighted 50% for the MSCI ACWI and 50% for the Barclays Multiverse Index and is rebalanced monthly. For the 12 months ended
3/31/15, the MSCI ACWI posted a +5.97% total return and the Barclays Multiverse Index had a -3.76% total return.
The indexes are unmanaged and include reinvestment of income and distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 25.

franklintempleton.com Annual Report | 3

TEMPLETON GLOBAL BALANCED FUND

period-end, the Fed removed the word “patient” from its monetary policy guidance. It added, however, that it might keep interest rates lower than what it viewed as normal.

Outside the U.S., the U.K. economy grew relatively well through 2014, aided by the services and manufacturing sectors. In the eurozone, economic growth remained subdued in the first half of 2014, but the economy showed signs of improvement as the growth rate picked up in the third and fourth quarters, led by Germany, the region’s largest economy. In June, the European Central Bank (ECB) reduced its main interest rate and, for the first time, set a negative deposit rate; the ECB reduced both rates again in September. The ECB also implemented a major asset purchase program to boost inflation and stimulate the economy. Although the region benefited from lower oil prices, a weaker euro that helped exports and the ECB’s accommodative policy, it continued to face headwinds such as deflationary pressures and the crisis in Ukraine. Toward period-end, the ECB raised its 2015 eurozone growth forecast as economic activity improved at the beginning of 2015.

Japan slid into recession in the third quarter, prompting the Bank of Japan (BOJ) to broaden its stimulus measures amid weak domestic demand and lower inflation resulting from falling crude oil prices. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports, while growth in domestic consumption and capital spending remained relatively soft.

In several emerging markets, economic growth generally moderated. Brazil’s economy contracted in the fourth quarter as the country continued to face headwinds such as high inflation, lower commodity prices and a severe drought. Emerging market equities, as measured by the MSCI Emerging Markets Index, were essentially flat for the 12-month period, amid concerns surrounding the future course of U.S. monetary policy, less robust Chinese economic data, continued geopolitical tensions in Ukraine and the Middle East, Greece’s debt negotiations and global economic growth.

Also weighing on investor sentiment was a sharp decline in crude oil prices, which pressured several oil-producing countries’ financial positions and currencies. In our view, the market misjudged the underlying forces behind the oil price decline, which we considered to have been driven by supply dynamics rather than a loss of demand. We believe that the global economy benefits from lower oil prices and that most observers have been too pessimistic. Risk aversion increased in November and December as the decline in oil prices accelerated. Heightened volatility led to a broad decrease in local-currency sovereign bond yields across the Americas, Europe and Asia, and a

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

widening of credit spreads. During this time, higher duration securities outperformed lower duration securities and higher quality bonds outperformed lower quality bonds. This trend persisted through January before sharply reversing course in February; credit spreads tightened as risk appetites returned and local-currency sovereign bond yields shifted higher across the Americas, Europe and Asia.

4 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower dura-
tion can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

The Chinese economy continued to have profound implications for the global economy. During the period, we held the opinion that China would not face a “hard landing” scenario in the moderation of its economic growth. Those stabilizing trends appeared to hold form and China concluded 2014 with reasonable growth around 7.3%.3 It is important to note that China’s economy is much larger today than it was in the recent past. Even a 7.0% growth rate creates a much larger global aggregate demand effect compared with China’s higher growth rates from 10 years ago when it was growing at 10%–12%. Thus, the slowdown in the rate of China’s growth during the period did not have a dire impact on aggregate demand globally.

China’s fiscal and monetary stimulus measures, the ECB’s monetary easing and the Fed’s continued accommodative policy provided investors with some optimism. A temporary solution to Greece’s dispute with the country’s international creditors and a Russia-Ukraine ceasefire agreement helped emerging market stocks in February, but renewed uncertainties tempered stock performance near period-end. Central bank actions varied across emerging markets. Some central banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth.

Investment Strategy

We search for undervalued or out-of-favor debt and equity securities and for equity securities that offer or may offer current income. When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company’s price/ earnings ratio, price/cash flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. With respect to sovereign debt securities, we consider market, political and economic conditions, and evaluate interest and currency exchange rate changes and credit risks. We may regularly enter into currency-related transactions involving certain derivative instruments, including currency and cross currency forward contracts, and currency and currency index futures contracts, to provide a hedge against risks associated with other securities held in the Fund or to implement a currency investment strategy.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?
A futures contract is an agreement between the Fund and a
counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Manager’s Discussion

We maintained the Fund’s asset allocation at roughly 70%/30% in favor of equities during the period given what we considered attractive valuation and yield opportunities in the equity markets. As stocks consolidated bull market gains and performance trends continued to diverge following a period of unusually high correlations, we believed the practice of bottom-up, fundamental security analysis could become increasingly helpful in identifying the best long-term opportunities. A long-term outlook may also prove valuable as the prevailing focus on short-term factors seemed to us to have left underscrutinized long-term opportunities. Ultimately, we believe the process of value recognition can take time when stocks trade based on negative sentiment or near-term prospects. As we have written in the past, setbacks are to be expected and fortitude is required for practitioners of our approach. However, we believe for the patient, disciplined investor, this investment strategy can be well suited to long-term capital preservation and appreciation.

3. Source: National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).
franklintempleton.com	Annual Report	|	5

TEMPLETON GLOBAL BALANCED FUND

Equity

The Fund’s equity portion delivered absolute gains but trailed the MSCI ACWI during the period. Conditions remained challenging for value-oriented, bottom-up equity investors as market trends and investor sentiment seemed more attuned to macroeconomic variables than long-term business fundamentals. Investors watched central bank policies closely as the Fed tapered stimulus and prepared to raise interest rates. The ECB initiated quantitative easing measures and the BOJ increased its own quantitative and qualitative easing programs. In emerging markets, China sought to continue providing stimulus without overheating the parts of its economy that had already suffered from significant overcapacity. Elsewhere, the Reserve Bank of India cut interest rates to boost spending and investment as inflation came under control. In Brazil, inflation running at its highest levels in a decade forced the central bank to raise interest rates to a six-year high.

In a world where conventional monetary policy appeared to have reached its limit, currency movements provided us with a useful benchmark for monitoring the progress of the post-crisis recovery. With policy rates in most major developed economies at or close to zero, currencies have eclipsed interest rates as effective economic policy tools and indicators, in our opinion. Although the Fund’s equity portfolio delivered absolute gains, unprecedented U.S. dollar appreciation impacted most dollar-denominated global investors. Yet, we believe a balanced discussion of currency impact would reveal not just the head-winds at the portfolio level but also the tailwinds at the stock level. In a global economy, currency depreciation can help companies become more competitive by lowering input costs, stimulating export demand and increasing base currency revenues, thereby improving corporate profitability. To help ensure that the portfolio benefited from bottom-up stock selection efforts, the management team decided during the reporting period to hedge out the overweighted currency exposure to the euro. Although the underlying holdings in Europe can continue to benefit from the positive operating impact of a weaker currency, as long as this hedge is in place, the portfolio should not experience any adverse foreign exchange effects should the euro remain under pressure, a likely scenario based on our analysis.

Although the equity portfolio’s European overweighting was a major detractor relative to the benchmark during the period under review, our analysis continued to support the potential of our European investments. At the macroeconomic level, we believe the credit cycle has begun to turn, economic indicators have been improving and the ECB has been forging ahead with initiatives to promote integration, stability and reform. At the corporate level, earnings and cash flow growth steadily improved. In our analysis, valuations remained attractive with European stocks trading at significant discounts compared with historical ratios. Dividend yields were above the global average, reflecting strong corporate free cash flow. Europe is more economically integrated, policy momentum has been galvanizing and the outlook for corporate earnings has been improving markedly. The region’s recent combination of a cyclical earnings upswing, significant structural improvements and powerful early-stage stimulus provided us with investment opportunities we considered attractive.

Although our overweighting in Europe represented a long-established, high-conviction allocation, a gradual increase in Asian and emerging market allocations has been more recent. Our overweighted Asian allocation contributed to relative performance during the period. The benefit of stock selection overcame the drag of underweighting in a relatively strong Japanese market. Additionally, overweightings in strong Chinese and Indian markets also helped relative returns. In China, the leadership has been aware of the need to rein in debt and improve investment returns. Fixed asset projects were being replaced with more sustainable and productive growth in the services sectors. With China’s challenges becoming increasingly discounted in selective parts of the market, we found what we considered compelling opportunities in the world’s second-largest economy.

In Japan, stocks benefited from a weaker yen, lower energy prices and increasing investment flows as Prime Minister Shinzo Abe’s highly stimulative economic policies improved confidence. Yet, the ultimate success of these policies remained to be seen. On the positive side, corporate earnings surged with a tumbling yen. The country’s massive state pension fund reallocated into equities, and a new index was created using profitability and shareholder value as the main criteria for construction. Investors remained optimistic that structural reforms could transform corporate Japan’s slow-moving status

Top Five Equity Holdings
3/31/15

Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	1.5%
Technology Hardware, Storage & Peripherals, South Korea
Teva Pharmaceutical Industries Ltd., ADR	1.4%
Pharmaceuticals, Israel
Microsoft Corp., ord. & ELN	1.4%
Software, U.S.
Comcast Corp., Special A	1.2%
Media, U.S.
Marks & Spencer Group PLC	1.1%
Multiline Retail, U.K.

6 | Annual Report franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

quo culture into one that optimizes profitability, incentivizes innovation and rewards shareholders.

Turning to sectors, stock selection in the Fund’s overweighted energy position notably detracted during a period when oil prices nearly halved due to concerns about excess supply and slowing global demand growth.4 Oil services firms such as Fugro (Netherlands; sold during the period), Noble and Technip (France), and integrated oil producers such as Galp Energia (Portugal), Eni (Italy) and Total (France), contributed to the sector’s weak performance. Although the U.S. shale revolution created a perception that the world was awash in oil, our analysis showed that supply and demand imbalances were likely to prove only temporary.

On the demand side, there was still growth in oil demand. China has been underconsuming oil relative to its share of global gross domestic product (GDP). This trend compared favorably to industrial metals, where China has been overcon-suming relative to its share of global GDP. This situation was significantly different than the last major oil shock in the 1980s when a massive demand contraction coincided with an upsurge in supply from sources other than the Organization of the Petroleum Exporting Countries. Demand growth remained modestly healthy and supply has been falling as oil companies proactively cut unprofitable investment. Although oil markets should likely remain volatile, we continued to favor oil service companies, and in our analysis found potential for appreciation over our investment horizon.

The same could not be said for industrial commodities. Unlike oil, where long-term supply and demand fundamentals looked reasonably tight to us, bulk commodities found little support on either side of the supply and demand equation, in our opinion. For example, we believe the world has enough iron ore capacity to last a generation without starting any new projects. In coal markets, China successfully made low-cost supplies accessible from central provinces such as Shanxi and Inner Mongolia. Fundamentals for base metals were somewhat more favorable, but as China slows, the volume of demand during the boom years continued to cast a long shadow of oversupply across much of the metals and mining industry. Our stock selection in the industry, in firms such as Mining and Metallurgical Co. Norilsk Nickel, buoyed Fund returns. Norilsk is a Russian miner that controls one of the world’s most attractive ore deposits and has an unusually generous dividend policy, though we remained

Top Five Fixed Income Holdings*
3/31/15
% of Total
Issue/Issuer	Net Assets
Government of Mexico	3.4%
Government of Malaysia	2.9%
Government of Hungary	2.8%
Government of Sri Lanka	2.3%
Nota Do Tesouro Nacional	1.3%
*Excludes short-term investments.

wary of a dormant feud between the company’s controlling shareholders and have been closely monitoring any potential corporate governance issues.

Stock selection in a slightly overweighted financials position also contributed to relative performance, led by Indian mortgage lender LIC Housing Finance.5 The stock benefited from lower funding costs and healthy loan demand, as well as the new government’s success controlling inflation and advancing pro-growth reforms. LIC was positioned to remain a prime beneficiary of higher property prices and greater consumer confidence stimulated by the new government. Elsewhere in the financials sector, we continued to identify restructured and recapitalized banks trading at valuations we deemed were not reflective of their sustainable longer term returns.

Overall, despite their initial weakness, we were encouraged to see some of our key positions in contrarian allocations such as in Europe and energy begin to stabilize and appreciate as the period progressed. Stocks generally benefited from central bank support and low cost of capital. In this environment, U.S. equities looked potentially vulnerable to us given their comparatively high valuations and historically extended profit margins. However, we continued to find bottom-up opportunities we considered attractive across sectors and regions, including in the U.S. Headwinds continued to sway performance, overriding underlying business fundamentals. Historically, however, stock prices have often converged with fundamental business value in the long term. Thus, we were confident that the Fund’s equity portfolio, created through our bottom-up strategy focused on fundamentals and valuation, remained well positioned for capital appreciation and income over a long-term investment horizon.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment

4. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the equity section of the SOI.
5. The financials sector comprises banks, capital markets, diversified financial services, insurance, and thrifts and mortgage finance in the equity section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

| 7

TEMPLETON GLOBAL BALANCED FUND

traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, performance of the Fund’s equity portion was negatively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure.

Fixed Income

The core of our fixed income strategy remained seeking to position ourselves to navigate what we think is a rising interest rate environment. Consequently, we continued to position defensively with regard to duration while actively seeking opportunities that could potentially offer positive real yields without taking undue interest rate risk. The Fund maintained low duration exposure with some select duration exposures in countries that had higher rates and/or healthier fiscal and monetary fundamentals. We selectively used interest rate swaps to manage duration exposures and currency forwards to manage currency exposures during the period.

During the period, overall interest rate strategies and currency positions contributed to absolute performance. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Europe and Latin America contributed to absolute return. Net-negative positions in the euro and the Japanese yen also contributed to absolute results.

Overall credit exposures detracted from absolute performance during the period. Subinvestment-grade sovereign credit exposures and high yield corporate bonds detracted from absolute return. Currency positions in Latin America, Asia ex-Japan and Africa detracted from absolute results, as did positions in peripheral European currencies against the euro.

Thank you for your continued participation in Templeton Global Balanced Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 | Annual Report franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

Performance Summary as of March 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/15	3/31/14		Change
A (TAGBX)	$3.13	$3.30	-$	0.17
A1 (TINCX)	$3.13	$3.30	-$	0.17
C (FCGBX)	$3.12	$3.28	-$	0.16
C1 (TCINX)	$3.13	$3.29	-$	0.16
R (n/a)	$3.14	$3.30	-$	0.16
R6 (n/a)	$3.14	$3.30	-$	0.16
Advisor (TZINX)	$3.14	$3.31	-$	0.17

Distributions (4/1/14–3/31/15)
Dividend
Share Class	Income
A	$0.1764
A1	$0.1760
C	$0.1533
C1	$0.1628
R	$0.1684
R6	$0.1874
Advisor	$0.1843

franklintempleton.com

Annual Report

| 9

TEMPLETON GLOBAL BALANCED FUND
PERFORMANCE SUMMARY

Performance as of 3/31/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include current maximum sales charges. Class A: 5.75% maximum initial sales charge; Class A1: 4.25% maximum initial sales charge; Class C/C1: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

				Total Annual Operating Expenses[5]
	Cumulative	Average Annual	Value of $10,000
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A6				1.13%	1.14%
1-Year	+0.38%	-5.36%	$9,464
5-Year	+45.83%	+6.59%	$13,759
Since Inception (7/1/05)	+100.33%	+6.75%	$18,899
A1				1.13%	1.14%
1-Year	+0.36%	-4.00%	$9,600
5-Year	+45.61%	+6.86%	$13,935
Since Inception (7/1/05)	+100.03%	+6.90%	$19,160
C				1.88%	1.89%
1-Year	-0.04%	-0.99%	$9,901
3-Year	+26.22%	+8.07%	$12,622
Since Inception (7/1/11)	+23.63%	+5.82%	$12,363
C1				1.53%	1.54%
1-Year	+0.26%	-0.69%	$9,931
5-Year	+42.71%	+7.37%	$14,271
Since Inception (7/1/05)	+92.81%	+6.97%	$19,281
R				1.38%	1.39%
1-Year	+0.43%	+0.43%	$10,043
5-Year	+43.68%	+7.52%	$14,368
Since Inception (7/1/05)	+95.73%	+7.13%	$19,573
R6				0.78%	2.32%
1-Year	+1.02%	+1.02%	$10,102
Since Inception (5/1/13)	+13.47%	+6.82%	$11,347
Advisor				0.88%	0.89%
1-Year	+0.62%	+0.62%	$10,062
5-Year	+47.32%	+8.06%	$14,732
Since Inception (7/1/05)	+105.23%	+7.65%	$20,523

10 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND
PERFORMANCE SUMMARY

Performance as of 3/31/15[1] (continued)
		30 Day Standardized Yield[8]
	Distribution
Share Class	Rate[7]	(with waiver)	(without waiver)
A	2.53%	2.04%	2.04%
A1	2.57%	2.08%	2.08%
C	2.18%	1.40%	1.40%
C1	2.43%	1.75%	1.75%
R	2.51%	1.92%	1.92%
R6	2.90%	2.58%	2.58%
Advisor	2.83%	2.43%	2.43%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com

Annual Report

| 11

TEMPLETON GLOBAL BALANCED FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

franklintempleton.com

Annual Report

| 13

TEMPLETON GLOBAL BALANCED FUND

PERFORMANCE SUMMARY

14 | Annual Report franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated debt securities include higher risk of default and loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund’s investment in derivative securities, such as swaps, financial futures and option contracts, and use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund’s prospectus also includes a description of the main investment risks.

Class A: The Fund began offering a new Class A share on 9/27/11. Beginning 7/1/11, the Fund’s existing Class A shares (renamed Class A1 on 9/27/11) were avail-
able to new investors with a 5.75% maximum initial sales charge. Prior to 7/1/11, the Fund offered Class A shares with a lower maximum initial sales charge.
Class A1
(formerly Class A): Effective 9/27/11, Class A shares were renamed Class A1. This share class is only available for shareholders who purchased prior to 7/1/11. A new
Class A share is available for investors with an initial purchase date on or after 7/1/11.
Class C: The Fund began offering a new Class C share on 7/1/11. Prior to that date, the Fund offered a Class C share (renamed Class C1) with lower Rule 12b-1 expenses. These shares have higher annual fees and expenses than Class A shares.
Class C1
(formerly Class C): Effective 7/1/11, Class C closed to new investors and was renamed Class C1. These shares have higher annual fees and expenses than Class A shares.
A new Class C share is now available.
Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6: Shares are available to certain eligible investors as described in the prospectus.
Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Total returns have been calculated based upon the returns for Class A1 shares prior to 7/1/11 and are restated to reflect the current, maximum 5.75% initial sales charge.
7. Distribution rate is based on an annualization of the respective class’s most recent quarterly dividend and the maximum offering price (NAV for Classes C, C1, R, R6 and
Advisor) per share on 3/31/15.
8. The 30-day standardized yield for the 30 days ended 3/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The Barclays Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the
Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report | 15

TEMPLETON GLOBAL BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses.
  All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

16 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/14	Value 3/31/15	Period* 10/1/14–3/31/15
A
Actual	$1,000	$1,011.80	$5.72
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.74
A1
Actual	$1,000	$1,011.80	$5.72
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.74
C
Actual	$1,000	$1,011.20	$9.43
Hypothetical (5% return before expenses)	$1,000	$1,015.56	$9.45
C1
Actual	$1,000	$1,009.70	$7.67
Hypothetical (5% return before expenses)	$1,000	$1,017.30	$7.70
R
Actual	$1,000	$1,010.60	$6.97
Hypothetical (5% return before expenses)	$1,000	$1,018.00	$6.99
R6
Actual	$1,000	$1,013.50	$3.92
Hypothetical (5% return before expenses)	$1,000	$1,021.04	$3.93
Advisor
Actual	$1,000	$1,013.00	$4.47
Hypothetical (5% return before expenses)	$1,000	$1,020.49	$4.48

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.14%;
A1: 1.14%; C: 1.88%; C1: 1.53%; R: 1.39%; R6: 0.78%; and Advisor: 0.89%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

franklintempleton.com

Annual Report

| 17

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Global Balanced Fund
		Year Ended March 31,
	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.30	$2.94	$2.80	$2.50
Income from investment operations[b]:
Net investment income[c]	0.08	0.09 [d]	0.07	0.04
Net realized and unrealized gains (losses)	(0.07)	0.35	0.23	0.33
Total from investment operations	0.01	0.44	0.30	0.37
Less distributions from net investment income	(0.18)	(0.08)	(0.16)	(0.07)
Net asset value, end of year	$3.13	$3.30	$2.94	$2.80

Total return[e]	0.38%	15.06%	11.31%	14.99%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.11%	1.13%	1.21%	1.24%
Expenses net of waiver and payments by affiliates	1.11%[g,h]	1.12%[h]	1.20%	1.20%
Net investment income	2.55%	2.76%[d]	2.84%	3.27%

Supplemental data
Net assets, end of year (000’s)	$1,117,109	$1,055,121	$238,319	$72,962
Portfolio turnover rate	20.90%	13.33%	30.44%	19.02%

aFor the period September 27, 2011 (effective date) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
			FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
		Year Ended March 31,
	2015	2014	2013	2012	2011
Class A1
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.30	$2.94	$2.79	$2.89	$2.67
Income from investment operations[a]:
Net investment income[b]	0.08	0.09 [c]	0.08	0.09	0.09
Net realized and unrealized gains (losses)	(0.07)	0.34	0.23	(0.08)	0.23
Total from investment operations	0.01	0.43	0.31	0.01	0.32
Less distributions from net investment income	(0.18)	(0.07)	(0.16)	(0.11)	(0.10)
Net asset value, end of year	$3.13	$3.30	$2.94	$2.79	$2.89

Total return[d]	0.36%	14.98%	11.67%	0.78%	12.12%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.11%	1.13%	1.21%	1.24%	1.22%
Expenses net of waiver and payments by affiliates	1.11%[e,f]	1.12%[f]	1.20%	1.20%	1.20%
Net investment income	2.55%	2.76%[c]	2.84%	3.27%	3.48%

Supplemental data
Net assets, end of year (000’s)	$467,765	$538,901	$533,538	$572,179	$676,975
Portfolio turnover rate	20.90%	13.33%	30.44%	19.02%	29.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 19

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
		Year Ended March 31,
	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.28	$2.93	$2.79	$2.94
Income from investment operations[b]:
Net investment income[c]	0.06	0.06 [d]	0.05	0.04
Net realized and unrealized gains (losses)	(0.07)	0.35	0.23	(0.11)
Total from investment operations	(0.01)	0.41	0.28	(0.07)
Less distributions from net investment income	(0.15)	(0.06)	(0.14)	(0.08)
Net asset value, end of year	$3.12	$3.28	$2.93	$2.79

Total return[e]	(0.04)%	14.11%	10.66%	(2.05)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.83%	1.88%	1.96%	1.99%
Expenses net of waiver and payments by affiliates	1.83%[g,h]	1.87%[h]	1.95%	1.95%
Net investment income	1.83%	2.01%[d]	2.09%	2.52%

Supplemental data
Net assets, end of year (000’s)	$507,888	$480,700	$88,988	$18,703
Portfolio turnover rate	20.90%	13.33%	30.44%	19.02%

aFor the period July 1, 2011 (effective date) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.49%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

20 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
			FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
		Year Ended March 31,
	2015	2014	2013	2012	2011
Class C1
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.29	$2.93	$2.79	$2.89	$2.67
Income from investment operations[a]:
Net investment income[b]	0.07	0.07 [c]	0.07	0.08	0.08
Net realized and unrealized gains (losses)	(0.07)	0.35	0.22	(0.08)	0.22
Total from investment operations	—	0.42	0.29	—	0.30
Less distributions from net investment income	(0.16)	(0.06)	(0.15)	(0.10)	(0.08)
Net asset value, end of year	$3.13	$3.29	$2.93	$2.79	$2.89

Total return[d]	0.26%	14.57%	10.86%	0.36%	11.67%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.51%	1.53%	1.61%	1.64%	1.62%
Expenses net of waiver and payments by affiliates	1.51%[e,f]	1.52%[f]	1.60%	1.60%	1.60%
Net investment income	2.15%	2.36%[c]	2.44%	2.87%	3.08%

Supplemental data
Net assets, end of year (000’s)	$296,672	$341,690	$322,243	$342,091	$390,187
Portfolio turnover rate	20.90%	13.33%	30.44%	19.02%	29.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.84%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 21

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
		Year Ended March 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.30	$2.94	$2.80	$2.90	$2.68
Income from investment operations[a]:
Net investment income[b]	0.07	0.08 [c]	0.07	0.08	0.09
Net realized and unrealized gains (losses)	(0.06)	0.35	0.22	(0.07)	0.22
Total from investment operations	0.01	0.43	0.29	0.01	0.31
Less distributions from net investment income	(0.17)	(0.07)	(0.15)	(0.11)	(0.09)
Net asset value, end of year	$3.14	$3.30	$2.94	$2.80	$2.90

Total return	0.43%	14.70%	10.99%	0.52%	11.80%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.36%	1.38%	1.46%	1.49%	1.47%
Expenses net of waiver and payments by affiliates	1.36%[d,e]	1.37%[e]	1.45%	1.45%	1.45%
Net investment income	2.30%	2.51%[c]	2.59%	3.02%	3.23%

Supplemental data
Net assets, end of year (000’s)	$6,357	$5,757	$3,864	$3,426	$2,288
Portfolio turnover rate	20.90%	13.33%	30.44%	19.02%	29.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.99%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

22 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Year Ended
	March 31,
	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.30	$3.02
Income from investment operations[b]:
Net investment income[c]	0.07	0.09 [d]
Net realized and unrealized gains (losses)	(0.04)	0.28
Total from investment operations	0.03	0.37
Less distributions from net investment income	(0.19)	(0.09)
Net asset value, end of year	$3.14	$3.30

Total return[e]	1.02%	12.32%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.92%	2.31%
Expenses net of waiver and payments by affiliates[g]	0.76%	0.77%
Net investment income	2.90%	3.11%[d]

Supplemental data
Net assets, end of year (000’s)	$660	$5
Portfolio turnover rate	20.90%	13.33%

aFor the period May 1, 2013 (effective date) to March 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.59%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 23

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
		Year Ended March 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.31	$2.95	$2.80	$2.90	$2.68
Income from investment operations[a]:
Net investment income[b]	0.09	0.09 [c]	0.08	0.10	0.10
Net realized and unrealized gains (losses)	(0.08)	0.35	0.24	(0.08)	0.22
Total from investment operations	0.01	0.44	0.32	0.02	0.32
Less distributions from net investment income	(0.18)	(0.08)	(0.17)	(0.12)	(0.10)
Net asset value, end of year	$3.14	$3.31	$2.95	$2.80	$2.90

Total return	0.62%	15.23%	11.92%	1.04%	12.36%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.86%	0.88%	0.96%	0.99%	0.97%
Expenses net of waiver and payments by affiliates	0.86%[d,e]	0.87%[e]	0.95%	0.95%	0.95%
Net investment income	2.80%	3.01%[c]	3.09%	3.52%	3.73%

Supplemental data
Net assets, end of year (000’s)	$405,877	$421,583	$146,013	$100,800	$75,652
Portfolio turnover rate	20.90%	13.33%	30.44%	19.02%	29.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.49%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

24 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, March 31, 2015

Templeton Global Balanced Fund
	Industry	Shares/Rights	Value
Common Stocks and Other Equity
Interests 66.5%
Austria 0.2%
UNIQA Insurance Group AG	Insurance	277,980	$2,517,254
[a] UNIQA Insurance Group AG, 144A	Insurance	350,000	3,169,433
			5,686,687
Belgium 0.9%
UCB SA	Pharmaceuticals	357,990	25,927,362
China 3.5%
China Mobile Ltd.	Wireless Telecommunication Services	983,000	12,806,331
Digital China Holdings Ltd.	Electronic Equipment, Instruments &
	Components	8,948,000	9,775,955
[b] GCL-Poly Energy Holdings Ltd.	Semiconductors & Semiconductor Equipment	35,170,700	9,390,770
Haier Electronics Group Co. Ltd.	Household Durables	9,580,000	25,084,842
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	5,765,200	15,207,489
Travelsky Technology Ltd., H	IT Services	22,530,900	25,981,599
			98,246,986
Denmark 0.7%
H. Lundbeck AS	Pharmaceuticals	925,720	19,520,541
France 6.2%
AXA SA	Insurance	1,158,260	29,214,021
BNP Paribas SA	Banks	441,920	26,883,120
Cie Generale des Etablissements Michelin, B	Auto Components	205,824	20,497,634
Compagnie de Saint-Gobain	Building Products	397,507	17,480,942
Ipsen SA	Pharmaceuticals	173,070	8,189,807
Sanofi	Pharmaceuticals	234,950	23,226,434
SEB SA	Household Durables	143,880	10,381,803
Technip SA	Energy Equipment & Services	209,930	12,725,427
Total SA, B	Oil, Gas & Consumable Fuels	508,790	25,318,317
			173,917,505
Germany 4.4%
Bayer AG	Pharmaceuticals	157,350	23,680,425
Deutsche Boerse AG	Diversified Financial Services	252,120	20,621,177
Deutsche Lufthansa AG	Airlines	768,570	10,810,381
HeidelbergCement AG	Construction Materials	173,160	13,743,983
Metro AG	Food & Staples Retailing	342,670	11,642,447
Muenchener Rueckversicherungs-Gesellschaft
AG	Insurance	80,320	17,339,201
SAP SE	Software	132,070	9,590,710
Siemens AG	Industrial Conglomerates	156,850	16,984,933
			124,413,257
Hong Kong 1.3%
AIA Group Ltd.	Insurance	3,343,400	21,023,876
Hutchison Whampoa Ltd.	Industrial Conglomerates	1,078,000	14,947,792
			35,971,668
India 2.0%
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	1,325,357	27,999,676
ICICI Bank Ltd.	Banks	2,403,510	12,176,110
LIC Housing Finance Ltd.	Thrifts & Mortgage Finance	2,173,518	15,272,277
			55,448,063

franklintempleton.com		Annual Report | 25

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Industry Shares/Rights		Value
Common Stocks and Other Equity
Interests (continued)
Ireland 0.6%
CRH PLC	Construction Materials	691,142	$18,008,209
Israel 1.4%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	635,797	39,610,153
Italy 1.3%
Eni SpA	Oil, Gas & Consumable Fuels	1,004,000	17,414,777
UniCredit SpA	Banks	2,747,850	18,704,520
			36,119,297
Japan 4.2%
CANON Inc.	Technology Hardware, Storage & Peripherals	536,300	18,992,934
ITOCHU Corp.	Trading Companies & Distributors	1,384,100	15,017,975
Nissan Motor Co. Ltd.	Automobiles	2,880,400	29,392,327
Sumitomo Mitsui Financial Group Inc.	Banks	280,000	10,741,309
Suntory Beverage & Food Ltd.	Beverages	513,800	22,059,775
Toyota Motor Corp.	Automobiles	307,400	21,483,403
			117,687,723
Netherlands 3.2%
Aegon NV	Insurance	2,670,312	21,102,800
Akzo Nobel NV	Chemicals	396,628	30,035,110
[b] ING Groep NV, IDR	Banks	1,201,070	17,623,481
[a,b] NN Group NV, 144A	Insurance	281,800	7,994,027
[b] QIAGEN NV	Life Sciences Tools & Services	482,450	12,176,297
			88,931,715
Portugal 1.3%
CTT-Correios de Portugal SA	Air Freight & Logistics	697,410	7,486,849
[a] CTT-Correios de Portugal SA, 144A	Air Freight & Logistics	968,800	10,400,280
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	1,600,398	17,321,744
			35,208,873
Russia 0.8%
Mining and Metallurgical Co. Norilsk Nickel
OJSC, ADR	Metals & Mining	1,189,908	21,138,716
Singapore 1.8%
Jardine Cycle & Carriage Ltd.	Distributors	761,000	22,772,044
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	4,191,999	13,381,158
United Overseas Bank Ltd.	Banks	894,000	14,985,242
			51,138,444
South Korea 2.5%
Hyundai Mobis Co. Ltd.	Auto Components	21,460	4,770,523
KB Financial Group Inc.	Banks	313,845	11,123,133
POSCO	Metals & Mining	44,796	9,877,282
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	33,112	43,029,744
			68,800,682
Spain 0.7%
Telefonica SA	Diversified Telecommunication Services	1,431,484	20,411,732
[b] Telefonica SA, rts., 4/13/15	Diversified Telecommunication Services	1,431,484	230,902
			20,642,634

26 | Annual Report			franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Industry Shares/Rights		Value
Common Stocks and Other Equity
Interests (continued)
Sweden 0.5%
Getinge AB, B	Health Care Equipment & Supplies	558,880	$13,862,241
Switzerland 3.5%
[b] ABB Ltd.	Electrical Equipment	814,710	17,296,972
Credit Suisse Group AG	Capital Markets	940,246	25,332,552
Novartis AG	Pharmaceuticals	202,820	20,069,098
Roche Holding AG	Pharmaceuticals	63,780	17,597,425
Tecan Group AG	Life Sciences Tools & Services	78,251	10,267,575
Vontobel Holding AG	Capital Markets	204,817	8,694,763
			99,258,385
Taiwan 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	2,162,384	10,067,093
Thailand 0.7%
Bangkok Bank PCL, fgn.	Banks	3,384,600	19,288,581
Turkmenistan 0.7%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	2,088,602	18,478,464
United Kingdom 6.0%
Aviva PLC	Insurance	3,441,044	27,560,285
Barclays PLC	Banks	4,300,320	15,473,597
[b] CEVA Holdings LLC	Air Freight & Logistics	247	178,865
GlaxoSmithKline PLC	Pharmaceuticals	545,163	12,500,736
HSBC Holdings PLC	Banks	2,038,992	17,529,337
Kingfisher PLC	Specialty Retail	3,413,968	19,272,052
Marks & Spencer Group PLC	Multiline Retail	3,854,570	30,586,476
Petrofac Ltd.	Energy Equipment & Services	990,990	14,007,541
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	309,969	9,650,069
Standard Chartered PLC	Banks	705,118	11,436,162
Vodafone Group PLC	Wireless Telecommunication Services	3,412,906	11,159,228
			169,354,348
United States 17.7%
Allegheny Technologies Inc.	Metals & Mining	280,830	8,427,708
Amgen Inc.	Biotechnology	180,420	28,840,137
Applied Materials Inc.	Semiconductors & Semiconductor Equipment	662,300	14,941,488
Baker Hughes Inc.	Energy Equipment & Services	244,230	15,528,143
Best Buy Co. Inc.	Specialty Retail	505,050	19,085,840
Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	263,620	3,732,859
Chevron Corp.	Oil, Gas & Consumable Fuels	83,880	8,805,722
Cisco Systems Inc.	Communications Equipment	707,930	19,485,773
Citigroup Inc.	Banks	550,490	28,361,245
Comcast Corp., Special A	Media	593,992	33,302,161
CVS Health Corp.	Food & Staples Retailing	279,560	28,853,388
Foot Locker Inc.	Specialty Retail	326,310	20,557,530
General Motors Co.	Automobiles	282,200	10,582,500
Halliburton Co.	Energy Equipment & Services	246,515	10,817,078
Hewlett-Packard Co.	Technology Hardware, Storage & Peripherals	625,210	19,481,544
JPMorgan Chase & Co.	Banks	487,826	29,552,499
Macy's Inc.	Multiline Retail	312,750	20,300,602
Medtronic PLC	Health Care Equipment & Supplies	232,090	18,100,699
Microsoft Corp.	Software	481,539	19,576,968

franklintempleton.com		Annual Report | 27

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Industry Shares/Rights		Value
Common Stocks and Other Equity
Interests (continued)
United States (continued)
Morgan Stanley	Capital Markets	561,140	$20,027,087
[b] News Corp., A	Media	1,165,360	18,657,414
Noble Corp. PLC	Energy Equipment & Services	841,550	12,017,334
Pfizer Inc.	Pharmaceuticals	588,772	20,483,378
PG&E Corp.	Multi-Utilities	347,180	18,424,843
[b,c,d]Turtle Bay Resort	Hotels, Restaurants & Leisure	1,587,888	2,897,895
United Parcel Service Inc., B	Air Freight & Logistics	126,620	12,274,543
Verizon Communications Inc.	Diversified Telecommunication Services	226,363	11,008,033
[b] Verso Corp.	Paper & Forest Products	4,150	7,470
Walgreens Boots Alliance Inc.	Food & Staples Retailing	259,480	21,972,766
			496,104,647
Total Common Stocks and Other Equity
Interests (Cost $1,635,751,567)			1,862,832,274
[e] Equity-Linked Securities 2.5%
Netherlands 0.3%
[a] Barclays Bank PLC into TNT Express NV,
4.00%, 144A	Air Freight & Logistics	1,724,180	10,410,202
United States 2.2%
[a] Morgan Stanley into Microsoft Corp.,
3.40%, 144A	Software	474,023	19,337,579
[a] Royal Bank of Canada into Chesapeake
Energy Corp., 3.50%, 144A	Oil, Gas & Consumable Fuels	251,153	3,699,735
[a] Royal Bank of Canada into Isis Pharmaceuticals
Inc., 7.70%, 144A	Biotechnology	270,897	14,019,299
[a,f] The Goldman Sachs Group Inc. into Gilead
Sciences Inc., 3.50%, 144A	Biotechnology	240,350	24,395,525
			61,452,138
Total Equity-Linked Securities
(Cost $70,994,731)			71,862,340
Convertible Preferred Stocks 0.0%†
United Kingdom 0.0%†
[b] CEVA Holdings LLC, cvt. pfd., A-1	Air Freight & Logistics	12	12,000
[b] CEVA Holdings LLC, cvt. pfd., A-2	Air Freight & Logistics	534	387,194
Total Convertible Preferred Stocks
(Cost $802,629)			399,194
Preferred Stocks (Cost $16,346,286)
0.6%
Germany 0.6%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment & Supplies	129,100	16,110,953

28 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*		Value

Corporate Bonds and Notes 2.5%
Australia 0.0%†
[a] FMG Resources (August 2006) Pty. Ltd., senior
note, 144A, 6.875%,
2/01/18	Metals & Mining	488,889		$482,167
4/01/22	Metals & Mining	400,000		297,000
				779,167
Bermuda 0.0%†
[a] Digicel Group Ltd., senior note, 144A, 8.25%,
9/30/20	Wireless Telecommunication Services	600,000		602,250
[a] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Wireless Telecommunication Services	500,000		476,875
				1,079,125
Brazil 0.1%
[a] JBS Investments GmbH, senior note, 144A,
7.25%, 4/03/24	Food & Staples Retailing	1,400,000		1,438,500
Canada 0.1%
[a] Bombardier Inc., senior bond, 144A, 7.50%,
3/15/25	Aerospace & Defense	300,000		296,813
CHC Helicopter SA, senior secured note, first
lien, 9.25%, 10/15/20	Energy Equipment & Services	1,350,000		1,162,687
[a] First Quantum Minerals Ltd., senior note, 144A,
7.00%, 2/15/21	Metals & Mining	1,500,000		1,398,750
				2,858,250
Italy 0.1%
[a] Wind Acquisition Finance SA, senior note, 144A,
7.375%, 4/23/21	Diversified Telecommunication Services	1,400,000		1,458,625
Luxembourg 0.1%
[a] Ardagh Packaging Finance PLC/Ardagh MP
Holdings USA Inc., senior note, 144A,
6.75%, 1/31/21	Containers & Packaging	1,500,000		1,517,812
Intelsat Jackson Holdings SA,
senior bond, 5.50%, 8/01/23	Diversified Telecommunication Services	800,000		755,500
senior note, 7.50%, 4/01/21	Diversified Telecommunication Services	1,200,000		1,237,500
				3,510,812
Mexico 0.1%
[a] Cemex Finance LLC, senior secured note,
first lien, 144A, 6.00%, 4/01/24	Construction Materials	1,500,000		1,501,875
Russia 0.1%
[a] LUKOIL International Finance BV, 144A,
6.656%, 6/07/22	Oil, Gas & Consumable Fuels	2,000,000		1,970,000
South Africa 0.1%
[a] Edcon Holdings Pty. Ltd., senior note, 144A,
13.375%, 6/30/19	Specialty Retail	10,571,000	EUR	2,786,180
[a] Edcon Pty. Ltd., secured note, 144A,
9.50%, 3/01/18	Specialty Retail	800,000	EUR	667,255
				3,453,435

franklintempleton.com

Annual Report

| 29

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*		Value
Corporate Bonds and Notes (continued)
Spain 0.1%
[a] Abengoa Finance SAU, senior note, 144A,
7.75%, 2/01/20	Construction & Engineering	1,500,000		$1,452,187
Ukraine 0.1%
[g,h] State Export-Import Bank of Ukraine (Biz Finance
PLC), loan participation, Reg S, 8.75%,
1/22/18	Banks	3,880,000		1,604,380
United States 1.6%
[a] BMC Software Finance Inc., senior note,
144A, 8.125%, 7/15/21	Internet Software & Services	1,200,000		1,104,000
BreitBurn Energy Partners LP/BreitBurn
Finance Corp., senior bond, 7.875%, 4/15/22	Oil, Gas & Consumable Fuels	1,500,000		1,087,500
Calpine Corp., senior bond,
5.75%, 1/15/25	Independent Power & Renewable
	Electricity Producers	500,000		505,625
[a]senior secured bond, first lien, 144A,
7.875%, 1/15/23	Independent Power & Renewable
	Electricity Producers	952,000		1,056,910
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	Media	1,500,000		1,539,375
CenturyLink Inc., senior bond, 6.75%, 12/01/23	Diversified Telecommunication Services	1,500,000		1,657,500
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	Oil, Gas & Consumable Fuels	2,000,000		2,075,000
[i] Citigroup Inc., junior sub. bond, M, 6.30% to
5/15/24, FRN thereafter, Perpetual	Banks	1,500,000		1,535,625
DaVita HealthCare Partners Inc., senior bond,
5.125%, 7/15/24	Health Care Providers & Services	1,500,000		1,535,625
Energy Transfer Equity LP, senior bond, 5.875%,
1/15/24	Oil, Gas & Consumable Fuels	1,500,000		1,590,000
Equinix Inc., senior bond, 5.375%, 4/01/23	Internet Software & Services	1,500,000		1,564,500
First Data Corp., senior note, 10.625%, 6/15/21	IT Services	1,298,000		1,482,965
[a,j]Fontainebleau Las Vegas, senior secured note,
first lien, 144A, 11.00%, 6/15/15	Hotels, Restaurants & Leisure	1,000,000		3,800
Ford Motor Credit Co. LLC, senior note,
7.00%, 4/15/15	Automobiles	300,000		300,476
6.625%, 8/15/17	Automobiles	450,000		499,943
8.125%, 1/15/20	Automobiles	300,000		375,235
Frontier Communications Corp., senior note,
8.50%, 4/15/20	Diversified Telecommunication Services	1,100,000		1,240,250
Gannett Co. Inc., senior bond, 6.375%, 10/15/23	Media	1,500,000		1,633,125
General Electric Capital Corp., senior note,
A, 8.50%, 4/06/18	Diversified Financial Services	59,000,000	MXN	4,265,057
[a] Grifols Worldwide Operations Ltd., senior note,
144A, 5.25%, 4/01/22	Pharmaceuticals	1,400,000		1,426,250
HCA Inc.,
senior note, 6.50%, 2/15/16	Health Care Providers & Services	1,100,000		1,142,735
senior secured bond, first lien, 5.875%, 3/15/22	Health Care Providers & Services	900,000		996,750
iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	Media	800,000		769,000
senior secured note, first lien, 9.00%, 9/15/22	Media	400,000		384,000
KB Home, senior bond, 7.50%, 9/15/22	Household Durables	1,500,000		1,545,000

30 | Annual Report		franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
		STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*	Value
Corporate Bonds and Notes (continued)
United States (continued)
Linn Energy LLC/Finance Corp., senior note,
7.75%, 2/01/21	Oil, Gas & Consumable Fuels	500,000	$400,000
6.50%, 9/15/21	Oil, Gas & Consumable Fuels	500,000	390,000
Navient Corp., senior note,
8.45%, 6/15/18	Consumer Finance	900,000	1,001,250
5.50%, 1/15/19	Consumer Finance	900,000	920,250
[a] Ocean Rig UDW Inc., senior note, 144A, 7.25%,
4/01/19	Energy Equipment & Services	1,500,000	871,875
Peabody Energy Corp., senior note, 6.25%,
11/15/21	Oil, Gas & Consumable Fuels	500,000	309,375
[a,j,k] Quicksilver Resources Inc., secured note,
second lien, 144A, FRN, 7.00%, 6/21/19	Oil, Gas & Consumable Fuels	1,000,000	560,000
Regency Energy Partners LP/Regency Energy
Finance Corp., senior note, 5.875%, 3/01/22	Oil, Gas & Consumable Fuels	1,500,000	1,635,000
Reynolds Group Issuer Inc./LLC/SA, senior note,
8.25%, 2/15/21	Containers & Packaging	800,000	860,000
Sabine Pass Liquefaction LLC, senior secured
note, first lien, 5.75%, 5/15/24	Oil, Gas & Consumable Fuels	1,500,000	1,515,000
Samson Investment Co., senior note, 9.75%,
2/15/20	Oil, Gas & Consumable Fuels	1,000,000	280,000
[a] Sirius XM Radio Inc., senior bond, 144A,
6.00%, 7/15/24	Media	1,500,000	1,578,750
Sprint Communications Inc., senior note,
6.00%, 11/15/22	Diversified Telecommunication Services	1,100,000	1,049,125
[a]144A, 9.00%, 11/15/18	Diversified Telecommunication Services	1,100,000	1,265,000
T-Mobile USA Inc., senior bond, 6.375%, 3/01/25	Wireless Telecommunication Services	1,200,000	1,241,280
Tenet Healthcare Corp., senior note,
8.125%, 4/01/22	Health Care Providers & Services	600,000	663,000
[a]144A, 5.00%, 3/01/19	Health Care Providers & Services	900,000	895,500
[a,j] Texas Competitive Electric Holdings Co.
LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, first lien,
144A, 11.50%, 10/01/20	Independent Power & Renewable
	Electricity Producers	1,200,000	756,000
Verso Paper Holdings LLC/Inc., senior secured
note, first lien, 11.75%, 1/15/19	Paper & Forest Products	198,000	186,120
[a] VPI Escrow Corp., senior note, 144A, 6.375%,
10/15/20	Pharmaceuticals	1,000,000	1,042,500
			48,736,271
Total Corporate Bonds and Notes
(Cost $88,142,412)			69,842,627
[k,l] Senior Floating Rate Interests 0.2%
United States 0.2%
AdvancePierre Foods Inc., Second Lien Term
Loan, 9.50%, 10/10/17	Food & Staples Retailing	427,610	430,817
[m] Erickson Inc., Purchase Price Notes, 6.00%,
11/02/20	Aerospace & Defense	50,306	35,889
FRAM Group Holdings Inc. (Autoparts Holdings),
Second Lien Term Loan, 10.50%, 1/29/18	Auto Components	129,582	128,448

franklintempleton.com		Annual Report | 31

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*		Value
[k,l] Senior Floating Rate Interests (continued)
United States (continued)
NEP/NCP Holdco Inc., Second Lien Term Loan,
9.50%, 7/22/20	Media	29,771		$29,250
Sensus USA Inc., Second Lien Term Loan,
8.50%, 5/09/18	Machinery	252,802		249,010
[d,n]Turtle Bay Holdings LLC, Term Loan B, PIK,
3.00%, 6/30/16	Hotels, Restaurants & Leisure	3,692,908		3,563,657
Vertafore Inc., Second Lien Term Loan, 9.75%,
10/27/17	Software	444,000		448,024
Total Senior Floating Rate Interests
(Cost $4,762,113)				4,885,095
Foreign Government and Agency
Securities 21.3%
Brazil 1.8%
Letra Tesouro Nacional, Strip,
10/01/15		5,550	[o] BRL	1,632,406
1/01/16		20,100	[o] BRL	5,725,312
7/01/16		1,670	[o] BRL	446,650
10/01/16		5,280	[o] BRL	1,367,508
1/01/17		13,620	[o] BRL	3,425,882
1/01/18		6,870	[o] BRL	1,530,931
Nota Do Tesouro Nacional,
10.00%, 1/01/17		11,425	[o] BRL	3,402,101
10.00%, 1/01/21		2,700	[o] BRL	749,408
10.00%, 1/01/23		7,150	[o] BRL	1,935,444
[p]Index Linked, 6.00%, 5/15/15		8,845	[o] BRL	7,237,438
[p]Index Linked, 6.00%, 8/15/16		3,120	[o] BRL	2,528,315
[p]Index Linked, 6.00%, 8/15/18		5,785	[o] BRL	4,661,012
[p]Index Linked, 6.00%, 8/15/22		3,450	[o] BRL	2,753,430
[p]Index Linked, 6.00%, 5/15/45		15,735	[o] BRL	12,172,394
senior note, 10.00%, 1/01/19		5,490	[o] BRL	1,572,591
				51,140,822
El Salvador 0.0%†
[a]Government of El Salvador, 144A, 7.65%,
6/15/35		100,000		105,281
Ghana 0.6%
Government of Ghana,
24.00%, 5/25/15		5,155,000	GHS	1,342,541
21.00%, 10/26/15		6,071,000	GHS	1,549,809
16.90%, 3/07/16		3,270,000	GHS	813,466
19.24%, 5/30/16		3,615,000	GHS	909,200
26.00%, 6/05/17		2,070,000	GHS	589,769
23.00%, 8/21/17		29,760,000	GHS	8,095,536
19.04%, 9/24/18		3,220,000	GHS	798,249
[a]144A, 7.875%, 8/07/23		1,900,000		1,812,486
				15,911,056
Hungary 2.8%
Government of Hungary,
5.50%, 12/22/16		4,222,260,000	HUF	16,100,079
4.125%, 2/19/18		3,270,000		3,422,791

32 | Annual Report		franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
	STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Hungary (continued)
Government of Hungary, (continued)
4.00%, 4/25/18	256,280,000	HUF $	967,644
6.50%, 6/24/19	4,320,960,000	HUF	17,967,417
7.50%, 11/12/20	289,190,000	HUF	1,287,172
5.375%, 2/21/23	6,040,000		6,751,663
A, 6.75%, 11/24/17	1,159,140,000	HUF	4,683,122
A, 5.50%, 12/20/18	932,390,000	HUF	3,719,433
A, 7.00%, 6/24/22	1,158,710,000	HUF	5,177,602
A, 6.00%, 11/24/23	770,020,000	HUF	3,336,404
B, 5.50%, 6/24/25	3,414,680,000	HUF	14,521,250
			77,934,577
India 1.1%
Government of India,
senior bond, 7.80%, 5/03/20	302,000,000	INR	4,852,596
senior bond, 8.28%, 9/21/27	91,200,000	INR	1,518,013
senior bond, 8.60%, 6/02/28	313,200,000	INR	5,378,784
senior note, 7.28%, 6/03/19	11,700,000	INR	184,832
senior note, 8.12%, 12/10/20	226,800,000	INR	3,693,448
senior note, 8.35%, 5/14/22	89,100,000	INR	1,470,212
senior note, 7.16%, 5/20/23	56,000,000	INR	863,955
senior note, 8.83%, 11/25/23	756,500,000	INR	12,910,229
			30,872,069
Indonesia 0.2%
Government of Indonesia,
FR27, 9.50%, 6/15/15	4,937,000,000	IDR	380,426
FR28, 10.00%, 7/15/17	4,156,000,000	IDR	337,911
FR31, 11.00%, 11/15/20	154,000,000	IDR	13,790
FR34, 12.80%, 6/15/21	24,641,000,000	IDR	2,396,207
FR35, 12.90%, 6/15/22	10,564,000,000	IDR	1,052,562
FR36, 11.50%, 9/15/19	7,623,000,000	IDR	677,578
FR43, 10.25%, 7/15/22	154,000,000	IDR	13,636
senior bond, FR53, 8.25%, 7/15/21	854,000,000	IDR	68,422
senior note, 8.50%, 10/15/16	616,000,000	IDR	48,137
			4,988,669
Ireland 0.0%†
Government of Ireland, senior bond, 5.40%,
3/13/25	378,770	EUR	588,419
Malaysia 2.9%
Government of Malaysia,
3.835%, 8/12/15	17,955,000	MYR	4,860,123
4.72%, 9/30/15	13,510,000	MYR	3,675,867
3.197%, 10/15/15	16,535,000	MYR	4,465,796
senior bond, 4.262%, 9/15/16	7,340,000	MYR	2,009,985
senior note, 3.172%, 7/15/16	247,310,000	MYR	66,714,369
			81,726,140

franklintempleton.com

Annual Report

| 33

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Mexico 3.4%
Government of Mexico,
6.00%, 6/18/15	78,460[q] MXN $		517,620
8.00%, 12/17/15	6,471,400	[q]MXN	43,823,103
6.25%, 6/16/16	448,880	[q]MXN	3,030,338
7.25%, 12/15/16	6,769,220	[q]MXN	46,868,989
			94,240,050
Peru 0.1%
Government of Peru, senior bond,
7.84%, 8/12/20	6,988,000	PEN	2,585,019
Philippines 0.1%
Government of the Philippines, senior note,
1.625%, 4/25/16	85,460,000	PHP	1,896,011
Poland 0.5%
Government of Poland,
5.50%, 4/25/15	4,130,000	PLN	1,092,709
6.25%, 10/24/15	13,260,000	PLN	3,591,134
5.00%, 4/25/16	560,000	PLN	153,080
4.75%, 10/25/16	17,455,000	PLN	4,830,029
5.75%, 9/23/22	12,900,000	PLN	4,250,277
			13,917,229
Portugal 0.8%
[a] Government of Portugal, 144A, 5.125%,
10/15/24	20,220,000		22,428,631
Republic of Montenegro 0.1%
[a] Government of Montenegro, 144A,
5.375%, 5/20/19	3,320,000	EUR	3,790,655
Russia 0.0%†
[g] Government of Russia, senior bond, Reg S,
7.50%, 3/31/30	943,750		1,085,619
Serbia 0.5%
Serbia Treasury Bond, 10.00%,
6/27/16	6,930,000	RSD	63,146
8/15/16	2,800,000	RSD	25,524
11/21/18	1,430,000	RSD	13,072
Serbia Treasury Note,
10.00%, 11/08/15	1,487,800,000	RSD	13,443,065
10.00%, 1/30/16	460,000	RSD	4,177
8.00%, 10/02/16	172,050,000	RSD	1,527,554
10.00%, 10/17/16	1,600,000	RSD	14,590
10.00%, 12/19/16	1,600,000	RSD	14,591
			15,105,719
Slovenia 0.9%
[a] Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	3,590,000		4,149,663
5.85%, 5/10/23	17,125,000		20,297,834
			24,447,497

34 | Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
South Korea 1.2%
Korea Monetary Stabilization Bond,
senior bond, 2.47%, 4/02/15	236,300,000	KRW $	213,100
senior bond, 2.80%, 8/02/15	2,911,960,000	KRW	2,635,607
senior bond, 2.81%, 10/02/15	190,000,000	KRW	172,279
senior bond, 1.96%, 2/02/17	2,775,300,000	KRW	2,513,893
senior note, 2.76%, 6/02/15	7,040,800,000	KRW	6,360,353
senior note, 2.66%, 6/09/15	1,604,300,000	KRW	1,449,282
senior note, 2.90%, 12/02/15	4,798,000,000	KRW	4,361,110
senior note, 2.78%, 2/02/16	8,591,020,000	KRW	7,817,071
senior note, 2.80%, 4/02/16	2,079,410,000	KRW	1,895,568
senior note, 2.79%, 6/02/16	181,500,000	KRW	165,744
senior note, 2.07%, 12/02/16	1,119,400,000	KRW	1,015,385
Korea Treasury Bond, senior note,
3.25%, 6/10/15	93,800,000	KRW	84,833
2.75%, 12/10/15	761,140,000	KRW	691,448
2.75%, 6/10/16	1,620,500,000	KRW	1,479,462
3.00%, 12/10/16	3,048,200,000	KRW	2,807,441
			33,662,576
Sri Lanka 2.3%
Government of Sri Lanka,
8.00%, 6/15/17	740,000	LKR	5,587
10.60%, 7/01/19	24,210,000	LKR	193,384
10.60%, 9/15/19	9,170,000	LKR	73,341
8.00%, 11/01/19	740,000	LKR	5,453
A, 8.50%, 11/01/15	20,000,000	LKR	151,364
A, 7.50%, 8/15/18	5,920,000	LKR	43,135
A, 8.00%, 11/15/18	22,960,000	LKR	169,324
A, 9.00%, 5/01/21	220,400,000	LKR	1,671,051
C, 8.50%, 4/01/18	249,010,000	LKR	1,877,976
[g]senior note, Reg S, 6.25%, 10/04/20	20,000,000		20,752,800
[g]senior note, Reg S, 6.25%, 7/27/21	38,400,000		39,773,952
			64,717,367
[r]Supranational 0.2%
Inter-American Development Bank, senior note,
7.50%, 12/05/24	60,000,000	MXN	4,622,251
Ukraine 0.9%
[a]Government of Ukraine,
144A, 9.25%, 7/24/17	6,760,000		2,729,350
144A, 7.75%, 9/23/20	890,000		351,915
senior bond, 144A, 7.80%, 11/28/22	28,490,000		11,306,968
senior note, 144A, 7.50%, 4/17/23	24,050,000		9,905,594
			24,293,827
Uruguay 0.8%
[s] Government of Uruguay,
Index Linked, 4.25%, 4/05/27	16,940,493	UYU	648,520
senior bond, Index Linked, 5.00%, 9/14/18	13,768,186	UYU	551,612
senior bond, Index Linked, 4.375%, 12/15/28	38,207,849	UYU	1,483,937
senior bond, Index Linked, 4.00%, 7/10/30	310,306	UYU	11,502
senior bond, Index Linked, 3.70%, 6/26/37	4,892,832	UYU	168,018

franklintempleton.com	Annual Report | 35

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*		Value
Foreign Government and Agency
Securities (continued)
Uruguay (continued)
Uruguay Notas del Tesoro,
10.25%, 8/22/15		56,400,000	UYU $	2,188,553
9.50%, 1/27/16		56,100,000	UYU	2,184,993
11.00%, 3/21/17		50,000	UYU	1,833
[s] 18, Index Linked, 2.25%, 8/23/17		1,186,185	UYU	43,922
5/14/15		27,200,000	UYU	1,043,126
7/02/15		3,040,000	UYU	114,305
8/20/15		399,880,000	UYU	14,773,128
11/26/15		3,370,000	UYU	120,208
Uruguay Treasury Bills, Strip,
1/14/16		710,000	UYU	24,896
3/03/16		5,101,000	UYU	178,526
4/21/16		2,470,000	UYU	83,741
6/09/16		4,073,000	UYU	137,379
7/28/16		124,000	UYU	4,101
11/03/16		370,000	UYU	11,772
				23,774,072
Zambia 0.1%
[a] Government of Zambia International Bond, 144A,
8.50%, 4/14/24		3,100,000		3,318,163
Total Foreign Government and Agency
Securities (Cost $697,317,249)				597,151,719

		Shares

Escrows and Litigation Trusts 0.0%
United States 0.0%
[b,m] Comfort Co. Inc., Escrow Account	Household Durables	2,762		—
[b,m] NewPage Corp., Litigation Trust	Paper & Forest Products	1,100,000		—
Total Escrows and Litigation Trusts
(Cost $—)				—
Total Investments before Short Term
Investments (Cost $2,514,116,987)				2,623,084,202
		Principal
		Amount*

Short Term Investments 2.4%
Foreign Government and Agency
Securities 0.9%
Malaysia 0.4%
[t]Bank of Negara Monetary Notes,
4/28/15 - 10/01/15		41,270,000	MYR	11,078,837
[t]Malaysia Treasury Bills, 6/05/15 - 3/18/16		1,410,000	MYR	374,741
				11,453,578
Mexico 0.0%†
[t]Mexico Treasury Bills, 4/01/15 - 3/31/16		702,840	[u] MXN	459,488

36 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency
Securities (continued)
Philippines 0.2%
[t]Philippine Treasury Bills, 5/06/15 - 3/02/16	291,250,000	PHP $	6,446,873
Singapore 0.2%
[t] Monetary Authority of Singapore Treasury Bills,
4/06/15 - 5/22/15	6,660,000	SGD	4,850,018
South Korea 0.1%
[t]Korea Monetary Stabilization Bonds,
5/05/15 - 8/04/15	3,200,100,000	KRW	2,876,869
Total Foreign Government and Agency
Securities (Cost $27,921,470)			26,086,826
Total Investments before Money Market
Funds (Cost $2,542,038,457)			2,649,171,028

	Shares
Money Market Funds (Cost $40,584,543) 1.5%
United States 1.5%
[b,v]Institutional Fiduciary Trust Money Market Portfolio	40,584,543		40,584,543
Total Investments
(Cost $2,582,623,000) 96.0%			2,689,755,571
Other Assets, less Liabilities 4.0%			112,571,836
Net Assets 100.0%	$2,802,327,407

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
March 31, 2015, the aggregate value of these securities was $200,529,494, representing 7.16% of net assets.
bNon-income producing.
cThe security is owned by FT Holdings Corporation IV, a wholly-owned subsidiary of the Fund. See Note 1(h).
dAt March 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
eSee Note 1(g) regarding equity-linked securities.
fSecurity purchased on a delayed delivery basis. See Note 1(c).
gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2015, the aggregate value of these securities was $63,216,751, representing 2.26% of net assets.
hSee Note 1(f) regarding loan participation notes.
iPerpetual security with no stated maturity date.
jSee Note 7 regarding defaulted securities.
kThe coupon rate shown represents the rate at period end.
lSee Note 1(i) regarding senior floating rate interests.
mSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2015, the aggregate value of these securities was $35,889, representing less than 0.01% of net assets.
nIncome may be received in additional securities and/or cash.
oPrincipal amount is stated in 1,000 Brazilian Real Units.
pRedemption price at maturity is adjusted for inflation. See Note 1(k).
qPrincipal amount is stated in 100 Mexican Peso Units.

franklintempleton.com

Annual Report

| 37

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

rA supranational organization is an entity formed by two or more central governments through international treaties.
sPrincipal amount of security is adjusted for inflation. See Note 1(k).
tThe security is traded on a discount basis with no stated coupon rate.
uPrincipal amount is stated in 10 Mexican Peso Units.
vSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At March 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract Settlement			Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation Depreciation
Malaysian Ringgit	JPHQ	Buy	8,612,000	2,610,502		4/02/15	$—	$(285,626)
Malaysian Ringgit	JPHQ	Sell	8,612,000	2,319,293		4/02/15	—	(5,583)
Chilean Peso	DBAB	Buy	736,940,000	1,182,232		4/06/15	626	(3,414)
Chilean Peso	DBAB	Sell	736,940,000	1,175,929		4/06/15	—	(3,514)
Chilean Peso	DBAB	Buy	449,800,000	723,710		4/07/15	—	(3,884)
Chilean Peso	DBAB	Sell	449,800,000	718,530		4/07/15	—	(1,296)
Malaysian Ringgit	JPHQ	Buy	1,266,900	352,799		4/08/15	—	(10,992)
Malaysian Ringgit	JPHQ	Sell	1,266,900	341,005		4/08/15	—	(802)
Indian Rupee	DBAB	Buy	49,615,000	795,240		4/09/15	143	—
Swedish Krona	DBAB	Buy	57,125,412	6,331,650	EUR	4/09/15	—	(175,164)
Swedish Krona	DBAB	Sell	57,125,412	6,013,265	EUR	4/09/15	—	(167,254)
Chilean Peso	DBAB	Buy	486,980,000	767,260		4/13/15	11,667	—
Indian Rupee	DBAB	Buy	62,182,000	987,296		4/15/15	8,479	—
Indian Rupee	JPHQ	Buy	13,818,000	219,088		4/15/15	2,192	—
Chilean Peso	MSCO	Buy	679,390,000	1,198,219		4/16/15	—	(111,809)
Chilean Peso	DBAB	Buy	401,200,000	623,369		4/20/15	17,970	—
Indian Rupee	DBAB	Buy	115,951,000	1,839,908		4/20/15	15,260	—
Indian Rupee	JPHQ	Buy	25,080,000	401,988		4/21/15	—	(790)
Indian Rupee	DBAB	Buy	18,126,000	287,532		4/22/15	2,373	—
Indian Rupee	JPHQ	Buy	77,306,000	1,225,750		4/22/15	10,672	—
Swedish Krona	DBAB	Buy	123,614,356	13,506,075	EUR	4/22/15	—	(168,998)
Swedish Krona	DBAB	Sell	123,614,356	13,011,490	EUR	4/22/15	—	(363,016)
Chilean Peso	DBAB	Buy	38,420,000	61,948		4/24/15	—	(552)
Chilean Peso	DBAB	Buy	118,600,000	188,389		4/27/15	1,087	—
Indian Rupee	DBAB	Buy	18,310,000	291,979		4/27/15	607	—
Chilean Peso	JPHQ	Buy	430,475,000	744,444		4/28/15	—	(56,777)
Indian Rupee	JPHQ	Buy	93,886,000	1,508,209		4/28/15	—	(8,216)
Euro	SCNY	Sell	3,768,000	5,214,384		4/30/15	1,160,797	—
Indian Rupee	DBAB	Buy	16,725,461	268,777		4/30/15	—	(1,654)
Chilean Peso	DBAB	Buy	286,005,000	451,932		5/05/15	4,644	—
Euro	BZWS	Sell	1,887,488	2,615,794		5/05/15	585,114	—
Indian Rupee	DBAB	Buy	34,623,500	553,982		5/05/15	—	(1,523)
Indian Rupee	HSBK	Buy	9,684,750	155,316		5/05/15	—	(785)
Chilean Peso	DBAB	Buy	338,132,000	537,656		5/06/15	2,080	—
Chilean Peso	DBAB	Buy	338,132,000	538,856		5/07/15	827	—
Euro	DBAB	Sell	177,411	234,564		5/07/15	43,689	—
Euro	JPHQ	Sell	40,000,000	55,712,000		5/11/15	12,674,021	—
Indian Rupee	CITI	Buy	15,811,000	252,198		5/11/15	—	(196)
Indian Rupee	HSBK	Buy	57,335,000	913,854		5/11/15	—	(27)
Indian Rupee	DBAB	Buy	9,032,000	143,757		5/12/15	172	—
Indian Rupee	HSBK	Buy	9,755,000	155,264		5/12/15	186	—
Euro	GSCO	Sell	4,960,000	6,834,880		5/13/15	1,498,029	—
Indian Rupee	HSBK	Buy	24,630,000	390,620		5/13/15	1,796	—

38 | Annual Report

franklintempleton.com

				TEMPLETON GLOBAL INVESTMENT TRUST
						STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
Forward Exchange Contracts (continued)
				Contract Settlement			Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation Depreciation
Euro	GSCO	Sell	15,040,000	20,716,698		5/14/15	$4,533,775	$—
Euro	BZWS	Sell	2,176,000	2,985,309		5/15/15	643,919	—
Chilean Peso	CITI	Buy	693,880,000	1,104,518		5/18/15	1,747	—
Chilean Peso	DBAB	Buy	374,920,000	589,312		5/18/15	8,430	—
Euro	GSCO	Sell	1,220,000	1,673,291		5/18/15	360,511	—
Japanese Yen	BOFA	Sell	540,647,250	5,325,000		5/18/15	814,666	—
Chilean Peso	DBAB	Buy	370,290,000	586,366		5/19/15	3,935	—
Japanese Yen	BOFA	Sell	539,529,250	5,330,000		5/19/15	828,943	—
Japanese Yen	BZWS	Sell	540,995,000	5,330,000		5/19/15	816,715	—
Japanese Yen	CITI	Sell	540,354,900	5,330,000		5/19/15	822,055	—
Japanese Yen	HSBK	Sell	541,429,400	5,330,000		5/19/15	813,091	—
Euro	JPHQ	Sell	3,894,476	5,257,250		5/20/15	1,066,492	—
Japanese Yen	JPHQ	Sell	149,426,000	1,273,499		5/20/15	26,889	—
Euro	GSCO	Sell	292,956	402,173		5/21/15	86,925	—
Chilean Peso	MSCO	Buy	375,660,000	660,908		5/22/15	—	(62,226)
Indian Rupee	DBAB	Buy	22,559,000	355,932		5/25/15	2,688	—
Chilean Peso	DBAB	Buy	38,260,000	61,531		5/26/15	—	(581)
Chilean Peso	DBAB	Buy	348,535,000	554,330		5/29/15	735	—
Indian Rupee	DBAB	Buy	14,497,539	230,424		5/29/15	—	(128)
Indian Rupee	JPHQ	Buy	39,418,000	619,244		6/02/15	6,505	—
Chilean Peso	JPHQ	Buy	108,420,000	191,048		6/03/15	—	(18,456)
Indian Rupee	HSBK	Buy	9,684,750	154,179		6/03/15	—	(461)
Chilean Peso	MSCO	Buy	758,240,000	1,219,035		6/04/15	—	(12,105)
Chilean Peso	DBAB	Buy	154,820,000	271,709		6/05/15	—	(25,295)
Indian Rupee	JPHQ	Buy	13,818,000	217,257		6/08/15	1,891	—
Indian Rupee	DBAB	Buy	9,241,000	147,304		6/09/15	—	(768)
Singapore Dollar	DBAB	Buy	34,000,976	27,058,992		6/09/15	—	(2,322,914)
Chilean Peso	CITI	Buy	866,360,000	1,372,125		6/10/15	6,225	—
Japanese Yen	BZWS	Sell	86,450,000	846,657		6/10/15	125,222	—
Japanese Yen	CITI	Sell	62,440,000	610,588		6/10/15	89,520	—
Japanese Yen	HSBK	Sell	92,070,000	902,032		6/10/15	133,698	—
Polish Zloty	DBAB	Buy	42,929,712	10,270,266	EUR	6/10/15	244,083	—
Japanese Yen	DBAB	Sell	30,500,000	298,610		6/11/15	44,080	—
Japanese Yen	JPHQ	Sell	85,300,000	834,948		6/11/15	123,099	—
Polish Zloty	CITI	Buy	3,667,000	876,518	EUR	6/11/15	21,617	—
Polish Zloty	DBAB	Buy	18,797,000	4,487,657	EUR	6/12/15	116,348	—
Malaysian Ringgit	JPHQ	Buy	14,394,105	4,056,963		6/16/15	—	(200,507)
Malaysian Ringgit	JPHQ	Sell	14,394,105	3,848,280		6/16/15	—	(8,176)
Chilean Peso	DBAB	Buy	374,920,000	585,492		6/17/15	10,650	—
Japanese Yen	CITI	Sell	64,869,000	637,646		6/17/15	96,244	—
Japanese Yen	JPHQ	Sell	36,000,000	353,911		6/17/15	53,452	—
Chilean Peso	DBAB	Buy	370,290,000	574,004		6/18/15	14,728	—
Euro	DBAB	Sell	79,650	98,248		6/18/15	12,503	—
Japanese Yen	DBAB	Sell	618,770,000	6,076,500		6/22/15	911,768	—
Philippine Peso	DBAB	Buy	250,523,410	5,582,757		6/29/15	—	(3,171)
Indian Rupee	HSBK	Buy	26,015,000	408,029		6/30/15	3,117	—
Philippine Peso	DBAB	Buy	85,018,660	1,932,857		6/30/15	—	(39,421)
Philippine Peso	JPHQ	Buy	83,694,000	1,913,268		7/01/15	—	(49,407)
Malaysian Ringgit	JPHQ	Buy	3,885,000	1,186,115		7/02/15	—	(146,826)
Malaysian Ringgit	JPHQ	Sell	3,885,000	1,037,162		7/02/15	—	(2,127)
Malaysian Ringgit	DBAB	Buy	695,840	212,730		7/03/15	—	(26,600)
Malaysian Ringgit	DBAB	Sell	695,840	186,004		7/03/15	—	(126)
Chilean Peso	DBAB	Buy	510,476,000	809,303		7/07/15	956	—
Malaysian Ringgit	DBAB	Buy	6,555,700	2,005,844		7/07/15	—	(252,876)

franklintempleton.com							Annual Report | 39

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation Depreciation
Malaysian Ringgit	DBAB	Sell	6,555,700	1,751,737	7/07/15	$—	$(1,231)
Malaysian Ringgit	DBAB	Buy	2,972,900	821,584	7/08/15	—	(26,712)
Malaysian Ringgit	DBAB	Sell	2,972,900	794,298	7/08/15	—	(573)
Malaysian Ringgit	HSBK	Buy	2,848,623	782,696	7/13/15	—	(21,386)
Malaysian Ringgit	HSBK	Sell	2,848,623	761,053	7/13/15	—	(257)
Malaysian Ringgit	DBAB	Buy	3,220,000	993,827	7/15/15	—	(133,415)
Malaysian Ringgit	DBAB	Sell	3,220,000	859,790	7/15/15	—	(622)
Japanese Yen	HSBK	Sell	209,990,000	1,809,011	7/16/15	55,562	—
Japanese Yen	SCNY	Sell	260,930,000	2,238,378	7/16/15	59,572	—
Malaysian Ringgit	DBAB	Buy	7,869,000	2,410,476	7/20/15	—	(308,732)
Malaysian Ringgit	DBAB	Sell	7,869,000	2,100,248	7/20/15	—	(1,496)
Japanese Yen	DBAB	Sell	63,500,000	546,072	7/21/15	15,792	—
Malaysian Ringgit	DBAB	Buy	12,411,000	3,815,834	7/22/15	—	(501,540)
Malaysian Ringgit	DBAB	Sell	12,411,000	3,311,985	7/22/15	—	(2,309)
Euro	DBAB	Sell	967,745	1,171,159	7/23/15	128,750	—
Euro	DBAB	Sell	95,542	128,844	7/27/15	25,924	—
Malaysian Ringgit	DBAB	Buy	15,092,000	4,666,522	7/27/15	—	(638,044)
Malaysian Ringgit	DBAB	Sell	15,092,000	4,025,714	7/27/15	—	(2,764)
Chilean Peso	DBAB	Buy	746,020,000	1,283,917	7/28/15	—	(102,180)
Euro	DBAB	Sell	1,047,114	1,410,609	7/29/15	282,591	—
Japanese Yen	BZWS	Sell	291,270,000	2,870,999	7/29/15	438,311	—
Chilean Peso	JPHQ	Buy	256,050,000	440,024	7/30/15	—	(34,505)
Chilean Peso	DBAB	Buy	241,010,000	414,427	7/31/15	—	(32,764)
Euro	JPHQ	Sell	3,768,000	5,065,925	7/31/15	1,006,654	—
Malaysian Ringgit	JPHQ	Buy	3,799,000	1,169,931	7/31/15	—	(156,226)
Malaysian Ringgit	JPHQ	Sell	3,799,000	1,011,637	7/31/15	—	(2,068)
Chilean Peso	DBAB	Buy	482,020,000	817,537	8/04/15	—	(54,505)
Euro	HSBK	Sell	3,767,000	5,055,408	8/04/15	996,934	—
Euro	UBSW	Sell	3,767,000	5,055,314	8/04/15	996,840	—
Euro	BZWS	Sell	1,882,000	2,529,926	8/05/15	502,270	—
Japanese Yen	CITI	Sell	255,214,000	2,505,168	8/11/15	373,149	—
Japanese Yen	DBAB	Sell	284,714,000	2,791,628	8/18/15	412,887	—
Japanese Yen	HSBK	Sell	547,340,000	5,355,577	8/20/15	782,481	—
Japanese Yen	JPHQ	Sell	385,615,000	3,774,951	8/20/15	553,088	—
Japanese Yen	BZWS	Sell	127,736,000	1,241,493	8/24/15	174,170	—
Japanese Yen	DBAB	Sell	126,234,000	1,220,737	8/25/15	165,946	—
Japanese Yen	HSBK	Sell	253,342,000	2,451,301	8/25/15	334,416	—
Euro	SCNY	Sell	2,984,696	3,388,257	8/26/15	171,398	—
Japanese Yen	BZWS	Sell	366,311,000	3,547,257	8/26/15	486,369	—
Japanese Yen	JPHQ	Sell	254,671,000	2,464,423	8/26/15	336,397	—
Japanese Yen	SCNY	Sell	312,386,000	2,619,754	8/26/15	9,462	—
Chilean Peso	DBAB	Buy	301,900,000	503,754	8/27/15	—	(26,904)
Euro	JPHQ	Sell	1,685,713	2,232,685	8/27/15	415,818	—
Japanese Yen	DBAB	Sell	228,669,000	2,207,432	8/27/15	296,646	—
Japanese Yen	HSBK	Sell	420,281,000	4,057,471	8/27/15	545,552	—
Japanese Yen	JPHQ	Sell	227,544,000	2,199,481	8/27/15	298,095	—
Euro	DBAB	Sell	112,498	148,792	8/31/15	27,533	—
Japanese Yen	JPHQ	Sell	126,519,000	1,223,144	8/31/15	165,864	—
Chilean Peso	DBAB	Buy	905,380,000	1,495,013	9/08/15	—	(66,611)
Chilean Peso	DBAB	Buy	500,540,000	820,961	9/09/15	—	(31,344)
Euro	DBAB	Sell	400,000	454,720	9/17/15	23,442	—
Japanese Yen	JPHQ	Sell	59,426,000	547,491	9/30/15	50,619	—
Philippine Peso	DBAB	Buy	250,523,410	5,582,694	9/30/15	—	(23,414)
Euro	DBAB	Sell	1,423,720	1,800,721	10/02/15	265,235	—

40 | Annual Report						franklintempleton.com

				TEMPLETON GLOBAL INVESTMENT TRUST
					STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation Depreciation
Japanese Yen	DBAB	Sell	4,919,230,800	45,010,804	10/07/15	$3,872,808	$—
Japanese Yen	JPHQ	Sell	1,216,900,000	11,233,787	10/07/15	1,057,231	—
Polish Zloty	DBAB	Buy	8,156,625	1,913,129 EUR 10/07/15		75,194	—
Japanese Yen	HSBK	Sell	605,200,000	5,616,836	10/09/15	555,475	—
Japanese Yen	BZWS	Sell	306,400,000	2,845,568	10/13/15	282,843	—
Japanese Yen	DBAB	Sell	302,200,000	2,808,289	10/13/15	280,694	—
Euro	CITI	Sell	38,305,000	48,720,130	10/15/15	7,395,804	—
Euro	HSBK	Sell	5,173,000	6,623,509	10/20/15	1,042,119	—
Malaysian Ringgit	HSBK	Buy	4,770,000	1,426,563	10/23/15	—	(162,706)
Malaysian Ringgit	HSBK	Sell	4,770,000	1,263,744	10/23/15	—	(113)
Malaysian Ringgit	DBAB	Buy	3,604,000	1,081,535	10/26/15	—	(126,840)
Malaysian Ringgit	DBAB	Sell	3,604,000	954,196	10/26/15	—	(499)
Malaysian Ringgit	HSBK	Buy	2,403,275	721,271	10/26/15	—	(84,647)
Malaysian Ringgit	HSBK	Sell	2,403,275	636,629	10/26/15	5	—
Euro	DBAB	Sell	2,500,000	3,188,250	10/29/15	490,329	—
Euro	DBAB	Sell	1,863,597	2,379,720	10/30/15	368,539	—
Euro	DBAB	Sell	84,184	106,619	11/03/15	15,760	—
Euro	DBAB	Sell	4,349,000	5,454,646	11/05/15	760,593	—
Malaysian Ringgit	HSBK	Buy	95,000,000	28,088,227	11/05/15	—	(2,942,092)
Malaysian Ringgit	HSBK	Sell	95,000,000	25,142,252	11/05/15	—	(3,882)
Japanese Yen	BZWS	Sell	2,840,000,000	25,179,537	11/06/15	1,411,115	—
Euro	DBAB	Sell	10,704,000	13,368,761	11/10/15	1,814,176	—
Uruguayan Peso	CITI	Buy	9,800,000	375,191	11/12/15	—	(20,100)
Euro	BZWS	Sell	10,571,000	13,229,924	11/16/15	1,817,343	—
Japanese Yen	MSCO	Sell	100,400,000	875,518	11/16/15	35,037	—
Euro	UBSW	Sell	433,000	539,908	11/18/15	72,414	—
Japanese Yen	DBAB	Sell	166,350,000	1,434,299	11/18/15	41,658	—
Japanese Yen	CITI	Sell	205,908,000	1,778,058	11/19/15	54,202	—
Malaysian Ringgit	DBAB	Buy	2,025,400	592,638	11/19/15	—	(57,096)
Malaysian Ringgit	DBAB	Sell	2,025,400	535,296	11/19/15	—	(246)
Euro	DBAB	Sell	200,000	251,032	11/20/15	35,090	—
Japanese Yen	CITI	Sell	231,295,000	1,995,643	11/20/15	59,198	—
Malaysian Ringgit	HSBK	Buy	1,231,000	359,217	11/20/15	—	(33,749)
Malaysian Ringgit	HSBK	Sell	1,231,000	325,446	11/20/15	—	(22)
Uruguayan Peso	CITI	Buy	9,800,000	373,618	11/20/15	—	(19,405)
Japanese Yen	HSBK	Sell	43,408,000	371,326	11/24/15	7,868	—
Uruguayan Peso	CITI	Buy	14,640,000	569,207	12/01/15	—	(41,850)
Euro	CITI	Sell	6,170,000	7,645,247	12/07/15	980,841	—
Euro	DBAB	Sell	183,617	227,906	12/09/15	29,566	—
Euro	BOFA	Sell	7,619,000	9,473,846	12/15/15	1,242,825	—
Euro	DBAB	Sell	292,125	364,747	12/17/15	49,142	—
Japanese Yen	DBAB	Sell	617,700,000	5,287,622	12/21/15	111,980	—
Japanese Yen	HSBK	Sell	618,650,000	5,289,867	12/21/15	106,266	—
Japanese Yen	BZWS	Sell	312,460,000	2,642,547	12/22/15	24,410	—
Japanese Yen	CITI	Sell	487,440,000	4,128,049	12/22/15	43,736	—
Japanese Yen	DBAB	Sell	160,839,000	1,350,408	1/07/16	2,131	—
Japanese Yen	GSCO	Sell	228,991,000	1,933,801	1/08/16	14,167	—
Malaysian Ringgit	JPHQ	Buy	885,000	239,416	1/11/16	—	(6,294)
Malaysian Ringgit	JPHQ	Sell	885,000	232,760	1/11/16	—	(362)
Euro	DBAB	Sell	84,250	99,857	1/12/16	8,772	—
Japanese Yen	CITI	Sell	63,300,000	533,925	1/14/16	3,192	—
Japanese Yen	SCNY	Sell	189,880,000	1,611,611	1/14/16	19,579	—
Euro	JPHQ	Sell	8,857,000	10,475,165	1/15/16	898,693	—
Euro	BZWS	Sell	8,857,000	10,482,020	1/19/16	904,428	—

franklintempleton.com						Annual Report | 41

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation Depreciation
Euro	DBAB	Sell	19,005,000	22,462,010	1/19/16	$1,910,790	$—
Euro	JPHQ	Sell	8,818,000	10,419,790	1/19/16	884,370	—
Malaysian Ringgit	JPHQ	Buy	599,000	161,151	1/19/16	—	(3,443)
Malaysian Ringgit	JPHQ	Sell	599,000	157,458	1/19/16	—	(252)
Euro	JPHQ	Sell	278,551,367	323,809,000	1/21/16	22,577,478	—
Euro	JPHQ	Sell	8,901,000	10,419,769	1/25/16	792,907	—
Japanese Yen	GSCO	Sell	254,830,000	2,178,500	1/27/16	41,125	—
Japanese Yen	HSBK	Sell	313,645,839	2,680,333	1/28/16	49,570	—
Euro	DBAB	Sell	8,237,000	9,398,005	1/29/16	488,249	—
Japanese Yen	DBAB	Sell	242,274,032	2,066,550	1/29/16	34,375	—
Euro	DBAB	Sell	5,030,000	5,715,589	2/03/16	273,968	—
Japanese Yen	JPHQ	Sell	209,300,000	1,794,179	2/08/16	38,098	—
Japanese Yen	SCNY	Sell	209,310,000	1,793,958	2/08/16	37,792	—
Euro	DBAB	Sell	288,563	332,107	2/09/16	19,875	—
Japanese Yen	BZWS	Sell	209,340,000	1,794,199	2/09/16	37,733	—
Japanese Yen	JPHQ	Sell	209,790,000	1,797,455	2/09/16	37,214	—
Euro	DBAB	Sell	16,570,000	18,981,432	2/23/16	1,044,960	—
Euro	BZWS	Sell	587,300	670,186	2/26/16	34,397	—
Japanese Yen	BZWS	Sell	302,200,000	2,546,021	2/26/16	9,211	—
Euro	DBAB	Sell	707,436	786,421	3/09/16	20,309	—
Mexican Peso	CITI	Buy	197,094,000	12,412,243	3/10/16	188,427	—
Mexican Peso	CITI	Buy	177,301,000	11,139,237	3/11/16	195,154	—
Unrealized appreciation (depreciation)						93,988,645	(10,217,243)
Net unrealized appreciation (depreciation)						$83,771,402

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

*In U.S. dollars unless otherwise indicated.

42 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

At March 31, 2015, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
		Expiration	Notional	Unrealized	Unrealized
Description	Exchange	Date	Amount Appreciation		Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 0.926%	LCH	10/17/17	$43,150,000	$—	$(92,514)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.775%	CME	10/04/23	1,690,000	—	(136,156)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.795%	CME	10/04/23	1,690,000	—	(139,028)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.765%	CME	10/07/23	1,690,000	—	(134,648)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.731%	LCH	7/07/24	46,520,000	—	(3,261,586)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.914%	LCH	1/22/25	21,800,000	151,014	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.970%	LCH	1/23/25	27,250,000	50,199	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.973%	LCH	1/27/25	16,080,000	28,586	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.937%	LCH	1/29/25	4,020,000	21,055	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.942%	LCH	1/30/25	3,400,000	16,469	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.817%	LCH	2/03/25	5,360,000	90,285	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 3.668%	CME	10/04/43	820,000	—	(240,231)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 3.687%	CME	10/04/43	820,000	—	(243,596)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 3.675%	CME	10/07/43	820,000	—	(241,461)
Total Interest Rate Swaps unrealized appreciation (depreciation)				357,608	(4,489,220)
Net unrealized appreciation (depreciation)					$(4,131,612)

See Abbreviations on page 60.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	43

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2015

Templeton Global Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,542,038,457
Cost - Sweep Money Fund (Note 3f)	40,584,543
Total cost of investments	$2,582,623,000
Value - Unaffiliated issuers	$2,649,171,028
Value - Sweep Money Fund (Note 3f)	40,584,543
Total value of investments	2,689,755,571
Cash	309,597
Restricted cash (Note 1e)	23,397,000
Foreign currency, at value (cost $2,106,772)	2,101,663
Receivables:
Investment securities sold	28,930,974
Capital shares sold	4,732,596
Dividends and interest	20,812,211
Due from brokers	8,117,162
Unrealized appreciation on forward exchange contracts	93,988,645
Other assets	1,621
Total assets	2,872,147,040

Liabilities:
Payables:
Investment securities purchased	24,446,286
Capital shares redeemed	5,381,341
Management fees	1,629,905
Distribution fees	1,712,912
Transfer agent fees	573,108
Variation margin	293,930
Due to brokers	23,397,000
Unrealized depreciation on forward exchange contracts	10,217,243
Deferred tax	1,754,035
Accrued expenses and other liabilities	413,873
Total liabilities	69,819,633
Net assets, at value	$2,802,327,407
Net assets consist of:
Paid-in capital	$2,721,547,650
Distributions in excess of net investment income	(34,452,356)
Net unrealized appreciation (depreciation)	184,207,062
Accumulated net realized gain (loss)	(68,974,949)
Net assets, at value	$2,802,327,407

44 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
March 31, 2015

Templeton Global Balanced Fund

Class A:
Net assets, at value	$1,117,108,716
Shares outstanding	356,778,424
Net asset value per share[a]	$3.13
Maximum offering price per share (net asset value per share ÷ 94.25%)	$3.32
Class A1:
Net assets, at value	$467,764,645
Shares outstanding	149,266,484
Net asset value per share[a]	$3.13
Maximum offering price per share (net asset value per share ÷ 95.75%)	$3.27
Class C:
Net assets, at value	$507,887,555
Shares outstanding	162,930,758
Net asset value and maximum offering price per share[a]	$3.12
Class C1:
Net assets, at value	$296,672,236
Shares outstanding	94,756,100
Net asset value and maximum offering price per share[a]	$3.13
Class R:
Net assets, at value	$6,356,793
Shares outstanding	2,025,198
Net asset value and maximum offering price per share	$3.14
Class R6:
Net assets, at value	$660,020
Shares outstanding	210,165
Net asset value and maximum offering price per share	$3.14
Advisor Class:
Net assets, at value	$405,877,442
Shares outstanding	129,069,681
Net asset value and maximum offering price per share	$3.14

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	45

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2015

Templeton Global Balanced Fund

Investment income:
Dividends (net of foreign taxes of $4,568,658)	$54,239,426
Interest (net of foreign taxes of $312,960)	52,668,161
Total investment income	106,907,587
Expenses:
Management fees (Note 3a)	20,018,104
Distribution fees: (Note 3c)
Class A	2,825,779
Class A1	1,262,363
Class C	5,058,553
Class C1	2,062,576
Class R	29,016
Transfer agent fees: (Note 3e)
Class A	1,187,170
Class A1	529,460
Class C	546,170
Class C1	334,565
Class R	6,095
Class R6	207
Advisor class	465,993
Custodian fees (Note 4)	914,308
Reports to shareholders	285,499
Registration and filing fees	440,137
Professional fees	154,147
Trustees’ fees and expenses	104,753
Other	93,896
Total expenses	36,318,791
Expense reductions (Note 4)	(1,518)
Expenses waived/paid by affiliates (Note 3f and 3g)	(30,312)
Net expenses	36,286,961
Net investment income	70,620,626
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	30,280,836
Foreign currency transactions	24,821,126
Swap contracts	(768,094)
Net realized gain (loss)	54,333,868
Net change in unrealized appreciation (depreciation) on:
Investments	(207,003,807)
Translation of other assets and liabilities denominated in foreign currencies	84,795,153
Change in deferred taxes on unrealized appreciation	(723,343)
Net change in unrealized appreciation (depreciation)	(122,931,997)
Net realized and unrealized gain (loss)	(68,598,129)
Net increase (decrease) in net assets resulting from operations	$2,022,497

46 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Balanced Fund

	Year Ended March 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$70,620,626	$53,987,484
Net realized gain (loss) from investments, written options, foreign currency transactions
and swap contracts	54,333,868	15,218,214
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	(122,931,997)	217,255,328
Net increase (decrease) in net assets resulting from operations	2,022,497	286,461,026
Distributions to shareholders from:
Net investment income:
Class A	(62,075,671)	(16,197,660)
Class A1	(26,874,604)	(12,757,461)
Class C	(25,080,050)	(5,399,885)
Class C1	(15,702,596)	(6,616,964)
Class R	(309,971)	(104,280)
Class R6	(7,279)	(142)
Advisor Class	(25,386,535)	(7,725,935)
Total distributions to shareholders	(155,436,706)	(48,802,327)
Capital share transactions: (Note 2)
Class A	120,877,639	743,276,860
Class A1	(46,507,756)	(56,930,256)
Class C	55,073,603	360,147,502
Class C1	(29,511,751)	(19,012,395)
Class R	880,071	1,330,694
Class R6	651,010	5,000
Advisor Class	10,520,977	244,315,626
Total capital share transactions	111,983,793	1,273,133,031
Net increase (decrease) in net assets	(41,430,416)	1,510,791,730
Net assets:
Beginning of year	2,843,757,823	1,332,966,093
End of year	$2,802,327,407	$2,843,757,823
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of year	$(34,452,356)	$11,051,491

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 47

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Global Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers seven classes of shares: Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent

48 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

franklintempleton.com

Annual Report

| 49

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the coun-terparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the

50 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

e. Restricted Cash

At March 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

h. Investments in FT Holdings Corporation IV (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At March 31, 2015, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings

franklintempleton.com

Annual Report

| 51

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

j. Income and Deferred Taxes (continued)

are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

52 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

2. Shares of Beneficial Interest

At March 31, 2015, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
	2015		2014 [a]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	109,538,970	$355,971,282	262,890,458	$817,963,925
Shares issued in reinvestment of distributions	18,403,505	56,547,393	4,682,731	14,560,626
Shares redeemed	(91,361,636)	(291,641,036)	(28,497,678)	(89,247,691)
Net increase (decrease)	36,580,839	$120,877,639	239,075,511	$743,276,860
Class A1 Shares:
Shares sold	6,238,720	$20,032,228	9,427,401	$29,183,171
Shares issued in reinvestment of distributions	8,116,785	24,983,022	3,823,756	11,796,777
Shares redeemed	(28,527,607)	(91,523,006)	(31,462,223)	(97,910,204)
Net increase (decrease)	(14,172,102)	$(46,507,756)	(18,211,066)	$(56,930,256)
Class C Shares:
Shares sold	48,938,455	$158,489,674	125,645,853	$389,978,741
Shares issued in reinvestment of distributions	7,387,731	22,525,190	1,548,840	4,798,969
Shares redeemed	(39,895,633)	(125,941,261)	(11,061,515)	(34,630,208)
Net increase (decrease)	16,430,553	$55,073,603	116,133,178	$360,147,502
Class C1 Shares:
Shares sold	2,124,207	$6,775,862	4,469,592	$13,736,907
Shares issued in reinvestment of distributions	4,581,281	14,057,216	1,922,477	5,918,331
Shares redeemed	(15,676,169)	(50,344,829)	(12,467,232)	(38,667,633)
Net increase (decrease)	(8,970,681)	$(29,511,751)	(6,075,163)	$(19,012,395)
Class R Shares:
Shares sold	868,343	$2,798,699	1,084,060	$3,351,734
Shares issued in reinvestment of distributions	70,404	216,177	20,123	62,325
Shares redeemed	(656,876)	(2,134,805)	(673,945)	(2,083,365)
Net increase (decrease)	281,871	$880,071	430,238	$1,330,694
Class R6 Shares:
Shares sold	209,563	$654,529	1,656	$5,000
Shares issued in reinvestment of distributions	2,276	6,969	—	—
Shares redeemed	(3,330)	(10,488)	—	—
Net increase (decrease)	208,509	$651,010	1,656	$5,000
Advisor Class Shares:
Shares sold	53,588,116	$175,920,538	96,392,609	$302,270,562
Shares issued in reinvestment of distributions	6,996,378	21,618,814	2,006,228	6,261,081
Shares redeemed	(58,946,614)	(187,018,375)	(20,522,225)	(64,216,017)
Net increase (decrease)	1,637,880	$10,520,977	77,876,612	$244,315,626

[a]For the period May 1, 2013 (effective date) to March 31, 2014, for Class R6.

franklintempleton.com

Annual Report

| 53

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.825%	Up to and including $500 million
0.725%	Over $500 million, up to and including $1 billion
0.675%	Over $1 billion, up to and including $1.5 billion
0.625%	Over $1.5 billion, up to and including $6.5 billion
0.600%	Over $6.5 billion, up to and including $11.5 billion
0.578%	Over $11.5 billion, up to and including $16.5 billion
0.565%	Over $16.5 billion, up to and including $19.0 billion
0.555%	Over $19.0 billion, up to and including $21.5 billion
0.545%	In excess of $21.5 billion

Under a subadvisory agreement, Advisers, an affiliate of TGAL, provides subadvisory services to the Fund. The subadvisory fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and Class A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C, C1, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

54 | Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.25%
Class C	1.00%
Class C1	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$976,614
CDSC retained	$154,120

e. Transfer Agent Fees

Each class of shares, except for Class R6 pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended March 31, 2015, the Fund paid transfer agent fees of $3,069,660, of which $1,097,889 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

franklintempleton.com

Annual Report

| 55

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$36,175,166
2018	30,914,281
$67,089,447

During the year ended March 31, 2015, the Fund utilized $15,256,826 of capital loss carryforwards.

The tax character of distributions paid during the years ended March 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$155,436,706	$48,802,327

At March 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,605,065,113

Unrealized appreciation	$351,965,326
Unrealized depreciation	(267,274,868)
Net unrealized appreciation (depreciation)	$84,690,458

Distributable earnings – undistributed ordinary income	$78,680,664

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2015, aggregated $606,440,677 and $587,097,797, respectively.

7. Credit Risk And Defaulted Securities

At March 31, 2015, the Fund had 11.01% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2015, the aggregate value of these securities represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

56 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At March 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Interest rate contracts	Variation margin / Net assets	$357,608	[a]	Due from brokers / Variation	$4,489,220	[a]
	consist of: net unrealized			margin / Net assets consist of:
	appreciation			net unrealized depreciation
Foreign exchange
contracts	Unrealized appreciation on	93,988,645		Unrealized depreciation on	10,217,243
	forward exchange contracts			forward exchange contracts
[a]Includes cumulative appreciation (depreciation) of centrally cleared swaps as reported in the Statement of Investments. Initial margin is included as a receivable due from brokers and current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended March 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts	Realized Gain		Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Year	for the Year
Interest rate contracts	Net realized gain (loss) from swap contracts / Net change in unrealized	$(768,094)	$(3,973,458)
	appreciation (depreciation) on investments

Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change	27,235,214	85,465,578
	in unrealized appreciation (depreciation) on translation of other assets
	and liabilities denominated in foreign currencies

For the year ended March 31, 2015, the average month end fair value of derivatives represented 1.57% of average month end net assets. The average month end number of open derivative contracts for the year was 236.

At March 31, 2015, the Fund’s OTC derivative assets and liabilities, are as follows:

Gross and Net Amounts of
Assets and Liabilities Presented
in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$93,988,645	$10,217,243

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

franklintempleton.com Annual Report | 57

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

9. Other Derivative Information (continued)

At March 31, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received	than zero)
Counterparty
BOFA	$2,886,434	$—	$(2,805,165)	$—	$81,269
BZWS	8,293,570	—	—	(8,277,000)	16,570
CITI	10,331,111	(81,551)	(10,074,835)	—	174,725
DBAB	14,874,232	(5,701,990)	—	(7,440,000)	1,732,242
GSCO	6,534,532	—	—	(6,240,000)	294,532
HSBK	5,428,136	(3,250,127)	(2,095,711)	—	82,298
JPHQ	43,077,739	(997,435)	(42,080,304)	—	—
MSCO	35,037	(35,037)	—	—	—
SCNY	1,458,600	—	—	(1,440,000)	18,600
UBSW	1,069,254	—	(1,069,254)	—	—
Total	$93,988,645	$(10,066,140)	$(58,125,269)	$(23,397,000)	$2,400,236

aAt March 31, 2015, the Fund received Switzerland Treasury Bonds, United Kingdom Treasury Bonds, U.S. Government and Agency securities and U.S. Treasury Bonds, Notes and Bills as collateral for derivatives.

[b]In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts herein.

At March 31, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:
		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
CITI	$81,551	$(81,551)	$—	$—	$—
DBAB	5,701,990	(5,701,990)	—	—	—
HSBK	3,250,127	(3,250,127)	—	—	—
JPHQ	997,435	(997,435)	—	—	—
MSCO	186,140	(35,037)	—	—	151,103
Total	$10,217,243	$(10,066,140)	$—	$—	$151,103

See Note 1(d) regarding derivative financial instruments.

58 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2015, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
United Kingdom	$169,175,483	$578,059	$—	$169,753,542
United States	493,206,752	2,897,895	—	496,104,647
All Other Equity Investments[b]	1,213,484,232	—	—	1,213,484,232
Equity-Linked Securities	—	71,862,340	—	71,862,340
Corporate Bonds and Notes	—	69,838,827	3,800	69,842,627
Senior Floating Rate Interests	—	4,849,206	35,889	4,885,095
Foreign Government and Agency Securities	—	597,151,719	—	597,151,719
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	40,584,543	26,086,826	—	66,671,369
Total Investments in Securities	$1,916,451,010	$773,264,872	$39,689	$2,689,755,571
Other Financial Instruments
Forward Exchange Contracts	$—	$93,988,645	$—	$93,988,645
Swap Contracts	—	357,608	—	357,608
Total Other Financial Instruments	$—	$94,346,253	$—	$94,346,253

franklintempleton.com			Annual Report | 59

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

11. Fair Value Measurements (continued)
	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$10,217,243	$—	$10,217,243
Swap Contracts	—	4,489,220	—	4,489,220
Total Other Financial Instruments	$—	$14,706,463	$—	$14,706,463

aIncludes common, convertible preferred and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at March 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio

BOFA	Bank of America Corp.	BRL	Brazilian Real	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	EUR	Euro	FRN	Floating Rate Note
CITI	Citigroup, N.A.	GHS	Ghanaian Cedi	IDR	International Depositary Receipt
CME	Chicago Mercentile Exchange	HUF	Hungarian Forint	PIK	Payment-In-Kind
DBAB	Deutsche Bank AG	IDR	Indonesian Rupiah
GSCO	The Goldman Sachs Group, Inc.	INR	Indian Rupee
HSBK	HSBC Bank PLC	KRW	South Korean Won
JPHQ	JPMorgan Chase Bank, N.A.	LKR	Sri Lankan Rupee
LCH	London Clearing House	MXN	Mexican Peso
MSCO	Morgan Stanley and Co., Inc.	MYR	Malaysian Ringgit
SCNY	Standard Chartered Bank	PEN	Peruvian Nuevo Sol
UBSW	UBS AG	PHP	Philippine Peso
		PLN	Polish Zloty
		RSD	Serbian Dinar
		SGD	Singapore Dollar
		UYU	Uruguayan Peso

60 | Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Balanced Fund (the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 15, 2015

franklintempleton.com

Annual Report

| 61

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Global Balanced Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 7.01% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $45,171,158 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2015, more than 50% of Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on March 12, 2015 to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0054	$0.0989	$0.0337
Class A1	$0.0054	$0.0985	$0.0336
Class C	$0.0054	$0.0897	$0.0306
Class C1	$0.0054	$0.0918	$0.0312
Class R	$0.0054	$0.0960	$0.0330
Class R6	$0.0054	$0.1030	$0.0352
Advisor Class	$0.0054	$0.1017	$0.0347

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

62 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	138	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	43	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (2014-present), Ares
Capital Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2001	26	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	138	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		RTI International Metals, Inc.
		Trustee since 2007		(manufacture and distribution of
titanium) (1999-present), Canadian
National Railway (railroad) (2001-
present), White Mountains Insurance
Group, Ltd. (holding company) (2004-
present) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

franklintempleton.com				Annual Report | 63

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2006	42	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	138	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	138	Cbeyond, Inc. (business
300 S.E. 2nd Street				communications provider)
Fort Lauderdale, FL 33301-1923				(2010-2012), The Southern Company
				(energy company) (December 2014;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 2001	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations;
and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	43	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

64 | Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2006	155	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board,	Board, Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013, and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

franklintempleton.com				Annual Report | 65

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Products and Client Services, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

66 | Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since		Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013	and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares
Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied
Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and
Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to
Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and
Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such princi-
ples in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial report-
ing and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable
U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com Annual Report | 67

TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON GLOBAL BALANCED FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds in Templeton Global Investment Trust, including Templeton Global Balanced Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, they receive an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders with respect to investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the

68 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON GLOBAL BALANCED FUND

SHAREHOLDER INFORMATION

Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A1 shares, which have the same expense structure as the Fund’s Class A shares, during 2014 and previous years of operations. The Lipper performance universe for the Fund consisted of all retail and institutional mixed-asset target allocation moderate funds as designated by Lipper. The Fund’s objective is to generate current income while maintaining capital appreciation. The Lipper report showed the Fund’s income return during 2014 and each of the annualized previous three- and five-year periods to be in the highest quintile of such performance universe. The Lipper report showed the Fund’s 2014 total return to be in the lowest performing quintile of its performance universe and on an annualized basis to be in the second-highest and second-lowest performing quintiles of such universe for the previous three- and five-year periods, respectively. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report and consistent with its objective of seeking both income and capital appreciation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual investment management fee rate was within seven basis points of its Lipper expense group median, while its actual total expense ratio was below the group’s median. The Board found such comparative expenses as shown in the Lipper report to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type

franklintempleton.com

Annual Report

| 69

TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON GLOBAL BALANCED FUND SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

70 | Annual Report

franklintempleton.com

GOF P-4 04/15

     SUPPLEMENT DATED APRIL 21, 2015 TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF

EACH OF THE LISTED FUNDS

TEMPLETON FUNDS

Templeton Foreign Fund Templeton World Fund

TEMPLETON GROWTH FUND, INC.

Templeton Growth Fund

TEMPLETON GLOBAL INVESTMENT TRUST

Templeton Global Balanced Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Templeton Growth VIP Fund

The Prospectus is amended as follows:
I. For the Templeton Foreign Fund, the portfolio management team under “FUND SUMMARY – Portfolio
Managers” section on page 7 is revised as follows:
Portfolio Managers
Tucker Scott, CFA Executive Vice President of Global Advisors and portfolio manager of the Fund since 2007.
Norman J. Boersma, CFA President, Chief Executive Officer and Director of Global Advisors and portfolio manager of the Fund since 2011.

James Harper, CFA Executive Vice President of Global Advisors and portfolio manager of the Fund since 2010.

Heather Arnold, CFA Executive Vice President, Director of Research and Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2014.

II. For the Templeton World Fund, the portfolio management team under “FUND SUMMARY – Portfolio Managers” section on page 7 is revised as follows:

Portfolio Managers

Norman J. Boersma, CFA President, Chief Executive Officer and Director of Global Advisors and portfolio manager of the Fund since 2011.

Tucker Scott, CFA Executive Vice President of Global Advisors and portfolio manager of the Fund since 2007.

James Harper, CFA Executive Vice President of Global Advisors and portfolio manager of the Fund since 2010.

Heather Arnold, CFA Executive Vice President, Director of Research and Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2014.

III. For the Templeton Growth Fund, the portfolio management team under “FUND SUMMARY – Portfolio Managers” section on page 7 is revised as follows:

Portfolio Managers

Norman J. Boersma, CFA President, Chief Executive Officer and Director of Global Advisors and portfolio manager of the Fund since 2011.

Tucker Scott, CFA Executive Vice President of Global Advisors and portfolio manager of the Fund since 2007.

James Harper, CFA Executive Vice President of Global Advisors and portfolio manager of the Fund since 2010.

Heather Arnold, CFA Executive Vice President, Director of Research and Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2014.

IV. For the Templeton Global Balanced Fund, the portfolio management team under “FUND SUMMARY –Portfolio Managers” section on page 14 is revised as follows:

Portfolio Managers

Heather Arnold, CFA Executive Vice President, Director of Research and Portfolio Manager of Global Advisors
and portfolio manager of the global equity portion of the Fund since April 2015.

Norman J. Boersma, CFA President, Chief Executive Officer and Director of Global Advisors and portfolio manager of the global equity portion of the Fund since 2011.

James Harper, CFA Executive Vice President of Global Advisors and portfolio manager of the global equity portion of the Fund since 2010.

Michael Hasenstab, Ph.D. Executive Vice President of Advisers and portfolio manager of the global fixed income portion of the Fund since inception (2005).

Christopher J. Molumphy, CFA Executive Vice President and Director of Advisers and portfolio manager of the global fixed income portion of the Fund since inception (2005).

V. For the Templeton Growth VIP Fund (Class 1, 2 and 4), the portfolio management team under “FUND
SUMMARY – Portfolio Managers” section on page TG-S4 is revised as follows:

Portfolio Managers

Norman J. Boersma, CFA President, Chief Executive Officer and Director of Global Advisors and portfolio manager of the Fund since 2011.

James Harper, CFA Executive Vice President of Global Advisors and portfolio manager of the Fund since 2010.

Heather Arnold, CFA Executive Vice President, Director of Research and Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2014.

VI. For the Templeton Foreign Fund, the portfolio management team under “FUND DETAILS – Management” section on page 18 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

Tucker Scott, CFA Executive Vice President of Global Advisors

Mr. Scott has been lead portfolio manager of the Fund since 2007. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

Norman J. Boersma, CFA President, Chief Executive Officer and Director of Global Advisors

Mr. Boersma has been a portfolio manager of the Fund since 2011, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1991.

James Harper, CFA Executive Vice President of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007.

Heather Arnold, CFA Executive Vice President, Director of Research and Portfolio Manager of Global Advisors

Ms. Arnold has been a portfolio manager of the Fund since 2014, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She first joined Franklin Templeton Investments in 1997, left in 2001 to start her own company and rejoined again in 2008.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

VII. For the Templeton World Fund, the portfolio management team under “FUND DETAILS – Management” section on page 18 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

Norman J. Boersma, CFA President, Chief Executive Officer and Director of Global Advisors

Mr. Boersma has been a portfolio manager of the Fund since 2011. He joined Franklin Templeton Investments in 1991.

Tucker Scott, CFA Executive Vice President of Global Advisors
Mr. Scott has been a portfolio manager of the Fund since 2007. He joined Franklin Templeton Investments in 1996.

James Harper, CFA Executive Vice President of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since 2010. He joined Franklin Templeton Investments in 2007.

Heather Arnold, CFA Executive Vice President, Director of Research and Portfolio Manager of Global Advisors

Ms. Arnold has been a portfolio manager of the Fund since 2014. She first joined Franklin Templeton Investments in 1997, left in 2001 to start her own company and rejoined again in 2008.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The portfolio managers of the Fund have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

VIII. For the Templeton Growth Fund, the portfolio management team under “FUND DETAILS – Management” section on page 16 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

Norman J. Boersma, CFA President, Chief Executive Officer and Director of Global Advisors

Mr. Boersma has been lead portfolio manager of the Fund since 2011. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991.

Tucker Scott, CFA Executive Vice President of Global Advisors

Mr. Scott has been a portfolio manager of the Fund since 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

James Harper, CFA Executive Vice President of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007.

Heather Arnold, CFA Executive Vice President, Director of Research and Portfolio Manager of Global Advisors

Ms. Arnold has been a portfolio manager of the Fund since 2014, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She first joined Franklin Templeton Investments in 1997, left in 2001 to start her own company and rejoined again in 2008.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

IX. For the Templeton Global Balanced Fund, the portfolio management team under “FUND DETAILS –Management” section on page 31 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in global equity and global fixed-income markets. The team responsible for the global equity component of the Fund's portfolio is:

Heather Arnold, CFA Executive Vice President, Director of Research and Portfolio Manager of Global Advisors

Ms. Arnold has been a lead portfolio manager of the global equity portion of the Fund since April 2015. She has primary responsibility for the investments of the global equity component of the Fund, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time. She first joined Franklin Templeton Investments in 1997, left in 2001 to start her own company and rejoined again in 2008.

Norman J. Boersma, CFA President, Chief Executive Officer and Director of Global Advisors

Mr. Boersma has been a portfolio manager of the global equity portion of the Fund since 2011, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1991.

James Harper, CFA Executive Vice President of Global Advisors

Mr. Harper has been a portfolio manager of the global equity portion of the Fund since 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007.

The team responsible for the global fixed-income component of the Fund's portfolio is:

Michael Hasenstab, Ph.D. Executive Vice President of Advisers

Dr. Hasenstab has been a lead portfolio manager of the global fixed income portion of the Fund since inception. He has primary responsibility for the investments of the global fixed income component of the Fund, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

Christopher J. Molumphy, CFA Executive Vice President and Director of Advisers

Mr. Molumphy has been a portfolio manager of the global fixed income portion of the Fund since inception and participates in determining asset allocation and in other investment related activities. He joined Franklin Templeton Investments in 1988.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

X. For the Templeton Growth VIP Fund, the portfolio management team under “FUND DETAILS – Management” section of each Class’ prospectus beginning on page TG-D6 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

Norman J. Boersma, CFA President, Chief Executive Officer and Director of Global Advisors

Mr. Boersma has been lead portfolio manager of the Fund since 2011. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991.

James Harper, CFA Executive Vice President of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007.

Heather Arnold, CFA Executive Vice President, Director of Research and Portfolio Manager of Global Advisors

Ms. Arnold has been a portfolio manager of the Fund since 2014, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She first joined Franklin Templeton Investments in 1997, left in 2001 to start her own company and rejoined again in 2008.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

This page intentionally left blank.

Annual Report and Shareholder Letter
Templeton Global Balanced Fund

Investment Manager
Templeton Global Advisors Limited

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	325 A 05/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $245,836 for the fiscal year ended March 31, 2015 and $283,759 for the fiscal year ended March 31, 2014.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $4,500 the fiscal year ended March 31, 2015 and $4,500 for the fiscal year ended March 31, 2014.  The services for which these fees were paid include consulting and preparation of tax returns.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended March 31, 2015 and $6,930 for the fiscal year ended March 31, 2014.  The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d)   All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2015 and $1,530 for the fiscal year ended March 31, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $5,945 for the fiscal year ended March 31, 2015 and $166,581 for the fiscal year ended March 31, 2014. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying asset under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g)  The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $10,445 for the fiscal year ended March 31, 2015 and $179,541 for the fiscal year ended March 31, 2014.

(h)  The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.            N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date May 27, 2015

By /s/MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

 Chief Accounting Officer

Date May 27, 2015